                               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                                   Company,

                                       RESIDENTIAL FUNDING CORPORATION,

                                               Master Servicer,

                                                      and

                                        U.S. BANK NATIONAL ASSOCIATION,

                                                    Trustee

                                              SERIES SUPPLEMENT,

                                         DATED AS OF FEBRUARY 1, 2006

                                                      TO

                                               STANDARD TERMS OF

                                        POOLING AND SERVICING AGREEMENT

                                          DATED AS OF JANUARY 1, 2006

                                      Mortgage Pass-Through Certificates

                                                Series 2006-S2

                                               TABLE OF CONTENTS

ARTICLE II        ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES15

        Section 2.01      Conveyance of Mortgage Loans.....................................15

        Section 2.02      Acceptance by Trustee.  (See Section 2.02 of the Standard Terms).15

        Section 2.03      Representations, Warranties and Covenants of the Master Servicer and the
                          Company..........................................................15

        Section 2.04      Representations and Warranties of Residential Funding.  (See Section 2.04 of
                          the Standard Terms)..............................................18

        Section 2.05      Execution and Authentication of Class R Certificates.............18

        Section 2.06      [RESERVED].......................................................18

        Section 2.07      [RESERVED].......................................................18

        Section 2.08      Purposes and Powers of the Trust.  (See Section 2.08 of the Standard Terms).
                          18

        Section 2.09      Agreement Regarding Ability to Disclose..........................18

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................19

        Section 3.01      Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)
                          19

        Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                          of Subservicers' and Sellers' Obligations........................19

        Section 3.03      Successor Subservicers.  (See Section 3.03 of the Standard Terms)20

        Section 3.04      Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)20

        Section 3.05      No Contractual Relationship Between Subservicer and Trustee or
                          Certificateholders.  (See Section 3.05 of the Standard Terms)....20

        Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee.  (See
                          Section 3.06 of the Standard Terms)..............................20

        Section 3.07      Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.
                          (See Section 3.07 of the Standard Terms).........................20

        Section 3.08      Subservicing Accounts; Servicing Accounts.  (See Section 3.08 of the Standard
                          Terms)...........................................................20

        Section 3.09      Access to Certain Documentation and Information Regarding the Mortgage
                          Loans.  (See Section 3.09 of the Standard Terms).................20

        Section 3.10      Permitted Withdrawals from the Custodial Account.  (See Section 3.10 of the
                          Standard Terms)..................................................20

        Section 3.11      Maintenance of the Primary Insurance Policies; Collections Thereunder.  (See
                          Section 3.11 of the Standard Terms)..............................20

        Section 3.12      Maintenance of Fire Insurance and Omissions and Fidelity Coverage.  (See
                          Section 3.12 of the Standard Terms)..............................20

        Section 3.13      Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                          Certain Assignments.  (See Section 3.13 of the Standard Terms)...20

        Section 3.14      Realization Upon Defaulted Mortgage Loans.  (See Section 3.14 of the Standard
                          Terms)...........................................................20

        Section 3.15      Trustee to Cooperate; Release of Mortgage Files.  (See Section 3.15 of the
                          Standard Terms)..................................................20

        Section 3.16      Servicing and Other Compensation; Compensating Interest.  (See Section 3.16
                          of the Standard Terms)...........................................20

        Section 3.17      Reports to the Trustee and the Company.  (See Section 3.17 of the Standard
                          Terms)...........................................................20

        Section 3.18      Annual Statement as to Compliance.  (See Section 3.18 of the Standard Terms)
                          21

        Section 3.19      Annual Independent Public Accountants' Servicing Report.  (See Section 3.19
                          of the Standard Terms)...........................................21

        Section 3.20      Rights of the Company in Respect of the Master Servicer.  (See Section 3.20
                          of the Standard Terms)...........................................21

        Section 3.21      Administration of Buydown Funds.  (See Section 3.21 of the Standard Terms) 21

        Section 4.03      Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                          Reporting.  (See Section 4.03 of the Standard Terms) and Exhibit Three hereto)
                          31

        Section 4.04      Distribution of Reports to the Trustee and the Company; Advances by the
                          Master Servicer.  (See Section 4.04 of the Standard Terms).......31

        Section 4.05      Allocation of Realized Losses....................................31

        Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section
                          4.06 of the Standard Terms)......................................33

        Section 4.07      Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the

ARTICLE VI        THE COMPANY AND THE MASTER SERVICER (SEE ARTICLE VI OF THE STANDARD TERMS)35

        Section 10.01     REMIC Administration.  (See Section 10.01 of the Standard Terms).39

        Section 10.02     Master Servicer; REMIC Administrator and Trustee Indemnification.  (See
                          Section 10.02 of the Standard Terms).............................39

        Section 10.03     Designation of REMIC(s)..........................................39

        Section 10.04     Distributions on the Uncertificated Class A-V REMIC Regular

        Section 11.02     Recordation of Agreement, Counterparts.  (See Section 11.02 of the Standard
                          Terms)...........................................................41

        Section 11.03     Limitation on Rights of Certificateholders.  (See Section 11.03 of the
                          Standard Terms)..................................................41

        Section 11.04     Governing Laws.  (See Section 11.04 of the Standard Terms).......41

        Section 11.05     Notices.  .......................................................41

        Section 11.06     Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the
                          Standard Terms)..................................................42

        Section 11.07     Severability of Provisions.  (See Section 11.07 of the Standard Terms)     42

        Section 11.08     Supplemental Provisions for Resecuritization.  (See Section 11.08 of the

EXHIBITS

Exhibit One:      Mortgage Loan Schedule (Available from the Company upon request.)
Exhibit Two:      Schedule of Discount Fractions (Available from the Company upon request.)
Exhibit Three:    Information to be Included in Monthly Distribution Date Statement
Exhibit Four:     Standard Terms of Pooling and Servicing Agreement dated as of January 1, 2006

SCHEDULES

Schedule A:....Schedule of Aggregate Planned Principal Balances

        This is a Series Supplement,  dated as of February 1, 2006 (the "Series  Supplement"),  to the Standard
Terms of Pooling and  Servicing  Agreement,  dated as of January 1, 2006 and  attached  as Exhibit  Four hereto
(the  "Standard  Terms" and,  together with this Series  Supplement,  the "Pooling and Servicing  Agreement" or
"Agreement"),  among  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES  I, INC.,  as the company  (together  with its permitted  successors  and  assigns,  the  "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master  servicer
(together  with  its  permitted  successors  and  assigns,  the  "Master  Servicer"),  and U.S.  BANK  NATIONAL
ASSOCIATION, as Trustee (together with its permitted successors and assigns, the "Trustee").

                                             PRELIMINARY STATEMENT

        The Company intends to sell Mortgage Pass-Through Certificates (collectively,  the "Certificates"),  to be issued hereunder in multiple classes,  which in the aggregate will evidence the entire beneficial  ownership interest in the Trust Fund.  As provided  herein,  the REMIC  Administrator  will make an election to treat the entire  segregated  pool of assets  described in the  definition of Trust Fund,  and subject to this  Agreement
(including  the Mortgage  Loans but excluding the Initial  Monthly  Payment  Fund),  as a real estate  mortgage investment conduit (the "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby  incorporated  by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall  conflict with or be  inconsistent with any provision  contained in the Standard Terms,  the terms and provisions of this Series  Supplement shall govern.  Any  cross-reference to a section of the Pooling and Servicing  Agreement,  to the extent the terms of the Standard Terms and Series Supplement  conflict with respect to that section,  shall be a cross-reference to the related section of the Series  Supplement.  All capitalized  terms not otherwise  defined herein shall have the meanings set forth in the Standard  Terms.  The Pooling and  Servicing  Agreement  shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation,  type, Pass-Through Rate, aggregate Initial Certificate
Principal  Balance,  Maturity  Date,  initial  ratings  and  certain  features  for each Class of  Certificates comprising the interests in the Trust Fund created hereunder.

                         AGGREGATE
                          INITIAL
                        CERTIFICATE
DESIGNATION     RATE      BALANCE     FEATURES(1)                        DATE          S&P/FITCH    DENOMINATIONS(2)

 Class A-1     5.75%                  Super Senior/PAC/Accretion    February 2036       AAA/AAA     $100,000.00
                        $113,005,000     Directed//Fixed Rate
 Class A-2     5.75%                            Senior              February 2036       AAA/AAA     $100,000.00
                                         Support/PAC/Accretion
                         $4,403,000       Directed/Fixed Rate
 Class A-3     5.75%                  Senior/Companion/Accretion    February 2036       AAA/AAA     $100,000.00
                        $70,828,000      Directed/ Fixed Rate
 Class A-4     5.75%    $14,000,000   Super Senior/Accrual/Fixed    February 2036       AAA/AAA     $100,000.00
                                                 Rate
 Class A-5     5.75%     $1,000,000             Senior              February 2036       AAA/AAA     $100,000.00
                                      Support/Accrual/Fixed Rate
 Class A-6     5.75%    $45,141,000   Super Senior/Lockout/Fixed    February 2036       AAA/AAA     $100,000.00
                                                 Rate
 Class A-7     5.75%     $1,760,000             Senior              February 2036       AAA/AAA     $100,000.00
                                      Support/Lockout/Fixed Rate
 Class A-P     0.00%      $658,812       Senior/Principal Only      February 2036       AAA/AAA     $100,000.00
 Class A-V    Variable    Notional          Senior/Interest         February 2036       AAA/AAA     $2,000,000.00
              Rate(3)                     Only/Variable Rate
  Class R      5.75%      $100.00     Senior/Residual/Fixed Rate    February 2036       AAA/AAA     (4)
 Class M-1     5.75%     $5,602,300      Mezzanine/Fixed Rate       February 2036        NA/AA      $100,000.00
 Class M-2     5.75%     $1,563,500      Mezzanine/Fixed Rate       February 2036        NA/A       $250,000.00
 Class M-3     5.75%     $1,042,300      Mezzanine/Fixed Rate       February 2036       NA/BBB      $250,000.00
 Class B-1     5.75%      $521,200      Subordinate/Fixed Rate      February 2036        NA/BB      $250,000.00
 Class B-2     5.75%      $521,200      Subordinate/Fixed Rate      February 2036        NA/B       $250,000.00
 Class B-3     5.75%      $521,535      Subordinate/Fixed Rate      February 2036        NA/NA      $250,000.00

____________
(1) The Certificates, other than the Class B and Class R Certificates shall be Book-Entry Certificates. The
Class B Certificates and the Class R Certificates shall be delivered to the holders thereof in physical form.

(2) The Certificates,  other than the Class R Certificates,  shall be issuable in minimum dollar  denominations as  indicated  above (by  Certificate  Principal  Balance or  Notional  Amount,  as  applicable)  and  integral multiples  of $1 (or  $1,000 in the case of the Class  B-1,  Class  B-2 and Class B-3  Certificates)  in excess thereof,  except  that one  Certificate  of any of the Class  B-1,  Class B-2 and Class B-3  Certificates  that contain  an uneven  multiple  of  $1,000  shall be issued  in a  denomination  equal to the sum of the  related minimum  denomination  set forth above and such uneven multiple for such Class or the sum of such  denomination and an integral multiple of $1,000.

(3) The initial Pass-Through Rate on the Class A-V Certificates is 0.3044%.

(4) The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage
Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage
Interest of not less than 0.01%.

        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $260,567,947.60.

        In consideration of the mutual agreements herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I
                                           DEFINITIONS

Section 1.01...Definitions.

        Whenever  used in this  Agreement,  the  following  words and  phrases,  unless the  context  otherwise requires, shall have the meanings specified in this Article.

        Accretion  Directed  Certificates:  The Class A-1  Certificates,  Class A-2  Certificates and Class A-3
Certificates.

        Accretion  Termination  Date:  The  earlier  of (a)  the  Distribution  Date  on  which  the  aggregate
Certificate  Principal  Balance of the Accretion  Directed  Certificates  is reduced to zero and (b) the Credit
Support Depletion Date.

        Accrual Certificates:  The Class A-4 Certificates and Class A-5 Certificates.

        Accrual   Distribution  Amount:  With  respect  to  each  Distribution  Date  preceding  the  Accretion
Termination Date, an amount equal to the sum of the Accrued  Certificate  Interest on each of the Class A-4 and
Class A-5 Certificates  for that date,  which amount for each class will be added to the Certificate  Principal
Balance thereof, and distributed  pursuant to Section  4.02(a)(ii)(Y)(1) to the holders of the Class A-1, Class
A-2, Class A-3, Class A-4 and Class A-5  Certificates,  as principal in reduction of the Certificate  Principal
Balances  thereof.  Any  distributions  of the Accrual  Distribution  Amount to the Class A-1, Class A-2, Class
A-3, Class A-4 and Class A-5 Certificates  will reduce the Certificate  Principal  Balances of those classes by that  amount.  The amount that is added to the  Certificate  Principal  Balances of the Class A-4 and Class A-5
Certificates  will accrue  interest  at a rate of 5.75% per annum.  On each  Distribution  Date on or after the
Accretion  Termination  Date,  the  entire  Accrued  Certificate  Interest  on the  Class  A-4  and  Class  A-5
Certificates for that date will be payable to the holders of related class of certificates, as interest.

        Aggregate Planned  Principal  Balance:  With respect to each  Distribution  Date, the aggregate planned principal  balance  set forth for that  Distribution  Date for the  Class  A-1 and  Class A-2  Certificates  in
Schedule A hereto.

        Bankruptcy  Amount:  As of any date of  determination  prior to the first  anniversary  of the  Cut-off
Date,  an amount  equal to the excess,  if any, of (A) $100,000  over (B) the  aggregate  amount of  Bankruptcy
Losses  allocated  solely to one or more specific  Classes of  Certificates  in accordance with Section 4.05 of this  Series  Supplement.  As of any date of  determination  on or after the first  anniversary  of the Cut-off
Date, an amount equal to the excess, if any, of

               (1)    the lesser of (a) the  Bankruptcy  Amount  calculated  as of the close of business on the
        Business Day immediately  preceding the most recent  anniversary of the Cut-off Date coinciding with or preceding  such date of  determination  (or, if such date of  determination  is an  anniversary  of the
        Cut-off Date, the Business Day immediately  preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A)    the  greater  of (i)  0.0006  times the  aggregate  principal  balance  of all the
               Mortgage  Loans in the  Mortgage  Pool as of the  Relevant  Anniversary  (other than  Additional
               Collateral  Loans,  if any) having a  Loan-to-Value  Ratio at origination  which exceeds 75% and
               (ii) $100,000; and

                      (B)    the  greater of (i) the product of (x) an amount  equal to the largest  difference in the related  Monthly  Payment for any  Non-Primary  Residence  Loan remaining in the Mortgage
               Pool (other than Additional Collateral Loans, if any) which had an original  Loan-to-Value Ratio of 80% or greater that would  result if the Net Mortgage  Rate thereof was equal to the weighted average (based on the principal  balance of the Mortgage  Loans as of the Relevant  Anniversary)
               of the Net Mortgage  Rates of all Mortgage Loans as of the Relevant  Anniversary  less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity,  in months, of all
               Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant  Anniversary,  and
               (z) one plus the  quotient of the number of all  Non-Primary  Residence  Loans  remaining in the
               Mortgage Pool divided by the total number of Outstanding  Mortgage Loans in the Mortgage Pool as
               of the Relevant Anniversary, and (ii) $100,000,

               over

               (2)    the aggregate amount of Bankruptcy Losses allocated solely to one or more specific
        Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including  accelerating the manner in which such coverage is reduced)  provided that prior to any such  reduction,  the Master  Servicer shall (i)
obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating assigned to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Business  Day:  Any  day  other  than  (i) a  Saturday  or a  Sunday  or  (ii) a day on  which  banking institutions  in the State of New York, the State of Michigan,  the State of California,  the State of Illinois
or the City of St.  Paul,  Minnesota  (and such  other  state or states in which the  Custodial  Account or the
Certificate  Account are at the time  located)  are  required or  authorized  by law or  executive  order to be closed.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate  Account:  The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "U.S. Bank National  Association,  as trustee,  in trust for the registered holders of Residential  Funding Mortgage  Securities I, Inc.,  Mortgage  Pass-Through  Certificates,
Series 2006-S2" and which must be an Eligible Account.

        Class A  Certificate:  Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6,
Class A-7, Class A-P or Class A-V  Certificates,  executed by the Trustee and  authenticated by the Certificate
Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-P Principal Distribution Amount: As defined in Section 4.02(b)(i).

        Class A-1 Optimal  Percentage:  As to any  Distribution  Date on or after the Credit Support  Depletion
Date, a fraction  expressed as a percentage,  the numerator of which is the  Certificate  Principal  Balance of the Class A-1  Certificates  immediately  prior to that  Distribution  Date and the denominator of which is the aggregate  Certificate  Principal  Balance of the Senior  Certificates  (other than the Class A-P Certificates)
immediately prior to that Distribution Date.

        Class A-1 Optimal  Principal  Distribution  Amount:  As to any Distribution Date on or after the Credit
Support  Depletion  Date,  an  amount  equal  to the  product  of (a) the then  applicable  Class  A-1  Optimal
Percentage  and (b) the amounts  described in clause (b) of the  definition  of Senior  Principal  Distribution
Amount.

        Class A-4 Optimal  Percentage:  As to any  Distribution  Date on or after the Credit Support  Depletion
Date, a fraction  expressed as a percentage,  the numerator of which is the  Certificate  Principal  Balance of the Class A-4  Certificates  immediately  prior to that  Distribution  Date and the denominator of which is the aggregate  Certificate  Principal  Balance of the Senior  Certificates  (other than the Class A-P Certificates)
immediately prior to that Distribution Date.

        Class A-4 Optimal  Principal  Distribution  Amount:  As to any Distribution Date on or after the Credit
Support  Depletion  Date,  an  amount  equal  to the  product  of (a) the then  applicable  Class  A-4  Optimal
Percentage  and (b) the amounts  described in clause (b) of the  definition  of Senior  Principal  Distribution
Amount.

        Class A-6 Optimal  Percentage:  As to any  Distribution  Date on or after the Credit Support  Depletion
Date, a fraction  expressed as a percentage,  the numerator of which is the  Certificate  Principal  Balance of the Class A-6  Certificates  immediately  prior to that  Distribution  Date and the denominator of which is the aggregate  Certificate  Principal  Balance of the Senior  Certificates  (other than the Class A-P Certificates)
immediately prior to that Distribution Date.

        Class A-6 Optimal  Principal  Distribution  Amount:  As to any Distribution Date on or after the Credit
Support  Depletion  Date,  an  amount  equal  to the  product  of (a) the then  applicable  Class  A-6  Optimal
Percentage  and (b) the amounts  described in clause (b) of the  definition  of Senior  Principal  Distribution
Amount.

        Class R Certificate:  Any one of the Class R Certificates  executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the related REMIC for purposes of the REMIC Provisions.

        Closing Date:  February 27, 2006.

        Corporate  Trust  Office:  The  principal  office of the  Trustee at which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution of this  Agreement is located at U.S.  Bank  National  Association,  U.S.  Bank  Corporate  Trust
Services,  EP-MN-WS3D,  60 Livingston Avenue, St. Paul, Minnesota 55107,  Attention:  Structured  Finance/RFMSI
2006-S2.

        Cut-off Date:  February 1, 2006.

        Determination  Date:  With  respect to any  Distribution  Date,  the second  Business Day prior to such
Distribution Date.

        Discount Net Mortgage Rate:  5.75% per annum.

        Due Period:  With respect to each  Distribution  Date and any Mortgage Loan, the calendar month of such
Distribution Date.

        Eligible Funds: On any Distribution  Date, the portion,  if any, of the Available  Distribution  Amount remaining  after  reduction  by the sum of (i) the  aggregate  amount of Accrued  Certificate  Interest  on the
Senior  Certificates,  (ii) the Senior  Principal  Distribution  Amount  (determined  without regard to Section
4.02(a)(ii)(Y)(2)(D)   of  this  Series  Supplement),   (iii)  the  Class  A-P  Principal  Distribution  Amount
(determined  without regard to Section  4.02(b)(i)(E) of this Series  Supplement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount:  As of any date of  determination  after the Cut-off  Date,  an amount equal to: (X)
prior to the first  anniversary  of the Cut-off  Date,  an amount equal to 3.00% of the  aggregate  outstanding principal  balance of all of the  Mortgage  Loans as of the Cut-off  Date minus the  aggregate  amount of Fraud
Losses  allocated  solely to one or more specific  Classes of  Certificates  in accordance with Section 4.05 of this  Series  Supplement  since the  Cut-off  Date up to such date of  determination,  (Y) prior to the  second anniversary  of the Cut-off Date, an amount equal to 2.00% of the aggregate  outstanding  principal  balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate  amount of Fraud Losses  allocated  solely to one or more  specific  Classes of  Certificates  in accordance  with Section 4.05 of this Series  Supplement since the Cut-off  Date up to such date of  determination  and (Z) from the third to the fifth  anniversary  of the  Cut-off  Date,  an  amount  equal to (1) the  lesser of (a) the Fraud  Loss  Amount as of the most  recent anniversary  of the Cut-off Date and (b) 1.00% of the  aggregate  outstanding  principal  balance of all of the
Mortgage Loans as of the most recent  anniversary  of the Cut-off Date minus (2) the aggregate  amount of Fraud
Losses  allocated  solely to one or more specific  Classes of  Certificates  in accordance with Section 4.05 of this  Series  Supplement  since  the  most  recent  anniversary  of  the  Cut-off  Date  up  to  such  date  of determination.  On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including  accelerating the manner in which such coverage is reduced)  provided that prior to any such  reduction,  the Master  Servicer shall (i)
obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating assigned to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $4,010.36  representing  scheduled principal amortization and interest at the Net Mortgage Rate during the month of February  2006,  for those  Mortgage Loans for which the Trustee will not be  entitled to receive  such  payment in  accordance  with the  definition  of "Trust  Fund".  The Initial
Monthly Payment Fund will not be part of any REMIC.

        Initial  Notional  Amount:  With  respect to any Class A-V  Certificates  or  Subclass  thereof  issued pursuant to Section 5.01(c),  the aggregate Cut-off Date Principal Balance of the Mortgage Loans  corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        Interest  Accrual Period:  With respect to any  Certificates  and any  Distribution  Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest Only  Certificates:  Any one of the Class A-V  Certificates.  The Interest  Only  Certificates
will have no Certificate Principal Balance.

        Lockout Amount:  With respect to any Distribution Date, an amount equal to the lesser of:

        (a) the sum of the following:

               (x) the  product  of (i) the  Lockout  Percentage  for  such  Distribution  Date,  and  (ii) the aggregate  collections  described in clauses (A), (B) and (E), to the extent  clause (E) relates to clause (A) or (B), of Section 4.02(a)(ii)(Y)(2) on such Distribution Date, plus
               (y) the product of (i) the  Lockout  Percentage  for that  Distribution  Date,  (ii) the Lockout
               Prepayment  Percentage for such Distribution Date, and (iii) the aggregate collections described in  clauses  (C) and  (E),  to the  extent  clause  (E)  relates  to  clause  (C),  of  Section
               4.02(a)(ii)(Y)(2) on such Distribution Date; and

        (b) the product of (i) 98% and (ii) the portion of the remaining Senior Principal  Distribution  Amount for that  Distribution  Date available for distribution to the Senior  Certificates,  other than the Class A-P,
Class  A-V  and  Class R  Certificates,  following  the  distribution,  if any,  of  principal  to the  Class R
Certificates pursuant to Section 4.02(a)(ii)(Y)(2) on that Distribution Date.

        Lockout Certificates:  The Class A-6 Certificates and Class A-7 Certificates.

        Lockout  Percentage:  With respect to any  Distribution  Date prior to the  Distribution  Date in March
2011,  zero, and with respect to such  Distribution  Date and any  Distribution  Date  thereafter,  a fraction, expressed as a percentage,  (i) the numerator of which is the sum of (x) the  aggregate  Certificate  Principal
Balances of the Lockout  Certificates  and (y)  $18,240,000  and (ii) the denominator of which is the aggregate
Certificate  Principal  Balance of the  Senior  Certificates  other  than the Class A-P,  Class A-V and Class R
Certificates.

        Lockout  Prepayment  Percentage:  For any Distribution Date occurring prior to the Distribution Date in
March 2011, 0%. For any  Distribution  Date occurring  after the first five years following the Closing Date, a percentage  determined as follows:  (i) for any Distribution Date during the sixth year after the Closing Date,
30%;  (ii) for any  Distribution  Date  during the  seventh  year after the Closing  Date,  40%;  (iii) for any
Distribution  Date during the eighth year after the Closing Date,  60%; (iv) for any  Distribution  Date during the ninth year after the Closing Date, 80%; and (v) for any Distribution Date thereafter, 100%.

        Maturity Date: With respect to each Class of  Certificates,  the Distribution  Date in February,  2036,
which is the Distribution  Date in the month  immediately  following the latest scheduled  maturity date of any
Mortgage Loan.

        Mortgage Loan  Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as Exhibit One (as amended  from time to time to reflect the  addition of  Qualified  Substitute  Mortgage  Loans),  which list or lists shall set forth the following information as to each Mortgage Loan:

        (a)    the Mortgage Loan identifying number ("RFC LOAN #");
        (b)    the maturity of the Mortgage Note ("MATURITY DATE");
        (c)    the Mortgage Rate ("ORIG RATE");
        (d)    the Subservicer pass-through rate ("CURR NET");
        (e)    the Net Mortgage Rate ("NET MTG RT");
        (f)    the Pool Strip Rate ("STRIP");
        (g)    the initial scheduled monthly payment of  principal, if any, and interest ("ORIGINAL P & I");
        (h)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");
        (i)    the Loan-to-Value Ratio at origination ("LTV");
        (j)    the rate at which the  Subservicing  Fee accrues  ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");
        (k)    a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the Mortgage  Loan is secured by a second or vacation residence; and
        (l)    a code "N" under the column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Non-Discount Mortgage Loan: The mortgage loans other than the Discount Mortgage Loans.

        Notional Amount:  As of any  Distribution  Date with respect to any Class A-V  Certificates,  an amount equal to the aggregate  Stated  Principal  Balance of the Mortgage  Loans as of the day  immediately  preceding such  Distribution  Date (or,  with respect to the initial  Distribution  Date, at the close of business on the
Cut-off Date).  For federal income tax purposes,  as of any  Distribution  Date,  with respect to any Class A-V
Certificates or Subclass  thereof issued pursuant to Section 5.01(c),  the aggregate  Stated Principal  Balance of the Mortgage Loans  corresponding to the  Uncertificated  Class A-V REMIC Regular  Interests  represented by such Class or Subclass as of the day  immediately  preceding  such  Distribution  Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        Pass-Through Rate: With respect to the Class A Certificates  (other than the Class A-V Certificates and
Principal Only  Certificates),  Class M  Certificates,  Class B Certificates  and Class R Certificates  and any
Distribution  Date,  the per annum rates set forth in the  Preliminary  Statement  hereto.  With respect to the
Class A-V  Certificates  (other than any  Subclass  thereof)  and any  Distribution  Date,  a rate equal to the weighted average,  expressed as a percentage,  of the Pool Strip Rates of all Mortgage Loans as of the Due Date
in the related Due Period,  weighted on the basis of the respective Stated Principal  Balances of such Mortgage
Loans  as of  the  day  immediately  preceding  such  Distribution  Date  (or,  with  respect  to  the  initial
Distribution  Date, at the close of business on the Cut-Off Date).  With respect to the Class A-V  Certificates and the initial  Distribution  Date, the Pass-Through  Rate is equal to 0.3044% per annum.  With respect to any
Subclass of Class A-V Certificates and any Distribution  Date, a rate equal to the weighted average,  expressed as a percentage,  of the Pool Strip Rates of all Mortgage Loans  corresponding to the Uncertificated  Class A-V
REMIC Regular  Interests  represented  by such Subclass as of the Due Date in the related Due Period,  weighted on the basis of the  respective  Stated  Principal  Balances of such Mortgage  Loans as of the day  immediately preceding such  Distribution Date (or with respect to the initial  Distribution  Date, at the close of business on the Cut-Off  Date).  The  Principal  Only  Certificates  have no  Pass-Through  Rate and are not entitled to
Accrued Certificate Interest.

        Pool Strip Rate:  With respect to each  Mortgage  Loan, a per annum rate equal to the excess of (a) the
Net Mortgage  Rate of such  Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment  Assumption:  A prepayment  assumption of 300% of the prepayment speed assumption,  used for determining  the accrual of original issue  discount and market  discount and premium on the  Certificates  for federal  income tax  purposes.  The  prepayment  speed  assumption  assumes a constant  rate of  prepayment  of
Mortgage  Loans of 0.2% per annum of the then  outstanding  principal  balance  of such  Mortgage  Loans in the first month of the life of the Mortgage  Loans,  increasing by an additional  0.2% per annum in each succeeding month until the  thirtieth  month,  and a constant 6% per annum rate of prepayment  thereafter  for the life of the Mortgage Loans.

        Prepayment  Distribution  Percentage:  With  respect  to  any  Distribution  Date  and  each  Class  of
Subordinate  Certificates,  under the applicable  circumstances set forth below, the respective percentages set forth below:

        (i)    For any Distribution  Date prior to the Distribution  Date in March 2011 (unless the Certificate
               Principal Balances of the Senior  Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

        (ii)   For any  Distribution  Date for which clause (i) above does not apply, and on which any Class of
               Subordinate Certificates is outstanding with a Certificate Principal Balance greater than zero:

                      (a)    in the case of the Class of Subordinate  Certificates  then  outstanding  with the
               Highest  Priority  and each  other  Class of  Subordinate  Certificates  for which  the  related
               Prepayment Distribution Trigger has been satisfied, a fraction,  expressed as a percentage,  the numerator of which is the Certificate  Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate  Principal Balances  immediately prior to such  date of (1) the  Class of  Subordinate  Certificates  then  outstanding  with the
               Highest Priority and (2) all other Classes of Subordinate  Certificates for which the respective
               Prepayment Distribution Triggers have been satisfied; and

                      (b)    in the  case of each  other  Class  of  Subordinate  Certificates  for  which  the
               Prepayment Distribution Triggers have not been satisfied, 0%; and

        (iii)  Notwithstanding  the  foregoing,  if  the  application  of  the  foregoing  percentages  on  any
               Distribution  Date as provided in Section  4.02 of this Series  Supplement  (determined  without regard to the proviso to the definition of "Subordinate  Principal  Distribution  Amount") would result in a  distribution  in  respect  of  principal  of any Class or  Classes  of  Subordinate
               Certificates in an amount greater than the remaining  Certificate Principal Balance thereof (any such class,  a "Maturing  Class"),  then:  (a) the  Prepayment  Distribution  Percentage of each
               Maturing Class shall be reduced to a level that, when applied as described above,  would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment  Distribution
               Percentage of each other Class of Subordinate  Certificates  (any such Class,  a  "Non-Maturing
               Class") shall be  recalculated  in accordance with the provisions in paragraph (ii) above, as if the  Certificate  Principal  Balance  of each  Maturing  Class had been  reduced  to zero  (such percentage  as  recalculated,  the  "Recalculated  Percentage");  (c) the  total  amount  of the reductions in the Prepayment Distribution  Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence,  expressed as an aggregate percentage,  shall be allocated among the  Non-Maturing  Classes in  proportion  to their  respective  Recalculated  Percentages  (the portion of such aggregate  reduction so allocated to any  Non-Maturing  Class,  the "Adjustment
               Percentage");  and (d) for  purposes of such  Distribution  Date,  the  Prepayment  Distribution
               Percentage  of  each  Non-Maturing  Class  shall  be  equal  to the  sum of (1)  the  Prepayment
               Distribution Percentage thereof,  calculated in accordance with the provisions in paragraph (ii)
               above as if the  Certificate  Principal  Balance of each Maturing  Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record  Date:  With  respect to each  Distribution  Date and each Class of  Certificates,  the close of business on the last  Business  Day of the month next  preceding  the month in which the  related  Distribution
Date occurs.

        Senior  Certificate:  Any one of the Class A  Certificates  or Class R  Certificates,  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the Standard
Terms as Exhibit A and Exhibit D, respectively.

        Senior  Percentage:  As of any  Distribution  Date,  the lesser of 100% and a fraction,  expressed as a percentage,  the numerator of which is the aggregate  Certificate  Principal Balance of the Senior Certificates
(other than the Class A-P  Certificates)  immediately  prior to such  Distribution  Date and the denominator of which is the  aggregate  Stated  Principal  Balance of all of the  Mortgage  Loans (or related REO  Properties)
(other  than  the  related  Discount  Fraction  of each  Discount  Mortgage  Loan)  immediately  prior  to such
Distribution Date.

        Senior Principal  Distribution  Amount:  As to any Distribution  Date, the lesser of (a) the balance of the Available  Distribution  Amount  remaining after the distribution of all amounts required to be distributed pursuant  to Section  4.02(a)(i),  Section  4.02(a)(ii)(X)  (excluding  any amount  distributable  pursuant  to
Section  4.02(b)(i)(E))  (or,  on or after the  Credit  Support  Depletion  Date,  the  amount  required  to be distributed  to the Class A-P  Certificateholders  pursuant to Section  4.02(c)) and Section  4.02(a)(ii)(Y)(1)
and  (b)  the  sum  of the  amounts  required  to be  distributed  to the  Senior  Certificateholders  on  such
Distribution Date pursuant to Section 4.02(a)(ii)(Y)(2).

        Senior Support Certificates:  The Class A-2 Certificates, A-5 and A-7.

        Special  Hazard Amount:  As of any  Distribution  Date, an amount equal to $2,605,679  minus the sum of
(i) the  aggregate  amount of  Special  Hazard  Losses  allocated  solely to one or more  specific  Classes  of
Certificates  in accordance  with Section 4.05 of this Series  Supplement  and (ii) the  Adjustment  Amount (as
defined below) as most recently  calculated.  For each  anniversary of the Cut-off Date, the Adjustment  Amount shall be equal to the  amount,  if any,  by which  the  amount  calculated  in  accordance  with the  preceding sentence  (without giving effect to the deduction of the Adjustment  Amount for such  anniversary)  exceeds the greater of (A) the greatest of (i) twice the  outstanding  principal  balance of the Mortgage Loan in the Trust
Fund which has the largest  outstanding  principal balance on the Distribution Date immediately  preceding such anniversary,  (ii) the product of 1.00% multiplied by the outstanding  principal  balance of all Mortgage Loans on the Distribution Date immediately  preceding such anniversary and (iii) the aggregate  outstanding principal balance (as of the  immediately  preceding  Distribution  Date) of the Mortgage Loans in any single  five-digit
California zip code area with the largest amount of Mortgage  Loans by aggregate  principal  balance as of such anniversary  and (B) the greater of (i) the product of 0.50%  multiplied by the outstanding  principal  balance of all  Mortgage  Loans on the  Distribution  Date  immediately  preceding  such  anniversary  multiplied  by a fraction,  the  numerator  of  which  is  equal  to the  aggregate  outstanding  principal  balance  (as of the immediately  preceding  Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of  California  divided by the  aggregate  outstanding  principal  balance (as of the  immediately preceding  Distribution Date) of all of the Mortgage Loans,  expressed as a percentage,  and the denominator of which is equal to 38.05% (which  percentage is equal to the percentage of Mortgage Loans  initially  secured by
Mortgaged Properties located in the State of California) and (ii) the aggregate  outstanding  principal balance
(as of the  immediately  preceding  Distribution  Date) of the  largest  Mortgage  Loan  secured by a Mortgaged
Property located in the State of California.

        The Special Hazard Amount may be further reduced by the Master  Servicer  (including  accelerating  the manner in which coverage is reduced)  provided that prior to any such reduction,  the Master Servicer shall (i)
obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating assigned to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Subordinate  Principal  Distribution  Amount:  With respect to any Distribution  Date and each Class of
Subordinate  Certificates,  (a) the sum of (i) the product of (x) the related  Subordinate Class Percentage for such Class and (y) the aggregate of the amounts  calculated for such  Distribution  Date under clauses (1), (2)
and (3) of  Section  4.02(a)(ii)(Y)(2)(A)  of this  Series  Supplement  (without  giving  effect to the  Senior
Percentage) to the extent not payable to the Senior  Certificates;  (ii) such Class's pro rata share,  based on the  Certificate  Principal  Balance  of each  Class  of  Subordinate  Certificates  then  outstanding,  of the principal  collections described in Section  4.02(a)(ii)(Y)(2)(B)(b)  of this Series Supplement (without giving effect to the Senior  Accelerated  Distribution  Percentage) to the extent such  collections  are not otherwise distributed  to the  Senior  Certificates;  (iii)  the  product  of (x)  the  related  Prepayment  Distribution
Percentage  and (y) the  aggregate of all  Principal  Prepayments  in Full  received in the related  Prepayment
Period and Curtailments  received in the preceding  calendar month (other than the related Discount Fraction of such Principal  Prepayments in Full and  Curtailments  with respect to a Discount  Mortgage Loan) to the extent not payable to the Senior  Certificates;  (iv) if such Class is the Class of Subordinate  Certificates with the
Highest  Priority,  any Excess  Subordinate  Principal Amount for such  Distribution  Date; and (v) any amounts described  in clauses  (i),  (ii) and (iii) as  determined  for any  previous  Distribution  Date,  that remain undistributed  to the  extent  that such  amounts  are not  attributable  to  Realized  Losses  which have been allocated  to a Class of  Subordinate  Certificates  minus  (b) the sum of (i)  with  respect  to the  Class of
Subordinate  Certificates  with  the  Lowest  Priority,  any  Excess  Subordinate  Principal  Amount  for  such
Distribution  Date; and (ii) the  Capitalization  Reimbursement  Amount for such Distribution  Date, other than the  related  Discount  Fraction  of any  portion  of that  amount  related  to each  Discount  Mortgage  Loan, multiplied by a fraction,  the numerator of which is the  Subordinate  Principal  Distribution  Amount for such
Class of Subordinate  Certificates,  without giving effect to this clause (b)(ii), and the denominator of which is the sum of the  principal  distribution  amounts  for all Classes of  Certificates  other than the Class A-P
Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Super Senior Certificates: The Class A-1, Class A-4 and the Class A-6 Certificates.

        Trust Fund:  The segregated pool of assets consisting of:

        (i)    the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii)   all  payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off Date
               (other than  Monthly  Payments  due in the month of the Cut-off  Date) as shall be on deposit in the Custodial  Account or in the  Certificate  Account and  identified as belonging to the Trust
               Fund but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii)  property  that  secured  a  Mortgage  Loan and that has been  acquired  for the  benefit  of the
               Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv)   the hazard insurance policies and Primary Insurance Policies, if any,

        (v)    the Initial Monthly Payment Fund, and

        (vi)   all proceeds of clauses (i) through (v) above.

        Uncertificated  Accrued  Interest:  With respect to each Distribution  Date, as to each  Uncertificated
Class A-V REMIC Regular Interest an amount equal to the aggregate amount of Accrued  Certificate  Interest that would  result  under  the  terms  of the  definition  thereof  on each  such  uncertificated  interest,  if the
Pass-Through  Rate on such  uncertificated  interest were equal to the related  Uncertificated  Class A-V REMIC
Pass-Through  Rate  and  the  notional  amount  of such  uncertificated  interest  were  equal  to the  related
Uncertificated  Class A-V REMIC  Notional  Amount,  and any  reduction  in the  amount of  Accrued  Certificate
Interest resulting from the allocation of Prepayment Interest  Shortfalls,  Realized Losses or other amounts to the Class A-V  Certificateholders  pursuant to Section 4.05 hereof  shall be  allocated  to the  Uncertificated
Class A-V REMIC Regular  Interests pro rata in accordance  with the amount of interest  accrued with respect to each related Uncertificated REMIC Notional Amount and such Distribution Date.

        Uncertificated  Class A-V REMIC Notional Amount:  With respect to each  Uncertificated  Class A-V REMIC
Regular Interest, the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated  Class A-V REMIC Pass-Through Rate: With respect to each Uncertificated  Class A-V REMIC
Regular Interest, a per annum rate equal to the Pool Strip Rate with respect to the related Mortgage Loan.

        Uncertificated  Class  A-V  REMIC  Regular  Interest   Distribution   Amounts:   With  respect  to  any
Distribution  Date,  the sum of the amounts  deemed to be  distributed  on the  Uncertificated  Class A-V REMIC
Regular Interests for such Distribution Date pursuant to Section 4.08(a).

        Uncertificated Class A-V REMIC Regular Interests:  The 499 uncertificated  partial undivided beneficial ownership  interests in the Trust Fund,  numbered  sequentially  from 1 to 499, each relating to the particular
Non-Discount  Mortgage  Loan  identified by sequential  number on the Mortgage  Loan  Schedule,  each having no principal  balance,  and each  bearing  interest  at the  respective  Pool Strip  Rate on the Stated  Principal
Balance of the related Mortgage Loan.

Section 1.02   Use of Words and Phrases.

        "Herein," "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references  herein to  Articles,  Sections or
Subsections  shall mean the  corresponding  Articles,  Sections and  Subsections  in the Pooling and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

ARTICLE II

                                   ARTICLE II CONVEYANCE OF MORTGAGE LOANS;

                                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans.

(a)     The Company,  concurrently  with the execution and delivery  hereof,  does hereby assign to the Trustee without recourse all the right,  title and interest of the Company in and to the Mortgage Loans,  including all interest and  principal  received on or with  respect to the Mortgage  Loans after the Cut-off Date (other than payments  of  principal  and  interest  due on the  Mortgage  Loans  in the  month  of the  Cut-off  Date).  In connection and  contemporaneously  with such transfer and  assignment,  the Company will deposit or cause to be deposited an amount equal to  $32,714.18  into the  Custodial  Account,  and on the first  Certificate  Account
Deposit Date  following the Closing Date,  the Master  Servicer on behalf of the Trustee shall deposit or cause to be deposited such amount into the Certificate  Account as part of the Available  Distribution Amount that is to be  distributed  pursuant to Section 4.02 on the  Distribution  Date  occurring in March 2006.  The Company, the Master  Servicer and the Trustee  agree that it is not intended  that any mortgage  loan be included in the
Trust that is (i) a  "High-Cost  Home Loan" as defined in the New Jersey Home Ownership Act effective  November
27,  2003,  (ii) a  "High-Cost  Home  Loan" as defined in the New Mexico  Home Loan  Protection  Act  effective
January 1, 2004,  (iii) a  "High Cost Home  Mortgage  Loan" as  defined  in the  Massachusetts  Predatory  Home
Practices  Act  effective  November 7, 2004 or (iv) a  "High-Cost  Home Loan" as defined in the  Indiana  House
Enrolled Act No. 1229, effective as of January 1, 2005.

        (b)- (h) (See Section 2.01(b) - (h) of the Standard Terms)

Section 2.02   Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03   Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)     For  representations,  warranties  and covenants of the Master  Servicer,  see  Section 2.03(a)  of the
Standard Terms.

(b)     The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i)     No Mortgage  Loan is 30 or more days  Delinquent in payment of principal and interest as of the Cut-off
        Date and no Mortgage  Loan has been so  Delinquent  more than once in the 12-month  period prior to the
        Cut-off Date;

(ii)    The  information  set forth in Exhibit One hereto with  respect to each  Mortgage  Loan or the Mortgage
        Loans,  as the  case  may be,  is true  and  correct  in all  material  respects  at the  date or dates respecting which such information is furnished;

(iii)   The Mortgage Loans are fully-amortizing  (subject to interest only periods, if applicable),  fixed-rate mortgage loans with level Monthly  Payments due, with respect to a majority of the Mortgage  Loans,  on the first day of each month and terms to maturity at  origination or  modification  of not more than 30 years;

(iv)    To the best of the Company's  knowledge,  if a Mortgage Loan is secured by a Mortgaged  Property with a
        Loan-to-Value  Ratio at  origination  in excess of 80%,  such Mortgage Loan is the subject of a Primary
        Insurance  Policy that  insures that (a) at least 30% of the Stated  Principal  Balance of the Mortgage
        Loan at origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%,  (b) at least 25% of such balance if the Loan-to-Value  Ratio is between 90.00% and 85.01%,  and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's  knowledge,  each such Primary  Insurance  Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v)     The issuers of the Primary Insurance  Policies are insurance  companies whose  claims-paying  abilities are currently acceptable to each Rating Agency;

(vi)    No more than 1.2% of the Mortgage  Loans by aggregate  Cut-off  Date  Principal  Balance are secured by
        Mortgaged  Properties  located in any one zip code area in the State of Virginia  and no more than 0.7%
        of the Mortgage Loans by aggregate Cut-off Date Principal  Balance are secured by Mortgaged  Properties located in any one zip code area outside the State of Virginia;

(vii)   The  improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required  by the  Program  Guide,  including  flood  insurance  if required  under the  National  Flood
        Insurance  Act of 1968,  as amended.  The Mortgage  requires the  Mortgagor to maintain  such  casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the holder of the  Mortgage  to  obtain  and  maintain  such  insurance  at the  Mortgagor's  expense  and to seek reimbursement therefor from the Mortgagor;

(viii)  Immediately  prior to the assignment of the Mortgage  Loans to the Trustee,  the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other  than rights to  servicing  and related  compensation)  and such  assignment validly  transfers  ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien, encumbrance or security interest;

(ix)    No  more  than  40.48%  of the  Mortgage  Loans  by  aggregate  Cut-off  Date  Principal  Balance  were underwritten under a reduced loan documentation program;

(x)     Each Mortgagor  represented in its loan  application with respect to the related Mortgage Loan that the
        Mortgaged  Property would be  owner-occupied  and therefore would not be an investor property as of the date of origination of such Mortgage Loan.  No Mortgagor is a corporation or a partnership;

(xi)    None of the Mortgage Loans is a Buydown Mortgage Loan;

(xii)   Each  Mortgage Loan  constitutes  a qualified  mortgage  under  Section  860G(a)(3)(A)  of the Code and
        Treasury Regulations Section 1.860G-2(a)(1);

(xiii)  A policy of title  insurance  was  effective as of the closing of each  Mortgage  Loan and is valid and binding and remains in full force and effect,  unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv)   None of the Mortgage Loans is a Cooperative Loan;

(xv)    With respect to each Mortgage Loan  originated  under a  "streamlined"  Mortgage Loan program  (through which no new or updated  appraisals  of  Mortgaged  Properties  are  obtained  in  connection  with the refinancing  thereof),  the  related  Seller has  represented  that either (a) the value of the related
        Mortgaged  Property as of the date the Mortgage  Loan was  originated  was not less than the  appraised value  of  such  property  at the  time  of  origination  of the  refinanced  Mortgage  Loan or (b) the
        Loan-to-Value  Ratio of the Mortgage Loan as of the date of  origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)   Interest on each  Mortgage  Loan is  calculated  on the basis of a 360-day  year  consisting  of twelve
        30-day months;

(xvii)  None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note; and

(xviii) None of the Mortgage Loans are Pledged Asset Loans or Additional Collateral Loans.

It is understood and agreed that the  representations  and  warranties set forth in this Section  2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company,  the Master Servicer,  the Trustee,  or any Custodian of a breach of any of the  representations  and warranties set forth in this Section  2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give  prompt  written  notice  to the  other  parties  (any  Custodian  being so  obligated  under a  Custodial
Agreement);  provided,  however,  that in the event of a breach of the representation and warranty set forth in
Section  2.03(b)(xii),  the  party  discovering  such  breach  shall  give  such  notice  within  five  days of discovery.  Within 90 days of its  discovery or its receipt of notice of breach,  the Company  shall either (i)
cure such  breach in all  material  respects or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the
Purchase  Price and in the manner set forth in Section  2.02;  provided  that the Company shall have the option to  substitute  a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan if such  substitution occurs within two years  following  the Closing  Date;  provided that if the omission or defect would cause the
Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code,  any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution shall be  effected  by the  Company  under the same  terms and  conditions  as  provided  in  Section  2.04 for substitutions  by Residential  Funding.  It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy  respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the  foregoing,  the  Company  shall not be required to cure breaches or purchase or substitute for Mortgage  Loans as provided in this Section  2.03(b) if the substance of the breach of a representation  set forth above also  constitutes  fraud in the origination of the Mortgage Loan.

Section 2.04   Representations and Warranties of Residential Funding.  (See Section 2.04 of the Standard Terms)

Section 2.05   Execution and Authentication of Class R Certificates.

        The Trustee  acknowledges  the  assignment to it of the Mortgage Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf,  subject to any exceptions noted,  together with the assignment to it of all other  assets  included  in the Trust  Fund,  receipt of which is hereby  acknowledged.  Concurrently with such  delivery  and in exchange  therefor,  the  Trustee,  pursuant to the written  request of the Company executed by an officer of the Company has  executed  and caused to be  authenticated  and  delivered to or upon the order of the Company the Class R Certificates in authorized  denominations  which evidence ownership of the entire Trust Fund.

Section 2.06   [RESERVED]

Section 2.07   [RESERVED]

Section 2.08   Purposes and Powers of the Trust.  (See Section 2.08 of the Standard Terms).

Section 2.09   Agreement Regarding Ability to Disclose.

        The Company,  the Master  Servicer and the Trustee hereby agree,  notwithstanding  any other express or implied  agreement  to the  contrary,  that  any  and  all  Persons,  and any of  their  respective  employees, representatives,  and other agents may disclose,  immediately upon commencement of discussions,  to any and all
Persons,  without  limitation  of any kind,  the tax treatment  and tax  structure of the  transaction  and all materials of any kind  (including  opinions or other tax analyses) that are provided to any of them relating to such tax  treatment and tax  structure.  For purposes of this  paragraph,  the terms "tax  treatment"  and "tax structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                         ADMINISTRATION AND SERVICING

                                               OF MORTGAGE LOANS

Section 3.01   Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

Section 3.02   Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                      and Sellers' Obligations.

(a)     The Master Servicer may continue in effect Subservicing  Agreements entered into by Residential Funding and  Subservicers  prior to the execution and delivery of this Agreement,  and may enter into new  Subservicing
Agreements  with  Subservicers,  for the servicing  and  administration  of all or some of the Mortgage  Loans.
Each  Subservicer  shall be either (i) an  institution  the  accounts  of which are insured by the FDIC or (ii)
another  entity that engages in the business of  originating or servicing  mortgage  loans,  and in either case shall be authorized to transact  business in the state or states in which the related  Mortgaged  Properties it is to service are  situated,  if and to the extent  required by  applicable  law to enable the  Subservicer  to perform its obligations hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie
Mac,  Fannie Mae or HUD approved  mortgage  servicer.  In addition,  any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved  servicer,  and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved  servicer.  Each  Subservicer  of a Mortgage Loan shall be entitled to receive and retain,  as provided  in the  related  Subservicing  Agreement  and in Section  3.07,  the  related  Subservicing  Fee from payments of interest  received on such Mortgage  Loan after  payment of all amounts  required to be remitted to the  Master  Servicer  in  respect  of such  Mortgage  Loan.  For any  Mortgage  Loan that is a  Nonsubserviced
Mortgage  Loan,  the  Master  Servicer  shall  be  entitled  to  receive  and  retain  an  amount  equal to the
Subservicing  Fee from  payments  of  interest.  Unless the  context  otherwise  requires,  references  in this
Agreement to actions  taken or to be taken by the Master  Servicer in  servicing  the  Mortgage  Loans  include actions taken or to be taken by a Subservicer on behalf of the Master  Servicer.  Each  Subservicing  Agreement
will be upon such terms and  conditions  as are  generally  required by,  permitted by or  consistent  with the
Program  Guide and are not  inconsistent  with this  Agreement and as the Master  Servicer and the  Subservicer
have agreed;  provided that, the  Subservicing  Agreement  between the Master Servicer and Wells Fargo, if any, will be upon such terms and  conditions as are consistent  with this  Agreement and as the Master  Servicer and the  Subservicer  have agreed,  which may not be consistent  with the Program  Guide.  With the approval of the
Master  Servicer,  a Subservicer  may delegate its servicing  obligations  to third-party  servicers,  but such
Subservicer  will  remain  obligated  under the  related  Subservicing  Agreement.  The Master  Servicer  and a
Subservicer  may enter into  amendments  thereto or a different form of  Subservicing  Agreement,  and the form referred to or included in the Program  Guide is merely  provided  for  information  and shall not be deemed to limit in any respect the  discretion  of the Master  Servicer  to modify or enter into  different  Subservicing
Agreements;  provided,  however,  that any such  amendments or different forms shall be consistent with and not violate the  provisions of either this  Agreement or the Program Guide in a manner which would  materially  and adversely  affect  the  interests  of the  Certificateholders.  The  Program  Guide and any other  Subservicing
Agreement  entered into between the Master  Servicer  and any  Subservicer  shall  require the  Subservicer  to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     (See Section 3.02(b) of the Standard Terms)

Section 3.03   Successor Subservicers.  (See Section 3.03 of the Standard Terms)

Section 3.04   Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)

Section 3.05   No Contractual Relationship Between Subservicer and Trustee or Certificateholders.  (See
                      Section 3.05 of the Standard Terms)

Section 3.06   Assumption or Termination of Subservicing Agreements by Trustee.  (See Section 3.06 of the
                      Standard Terms)

Section 3.07   Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.  (See Section 3.07
                      of the Standard Terms)

Section 3.08   Subservicing Accounts; Servicing Accounts.  (See Section 3.08 of the Standard Terms)

Section 3.09   Access to Certain Documentation and Information Regarding the Mortgage Loans.  (See Section
                      3.09 of the Standard Terms)

Section 3.10   Permitted Withdrawals from the Custodial Account.  (See Section 3.10 of the Standard Terms)

Section 3.11   Maintenance of the Primary Insurance Policies; Collections Thereunder.  (See Section 3.11 of
                      the Standard Terms)

Section 3.12   Maintenance of Fire Insurance and Omissions and Fidelity Coverage.  (See Section 3.12 of the
                      Standard Terms)

Section 3.13   Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain
                      Assignments.  (See Section 3.13 of the Standard Terms)

Section 3.14   Realization Upon Defaulted Mortgage Loans.  (See Section 3.14 of the Standard Terms)

Section 3.15   Trustee to Cooperate; Release of Mortgage Files.  (See Section 3.15 of the Standard Terms)

Section 3.16   Servicing and Other Compensation; Compensating Interest.  (See Section 3.16 of the Standard
                      Terms)

Section 3.17   Reports to the Trustee and the Company.  (See Section 3.17 of the Standard Terms)

Section 3.18   Annual Statement as to Compliance.  (See Section 3.18 of the Standard Terms)

Section 3.19   Annual Independent Public Accountants' Servicing Report.  (See Section 3.19 of the Standard
                      Terms)

Section 3.20   Rights of the Company in Respect of the Master Servicer.  (See Section 3.20 of the Standard
                      Terms)

Section 3.21   Administration of Buydown Funds.  (See Section 3.21 of the Standard Terms)

Section 3.22   Advance Facility.  (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                                  PAYMENTS TO

                                              CERTIFICATEHOLDERS

Section 4.01   Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02   Distributions.

(a)     On each  Distribution  Date,  (x) the Master  Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee,  shall  distribute  (I) to the Master  Servicer or a  sub-servicer,  in the case of a distribution  pursuant to Section  4.02(a)(iii)  below,  the amount  required to be  distributed  to the Master
Servicer or a  sub-servicer  pursuant to Section  4.02(a)(iii)  below,  and (II) to each  Certificateholder  of record on the next  preceding  Record  Date  (other  than as  provided  in Section  9.01  respecting  the final distribution),  either (1) in  immediately  available  funds (by wire  transfer or otherwise) to the account of
such   Certificateholder  at  a  bank  or  other  entity  having  appropriate   facilities  therefor,  if  such
Certificateholder  has so notified the Master  Servicer or the Paying Agent, as the case may be, or (2) if such
Certificateholder  has not so notified the Master  Servicer or the Paying  Agent by the Record  Date,  by check mailed to such  Certificateholder  at the address of such Holder  appearing in the Certificate  Register,  such
Certificateholder's  share  (which  share  (A) with  respect  to each  Class of  Certificates  (other  than any
Subclass  of the  Class  A-V  Certificates),  shall be  based  on the  aggregate  of the  Percentage  Interests represented by  Certificates  of the  applicable  Class held by such Holder or (B) with respect to any Subclass of the  Class  A-V  Certificates,  shall be equal to the  amount  (if any)  distributed  pursuant  to  Section
4.02(a)(i)  below to each Holder of a Subclass  thereof) of the following  amounts,  in the following  order of priority  (subject to the  provisions of Section  4.02(b)  below),  in each case to the extent of the Available
Distribution Amount:

(i)     to the Senior  Certificates  (other than the Principal  Only  Certificates  and, prior to the Accretion
        Termination  Date,  the Accrual  Certificates)  on a pro rata basis  based on the  Accrued  Certificate
        Interest payable on such  Certificates  with respect to such  Distribution  Date,  Accrued  Certificate
        Interest  on such  Classes  of  Certificates  (or  Subclasses,  if any,  with  respect to the Class A-V
        Certificates)  for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last  paragraph of this Section
        4.02(a); and

(ii)    (X)           to the Class A-P Certificates,  the Class A-P Principal  Distribution  Amount (as defined in Section 4.02(b)(i) herein); and

                      (Y)    (1) to the Class A-1, Class A-2,  Class A-3, Class A-4 and Class A-5  Certificates
        in reduction of the Certificate  Principal  Balance  thereof,  the Accrual  Distribution  Amount in the manner and priority set forth in Sections 4.02(b)(ii)(c) through 4.02(b)(ii)(f),  and (2) to the Senior
        Certificates  (other  than the Class A-P  Certificates),  in the  priorities  and  amounts set forth in
        Sections  4.02(b)(ii)  through  4.02(d),  the sum of the following  (applied to reduce the  Certificate
        Principal Balances of such Senior Certificates, as applicable):

(A)     the Senior Percentage for such Distribution Date times the sum of the following:

(1)     the  principal  portion of each Monthly  Payment due during the related Due Period on each  Outstanding
                      Mortgage  Loan (other  than the related  Discount  Fraction of the  principal  portion of such  payment with respect to a Discount  Mortgage  Loan),  whether or not received on or prior  to the  related  Determination  Date,  minus  the  principal  portion  of any Debt
                      Service  Reduction (other than the related Discount  Fraction of the principal portion of such  Debt  Service  Reductions  with  respect  to each  Discount  Mortgage  Loan)  which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2)     the Stated Principal Balance of any Mortgage Loan repurchased  during the preceding  calendar month (or deemed to have been so  repurchased  in accordance  with Section  3.07(b) of the Standard
                      Terms)  pursuant to Sections  2.02,  2.03,  2.04 or 4.07 and the amount of any  shortfall deposited in the  Custodial  Account in  connection  with the  substitution  of a Deleted
                      Mortgage  Loan  pursuant to Section  2.03 or 2.04  during the  preceding  calendar  month
                      (other than the related Discount  Fraction of such Stated Principal  Balance or shortfall with respect to each Discount Mortgage Loan); and

(3)     the principal portion of all other unscheduled  collections  (other than Principal  Prepayments in Full and  Curtailments  and amounts  received in  connection  with a Cash  Liquidation  or REO
                      Disposition of a Mortgage Loan described in Section  4.02(a)(ii)(Y)(2)(B)  of this Series
                      Supplement,  including without limitation  Insurance Proceeds,  Liquidation  Proceeds and
                      REO Proceeds)  including  Subsequent  Recoveries  received during the preceding  calendar month (or deemed to have been so  received  in  accordance  with  Section  3.07(b) of the
                      Standard  Terms) to the extent applied by the Master  Servicer as recoveries of principal of the related  Mortgage Loan pursuant to Section 3.14 of the Standard  Terms (other than the related Discount Fraction of the principal  portion of such unscheduled  collections, with respect to each Discount Mortgage Loan);

(B)     with respect to each Mortgage Loan for which a Cash  Liquidation or a REO  Disposition  occurred during the preceding  calendar  month (or was deemed to have occurred  during such period in accordance with Section  3.07(b) of the  Standard  Terms) and did not result in any Excess  Special  Hazard
               Losses,  Excess Fraud Losses,  Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the  lesser  of (a) the  Senior  Percentage  for such  Distribution  Date  times  the  Stated
               Principal  Balance of such  Mortgage  Loan  (other than the  related  Discount  Fraction of such
               Stated  Principal  Balance,  with  respect to each  Discount  Mortgage  Loan) and (b) the Senior
               Accelerated  Distribution  Percentage for such Distribution  Date times the related  unscheduled collections  (including  without limitation  Insurance  Proceeds,  Liquidation  Proceeds and REO
               Proceeds)  to the extent  applied by the Master  Servicer  as  recoveries  of  principal  of the related  Mortgage Loan  pursuant to Section 3.14 of the Standard  Terms (in each case other than the portion of such unscheduled collections,  with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C)     the Senior  Accelerated  Distribution  Percentage for such Distribution Date times the aggregate of all
               Principal  Prepayments  in Full  received  in the  related  Prepayment  Period and  Curtailments received in the  preceding  calendar  month  (other than the related  Discount  Fraction of such
               Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D)     any Excess Subordinate Principal Amount for such Distribution Date;

(E)     any amounts  described in  subsection  (ii)(Y),  clauses (A), (B) and (C) of this Section  4.02(a),  as determined for any previous  Distribution Date, which remain unpaid after application of amounts previously  distributed  pursuant  to this  clause (E) to the extent  that such  amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

(F)     the  Capitalization  Reimbursement  Amount for such Distribution  Date, other than the related Discount
               Fraction of any portion of that amount related to each Discount  Mortgage Loan,  multiplied by a fraction,  the numerator of which is the Senior Principal  Distribution  Amount,  without giving effect  to  this  clause  (F),  and  the  denominator  of  which  is the  sum  of the  principal distribution  amounts for all  Classes of  Certificates  other than the Class A-P  Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount;

(iii)   if the Certificate  Principal  Balances of the Subordinate  Certificates have not been reduced to zero, to the Master Servicer or a  Sub-Servicer,  by remitting for deposit to the Custodial  Account,  to the extent of and in reimbursement for any Advances or Sub-Servicer  Advances  previously made with respect to any Mortgage Loan or REO Property which remain  unreimbursed  in whole or in part following the Cash
        Liquidation  or REO  Disposition  of such Mortgage  Loan or REO Property,  minus any such Advances that were made with respect to  delinquencies  that  ultimately  constituted  Excess  Special Hazard Losses,
        Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv)    to the  Holders of the Class M-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(v)     to the  Holders  of the  Class  M-1  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  to the  extent  the  amounts  available  pursuant  to  clause  (x) of  Sections
        4.02(a)(vii),  (ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient  therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi)    to the  Holders of the Class M-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(vii)   to the  Holders  of the  Class  M-2  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  to the  extent  the  amounts  available  pursuant  to  clause  (x) of  Sections
        4.02(a)(ix),  (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii)  to the  Holders of the Class M-3  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(ix)    to the  Holders  of the  Class  M-3  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such  Distribution Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  to the  extent  the  amounts  available  pursuant  to  clause  (x) of  Sections
        4.02(a)(xi),  (xiii),  (xiv) and (xv) of this Series Supplement are insufficient  therefor,  applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(x)     to the  Holders of the Class B-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(xi)    to the  Holders  of the  Class  B-1  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such  Distribution Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  to the  extent  the  amounts  available  pursuant  to  clause  (x) of  Sections
        4.02(a)(xiii),  (xiv)  and  (xv) of this  Series  Supplement  are  insufficient  therefor,  applied  in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii)   to the  Holders of the Class B-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(xiii)  to the  Holders  of the  Class  B-2  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such  Distribution Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  to the  extent  the  amounts  available  pursuant  to  clause  (x) of  Sections
        4.02(a)(xiv) and (xv) of this Series Supplement are insufficient therefor,  applied in reduction of the
        Certificate Principal Balance of the Class B-2 Certificates;

(xiv)   to the Holders of the Class B-3 Certificates,  an amount equal to (x) the Accrued Certificate  Interest thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date, except as provided below,  minus (y) the amount of any Class A-P
        Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous  Distribution
        Dates,  to the extent the  amounts  available  pursuant  to clause (x) of Section  4.02(a)(xv)  of this
        Series Supplement are insufficient therefor;

(xv)    to the  Holders  of the  Class  B-3  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such  Distribution Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  applied  in  reduction  of the  Certificate  Principal  Balance  of the Class B-3
        Certificates;

(xvi)   to the Senior  Certificates,  in the priority set forth in Section  4.02(b) of this Series  Supplement, the portion, if any, of the Available Distribution Amount remaining after the foregoing  distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates,  but in no event more than the  aggregate  of the  outstanding  Certificate  Principal  Balances of each such Class of Senior
        Certificates,  and thereafter,  to each Class of Subordinate  Certificates  then outstanding  beginning with such Class with the Highest Priority,  any portion of the Available  Distribution Amount remaining after the Senior  Certificates have been retired,  applied to reduce the Certificate  Principal Balance of each such Class of Subordinate  Certificates,  but in no event more than the outstanding Certificate
        Principal Balance of each such Class of Subordinate Certificates; and

(xvii)  to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding  the  foregoing,  on any  Distribution  Date,  with respect to the Class of Subordinate
Certificates  outstanding on such Distribution  Date with the Lowest Priority,  or in the event the Subordinate
Certificates  are no  longer  outstanding,  the  Senior  Certificates,  Accrued  Certificate  Interest  thereon remaining  unpaid  from any  previous  Distribution  Date will be  distributable  only to the extent that (1) a shortfall in the amounts  available to pay Accrued  Certificate  Interest on any Class of Certificates  results from an interest  rate  reduction  in  connection  with a Servicing  Modification,  or (2) such unpaid  Accrued
Certificate  Interest was  attributable to interest  shortfalls  relating to the failure of the Master Servicer to make any required  Advance,  or the  determination by the Master Servicer that any proposed Advance would be a  Nonrecoverable  Advance with respect to the related  Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related  Liquidation  Proceeds,  Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b)     Distributions of principal on the Senior  Certificates on each Distribution Date occurring prior to the
Credit Support Depletion Date will be made as follows:

(i)     to the Class A-P Certificates,  until the Certificate  Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A)     the related  Discount  Fraction  of the  principal  portion of each  Monthly  Payment on each  Discount
               Mortgage  Loan due during the  related Due  Period,  whether or not  received on or prior to the related  Determination Date, minus the Discount Fraction of the principal portion of any related
               Debt Service  Reduction  which  together with other  Bankruptcy  Losses  exceeds the  Bankruptcy
               Amount;

(B)     the related Discount Fraction of the principal portion of all unscheduled  collections on each Discount
               Mortgage  Loan  received  during  the  preceding  calendar  month or,  in the case of  Principal
               Prepayments  in Full,  during the related  Prepayment  Period  (other than  amounts  received in connection with a Cash  Liquidation or REO Disposition of a Discount  Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments,  Subsequent Recoveries
               and repurchases  (including  deemed  repurchases under Section 3.07(b) of the Standard Terms) of
               Discount  Mortgage  Loans (or, in the case of a  substitution  of a Deleted  Mortgage  Loan, the
               Discount  Fraction  of the  amount  of any  shortfall  deposited  in the  Custodial  Account  in connection with such substitution);

(C)     in connection  with the Cash  Liquidation or REO  Disposition of a Discount  Mortgage Loan that did not result in any Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or
               Extraordinary  Losses, an amount equal to the lesser of (1) the applicable  Discount Fraction of the  Stated  Principal  Balance  of  such  Discount  Mortgage  Loan  immediately  prior  to such
               Distribution  Date and (2) the aggregate  amount of the  collections  on such Discount  Mortgage
               Loan to the extent applied as recoveries of principal;

(D)     any amounts allocable to principal for any previous  Distribution Date (calculated pursuant to clauses
               (A) through (C) above) that remain undistributed; and

(E)     the amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date and the amount of any
               Class A-P Collection  Shortfalls remaining unpaid for all previous  Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

(F)     the  related  Discount  Fraction  of the portion of the  Capitalization  Reimbursement  Amount for such
               Distribution Date, if any, related to each Discount Mortgage Loan; and

(ii)    the Senior Principal Distribution Amount shall be distributed in the following order of priority:

                      (a)    first,  to the Class R  Certificates,  until  the  Certificate  Principal  Balance thereof has been reduced to zero;

                      (b)    second,  from the balance of the Senior  Principal  Distribution  Amount remaining after  the  distribution,  if any,  described  in  Section  4.02(b)(ii)(a),  an amount up to the
               Lockout  Amount  for that  Distribution  Date to the Class A-6 and Class A-7  Certificates,  pro
               rata, in accordance with their respective Certificate Principal Balances,  until the Certificate
               Principal Balances thereof have been reduced to zero;

                      (c)    third,  from the balance of the Senior  Principal  Distribution  Amount  remaining after the distribution, if any, described in Section 4.02(b)(ii)(b),  to the Class A-1 and Class
               A-2 Certificates,  pro rata, in accordance with their respective Certificate Principal Balances, an amount up to the  amount  necessary  to cause the  aggregate  Certificate  Principal  Balance thereof to equal their Aggregate Planned Principal Balance for the Distribution  Date, until the
               Certificate Principal Balances thereof have been reduced to zero;

                      (d)    fourth,  from the balance of the Senior  Principal  Distribution  Amount remaining after  the  distribution,  if  any,  described  in  Section  4.02(b)(ii)(c),  to the  Class  A-3
               Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (e)    fifth,  from the balance of the Senior  Principal  Distribution  Amount  remaining after the distribution, if any, described in Section 4.02(b)(ii)(d),  to the Class A-1 and Class
               A-2 Certificates,  pro rata, in accordance with their respective Certificate Principal Balances, but without regard to their Aggregate  Planned  Principal  Balance for such  Distribution  Date, until the Certificate Principal Balances thereof have been reduced to zero;

                      (f)    sixth,  from the balance of the Senior  Principal  Distribution  Amount  remaining after the distribution, if any, described in Section 4.02(b)(ii)(e),  to the Class A-4 and Class
               A-5 Certificates,  pro rata, in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and

                      (g)    seventh,  from the balance of the Senior Principal  Distribution  Amount remaining after the distribution, if any, described in Section 4.02(b)(ii)(f),  to the Class A-6 and Class
               A-7 Certificates,  pro rata, in accordance with their respective  Certificate Principal Balances and without regard to the Lockout Amount for that Distribution Date.

(c)     On or  after  the  occurrence  of the  Credit  Support  Depletion  Date,  all  priorities  relating  to distributions  as  described in Section  4.02(b) of this Series  Supplement  in respect of principal  among the
Senior  Certificates  (other than the Class A-P Certificates)  will be disregarded,  and (i) an amount equal to the Discount Fraction of the principal portion of scheduled  payments and unscheduled  collections  received or advanced  in  respect  of the  Discount  Mortgage  Loans  minus the  Discount  Fraction  of the  portion of the
Capitalization  Reimbursement  Amount  for  such  Distribution  Date  will  be  distributed  to the  Class  A-P
Certificates,  (ii) the Senior  Principal  Distribution  Amount will be  distributed  to the  remaining  Senior
Certificates  (other than the Class A-P Certificates) pro rata in accordance with their respective  outstanding
Certificate  Principal  Balances  and  (iii)  the  amount  set  forth  in  Section  4.02(a)(i)  herein  will be distributed as set forth therein;  provided,  however,  that (i) until reduction of the  Certificate  Principal
Balance  of the  Class  A-1  Certificates  to  zero,  the  aggregate  amount  distributable  to the  Class  A-1
Certificates and Class A-2 Certificates in respect of the aggregate  Accrued  Certificate  Interest thereon and in  respect  of  their  aggregate  pro  rata  portion  of the  Senior  Principal  Distribution  Amount  will be distributed among the Class A-1 and Class A-2 Certificates in the following  priority:  first, to the Class A-1
Certificates,  up to an amount  equal to the  Accrued  Certificate  Interest  on the  Class  A-1  Certificates;
second,  to the Class A-1 Certificates,  up to an amount equal to the Class A-1 Optimal Principal  Distribution
Amount,  in reduction of the Certificate  Principal  Balance thereof,  until the Certificate  Principal Balance thereof has been reduced to zero;  third, to the Class A-2  Certificates,  up to an amount equal to the Accrued
Certificate Interest thereon; and fourth, to the Class A-2 Certificates,  the remainder,  until the Certificate
Principal  Balance thereof has been reduced to zero, (ii) until reduction of the Certificate  Principal Balance of the Class A-4  Certificates to zero, the aggregate  amount  distributable  to the Class A-4 Certificates and
Class A-5  Certificates  in respect of the aggregate  Accrued  Certificate  Interest  thereon and in respect of their  aggregate pro rata portion of the Senior  Principal  Distribution  Amount will be distributed  among the
Class A-4 and Class A-5 Certificates in the following  priority:  first, to the Class A-4  Certificates,  up to an amount equal to the Accrued  Certificate  Interest on the Class A-4  Certificates;  second, to the Class A-4
Certificates,  up to an amount equal to the Class A-4 Optimal  Principal  Distribution  Amount, in reduction of the Certificate  Principal  Balance thereof,  until the Certificate  Principal Balance thereof has been reduced to zero;  third,  to the Class A-5  Certificates,  up to an amount  equal to the Accrued  Certificate  Interest thereon;  and fourth, to the Class A-5  Certificates,  the remainder,  until the Certificate  Principal Balance thereof has been reduced to zero and (iii) until  reduction of the Certificate  Principal  Balance of the Class
A-6  Certificates  to zero, the aggregate  amount  distributable  to the Class A-6  Certificates  and Class A-7
Certificates  in  respect  of the  aggregate  Accrued  Certificate  Interest  thereon  and in  respect of their aggregate pro rata portion of the Senior  Principal  Distribution  Amount will be  distributed  among the Class
A-6 and Class A-7  Certificates  in the following  priority:  first,  to the Class A-6  Certificates,  up to an amount  equal to the Accrued  Certificate  Interest  on the Class A-6  Certificates;  second,  to the Class A-6
Certificates,  up to an amount equal to the Class A-6 Optimal  Principal  Distribution  Amount, in reduction of the Certificate  Principal  Balance thereof,  until the Certificate  Principal Balance thereof has been reduced to zero;  third,  to the Class A-7  Certificates,  up to an amount  equal to the Accrued  Certificate  Interest thereon;  and fourth, to the Class A-7  Certificates,  the remainder,  until the Certificate  Principal Balance thereof has been reduced to zero.

(d)     After the reduction of the Certificate  Principal Balances of the Senior  Certificates  (other than the
Class A-P  Certificates)  to zero but prior to the Credit  Support  Depletion  Date,  the  Senior  Certificates
(other than the Class A-P  Certificates)  will be entitled to no further  distributions  of  principal  thereon and the  Available  Distribution  Amount  will be paid  solely to the  holders  of the Class A-P  Certificates,
Class A-V Certificates, Class M Certificates and Class B Certificates, in each case as described herein.

(e)     In addition to the  foregoing  distributions,  with respect to any  Subsequent  Recoveries,  the Master
Servicer  shall  deposit such funds into the  Custodial  Account  pursuant to Section  3.07(b)(iii).  If, after taking into account such Subsequent  Recoveries,  the amount of a Realized Loss is reduced,  the amount of such
Subsequent  Recoveries  will be  applied  to  increase  the  Certificate  Principal  Balance  of the  Class  of
Subordinate  Certificates  with the Highest  Priority to which Realized  Losses,  other than Excess  Bankruptcy
Losses, Excess Fraud Losses,  Excess Special Hazard Losses and Extraordinary  Losses, have been allocated,  but not by more than the amount of Realized Losses previously  allocated to that Class of Certificates  pursuant to
Section 4.05. The amount of any remaining  Subsequent  Recoveries  will be applied to increase the  Certificate
Principal  Balance  of the  Class of  Certificates  with the next  Lower  Priority,  up to the  amount  of such
Realized  Losses  previously  allocated to that Class of  Certificates  pursuant to Section 4.05. Any remaining
Subsequent  Recoveries  will in turn be applied to increase the Certificate  Principal  Balance of the Class of
Certificates  with the next Lower  Priority up to the amount of such Realized  Losses  previously  allocated to that Class of  Certificates  pursuant to Section  4.05,  and so on.  Holders of such  Certificates  will not be entitled to any payment in respect of Accrued  Certificate  Interest  on the amount of such  increases  for any
Interest  Accrual Period  preceding the  Distribution  Date on which such increase  occurs.  Any such increases shall be applied to the  Certificate  Principal  Balance of each  Certificate of such Class in accordance  with its respective Percentage Interest.

(f)     Each distribution with respect to a Book-Entry  Certificate shall be paid to the Depository,  as Holder thereof,  and the Depository shall be solely  responsible for crediting the amount of such  distribution to the
accounts  of  its  Depository   Participants  in  accordance  with  its  normal  procedures.   Each  Depository
Participant  shall  be  responsible  for  disbursing  such  distribution  to the  Certificate  Owners  that  it represents and to each indirect  participating  brokerage firm (a "brokerage  firm" or "indirect  participating firm")  for which it acts as agent.  Each  brokerage  firm shall be  responsible  for  disbursing  funds to the
Certificate  Owners that it represents.  None of the Trustee,  the  Certificate  Registrar,  the Company or the
Master Servicer shall have any  responsibility  therefor except as otherwise provided by this Series Supplement or applicable law.

(g)     Except as  otherwise  provided  in  Section  9.01,  if the  Master  Servicer  anticipates  that a final distribution with respect to any Class of Certificates will be made on a future  Distribution  Date, the Master
Servicer  shall,  no later than 40 days prior to such final  distribution,  notify the  Trustee and the Trustee shall,  not earlier than the 15th day and not later than the 25th day of the month next  preceding the month of such final  distribution,  distribute,  or cause to be distributed to each Holder of such Class of Certificates a notice to the effect  that:  (i) the Trustee  anticipates  that the final  distribution  with respect to such
Class of Certificates  will be made on such  Distribution Date but only upon presentation and surrender of such
Certificates  at the office of the  Trustee or as  otherwise  specified  therein,  and (ii) no  interest  shall accrue on such  Certificates  from and after the end of the related Interest Accrual Period.  In the event that
Certificateholders  required to  surrender  their  Certificates  pursuant to Section  9.01(c) do not  surrender their  Certificates for final  cancellation,  the Trustee shall cause funds  distributable with respect to such
Certificates  to be withdrawn from the  Certificate  Account and credited to a separate  escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

(h)     On each Distribution  Date preceding the Accretion  Termination Date, an amount equal to the sum of the
Accrued  Certificate  Interest that would otherwise be distributed to the Class A-4 and Class A-5  Certificates will be added to the  Certificate  Principal  Balances  thereof and will be  distributed  to the holders of the
Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates as  distributions  of principal  pursuant to Section  4.02(a)(ii)(Y)(1)  in reduction of the Certificate  Principal  Balance of the Class A-1, Class A-2,
Class A-3, Class A-4 and Class A-5 Certificates.  Any distributions of the Accrual  Distribution  Amount to the
Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5  Certificates  will reduce the  Certificate  Principal
Balance of each such Class by such amount.  The amount that is added to the Certificate  Principal  Balances of the  Class  A-4 and  Class  A-5  Certificates  will  accrue  interest  at a rate of 5.75%  per  annum.  On each
Distribution Date on or after the Accretion  Termination Date, the entire Accrued  Certificate  Interest on the
Class A-4 and Class A-5  Certificates  for such date will be payable to the  holders of the Class A-4 and Class
A-5 Certificates, as interest.

Section 4.03   Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.  (See
                      Section 4.03 of the Standard Terms) and Exhibit Three hereto)

Section 4.04   Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.  (See
                      Section 4.04 of the Standard Terms)

Section 4.05   Allocation of Realized Losses.

        Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized
Losses,  if any, that resulted  from any Cash  Liquidation,  Servicing  Modification,  Debt Service  Reduction,
Deficient  Valuation or REO Disposition that occurred during the related  Prepayment  Period or, in the case of a Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the  reduction in the  interest  portion of the Monthly  Payment due during the related Due Period.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  All Realized Losses,  other than Excess
Special  Hazard  Losses,  Extraordinary  Losses,  Excess  Bankruptcy  Losses or Excess Fraud  Losses,  shall be allocated as follows:  first, to the Class B-3  Certificates  until the Certificate  Principal  Balance thereof has been  reduced to zero;  second,  to the Class B-2  Certificates  until the  Certificate  Principal  Balance thereof  has been  reduced  to zero;  third,  to the Class B-1  Certificates  until the  Certificate  Principal
Balance  thereof  has been  reduced  to zero;  fourth,  to the Class  M-3  Certificates  until the  Certificate
Principal  Balance  thereof  has been  reduced  to  zero;  fifth,  to the  Class  M-2  Certificates  until  the
Certificate  Principal  Balance thereof has been reduced to zero;  sixth, to the Class M-1  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero;  and,  thereafter,  if any such Realized
Losses are on a Discount  Mortgage  Loan,  to the Class A-P  Certificates  in an amount  equal to the  Discount
Fraction of the principal  portion thereof,  and the remainder of such Realized Losses on the Discount Mortgage
Loans and the entire amount of such Realized  Losses on  Non-Discount  Mortgage  Loans will be allocated  among all the Senior  Certificates  (other than the Class A-V Certificates and Class A-P Certificates) in the case of the  principal  portion of such loss on a pro rata basis and among all of the Senior  Certificates  (other than the  Class  A-P  Certificates)  in the  case of the  interest  portion  of such  loss on a pro rata  basis,  as described  below;  provided,  however,  that (i) such  Realized  Losses  otherwise  allocable  to the Class A-1
Certificates  will be allocated to the A-2 Certificates  until the Certificate  Principal  Balance of the Class
A-2  Certificates  is  reduced  to zero,  (ii)  such  Realized  Losses  otherwise  allocable  to the  Class A-4
Certificates  will be allocated to the A-5 Certificates  until the Certificate  Principal  Balance of the Class
A-5  Certificates  is reduced to zero and (iii)  such  Realized  Losses  otherwise  allocable  to the Class A-6
Certificates  will be allocated to the A-7 Certificates  until the Certificate  Principal  Balance of the Class
A-7  Certificates  is reduced to zero.  Any Excess  Special Hazard Losses,  Excess  Bankruptcy  Losses,  Excess
Fraud  Losses or  Extraordinary  Losses on  Non-Discount  Mortgage  Loans  will be  allocated  among the Senior
Certificates  (other than the Class A-P  Certificates)  and Subordinate  Certificates,  on a pro rata basis, as described  below.  The  principal  portion  of such  Realized  Losses on the  Discount  Mortgage  Loans will be allocated to the Class A-P  Certificates in an amount equal to the Discount  Fraction thereof and the remainder of such  Realized  Losses on the  Discount  Mortgage  Loans and the entire  amount of such  Realized  Losses on
Non-Discount  Mortgage  Loans  will be  allocated  among  the  Senior  Certificates  (other  than the Class A-P
Certificates) and Subordinate  Certificates,  on a pro rata basis, as described below; provided,  however, that
(i) such  Realized  Losses  otherwise  allocable  to the Class A-1  Certificates  will be  allocated to the A-2
Certificates  until the Certificate  Principal  Balance of the Class A-2  Certificates is reduced to zero, (ii)
such  Realized  Losses  otherwise  allocable  to the  Class  A-4  Certificates  will  be  allocated  to the A-5
Certificates  until the  Certificate  Principal  Balance of the Class A-5  Certificates  is reduced to zero and
(iii) such  Realized  Losses  otherwise  allocable to the Class A-6  Certificates  will be allocated to the A-7
Certificates until the Certificate Principal Balance of the Class A-7 Certificates is reduced to zero.

        On any Distribution Date,  Realized Losses will be allocated as set forth herein after distributions of principal on the Certificates as set forth herein.

        As used herein,  an  allocation  of a Realized  Loss on a "pro rata basis" among two or more  specified
Classes of Certificates  means an allocation on a pro rata basis,  among the various  Classes so specified,  to each such Class of Certificates on the basis of their then  outstanding  Certificate  Principal  Balances prior to giving effect to distributions  to be made on such  Distribution  Date in the case of the principal  portion of a Realized Loss or based on the Accrued  Certificate  Interest  thereon  payable on such  Distribution  Date
(without regard to any  Compensating  Interest for such  Distribution  Date) in the case of an interest portion of a Realized  Loss;  provided  that for the purposes of  determining  "pro rata",  the  Certificate  Principal
Balance  of each  class of the  Accrual  Certificates  shall be  deemed  to be the  lesser  of (a) the  related
Certificate  Principal Balance thereof as of the Closing Date or (b) the related Certificate  Principal Balance thereof as of such date of  determination.  Except as provided in the  following  sentence,  any  allocation of the  principal  portion of Realized  Losses  (other than Debt Service  Reductions)  to a Class of  Certificates shall be made by  reducing  the  Certificate  Principal  Balance  thereof  by the  amount so  allocated,  which allocation shall be deemed to have occurred on such  Distribution  Date;  provided that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the Certificates  below the aggregate Stated Principal
Balance of the Mortgage  Loans.  Any  allocation of the principal  portion of Realized  Losses (other than Debt
Service  Reductions) to the Subordinate  Certificates  then  outstanding with the Lowest Priority shall be made by operation of the  definition  of  "Certificate  Principal  Balance"  and by operation of the  provisions  of
Section  4.02(a).  Allocations  of the  interest  portions of Realized  Losses  (other than any  interest  rate reduction  resulting  from a  Servicing  Modification)  shall be made in  proportion  to the  amount of Accrued
Certificate Interest and by operation of the definition of "Accrued  Certificate  Interest" and by operation of the provisions of Section  4.02(a).  Allocations  of the interest  portion of a Realized Loss resulting from an interest  rate  reduction  in  connection  with a  Servicing  Modification  shall be made by  operation  of the provisions of Section 4.02(a).  Allocations of the principal  portion of Debt Service  Reductions shall be made by operation of the  provisions of Section  4.02(a).  All Realized  Losses and all other losses  allocated to a
Class of  Certificates  hereunder will be allocated  among the  Certificates of such Class in proportion to the
Percentage  Interests  evidenced  thereby;  provided that if any Subclasses of the Class A-V Certificates  have been issued  pursuant to Section  5.01(c),  such  Realized  Losses and other losses  allocated to the Class A-V
Certificates  shall be allocated  among such  Subclasses  in proportion  to the  respective  amounts of Accrued
Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06   Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section 4.06 of the
                      Standard Terms)

Section 4.07   Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard Terms)

Section 4.08   Surety Bond.  (See Section 4.08 of the Standard Terms)

ARTICLE V

                                               THE CERTIFICATES

                                     (SEE ARTICLE V OF THE STANDARD TERMS)

ARTICLE VI

                                      THE COMPANY AND THE MASTER SERVICER
                                    (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII

                                                    DEFAULT
                                    (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                                            CONCERNING THE TRUSTEE
                                   (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX

                                                  TERMINATION
                                    (SEE ARTICLE IX OF THE STANDARD TERMS)

ARTICLE X

                                               REMIC PROVISIONS

Section 10.01  REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02  Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section 10.02 of the
                      Standard Terms)

Section 10.03  Designation of REMIC(s).

        The REMIC  Administrator will make an election to treat the entire segregated pool of assets (including the Mortgage Loans but excluding the Initial  Monthly  Payment Fund) described in the definition of Trust Fund, and subject to this Agreement, as a REMIC for federal income tax purposes.

        The Class A-1,  Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class M-1,
Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3  Certificates and the  Uncertificated  Class A-V REMIC
Regular  Interests,  the  rights in and to which will be  represented  by the Class A-V  Certificates,  will be
"regular  interests" in the REMIC, and the Class R Certificates will be the sole class of "residual  interests"
therein for purposes of the REMIC  Provisions  (as defined in the  Standard  Terms)  under  federal  income tax law. On and after the date of issuance of any Subclass of Class A-V  Certificates  pursuant to Section  5.01(c)
of the Standard Terms,  any such Subclass will represent the  Uncertificated  Class A-V REMIC Regular  Interest
or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04  Distributions on the Uncertificated Class A-V REMIC Regular Interests.

(a)     On each  Distribution  Date the Trustee shall be deemed to  distribute to itself,  as the holder of the
Uncertificated Class A-V REMIC Regular Interests,  Uncertificated  Accrued Interest on the Uncertificated Class
A-V REMIC Regular  Interests for such  Distribution  Date, plus any  Uncertificated  Accrued  Interest  thereon remaining unpaid from any previous Distribution Date.

(b)     In  determining  from time to time the  Uncertificated  Class A-V REMIC Regular  Interest  Distribution
Amounts,  Realized Losses allocated to the Class A-V Certificates  under Section 4.05 shall be deemed allocated to Uncertificated  Class A-V REMIC Regular Interests on a pro rata basis based on the Uncertificated  Class A-V
REMIC Accrued Interest for the related Distribution Date.

(c)     On each  Distribution  Date,  the Trustee  shall be deemed to  distribute  from the Trust Fund,  in the priority set forth in Section 4.02(a), to the Class A-V Certificates,  the amounts  distributable  thereon from the Uncertificated  Class A-V REMIC Regular Interest  Distribution  Amounts deemed to have been received by the
Trustee from the Trust Fund under this Section 10.04.  The amount deemed  distributable  hereunder with respect to the Class A-V  Certificates  shall  equal 100% of the amounts  payable  with  respect to the  Uncertificated
Class A-V REMIC Regular Interests.

(d)     Notwithstanding  the deemed  distributions  on the  Uncertificated  Class A-V REMIC  Regular  Interests
described in this Section  10.04,  distributions  of funds from the  Certificate  Account shall be made only in accordance with Section 4.02.

Section 10.05  Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement,  the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding  requirements  respecting payments to  Certificateholders,  including interest or original  issue  discount  payments or advances  thereof that the Trustee or any Paying  Agent,  as applicable,  reasonably believes are applicable under the Code. The consent of Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying  Agent,  as  applicable,  does withhold any amount from  interest or original  issue  discount  payments or advances  thereof to any  Certificateholder pursuant to federal withholding  requirements,  the Trustee or any Paying Agent, as applicable,  shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                           MISCELLANEOUS PROVISIONS

Section 11.01  Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02  Recordation of Agreement, Counterparts.  (See Section 11.02 of the Standard Terms)

Section 11.03  Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard Terms)

Section 11.04  Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05  Notices.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

            Recipient                                       Address

Company                           8400 Normandale Lake Boulevard
                                  Suite 250, Minneapolis, Minnesota 55437,
                                  Attention: President

Master Servicer                   2255 N. Ontario Street, Suite 400
                                  Burbank, California 91504-2130,
                                  Attention: Managing Director/Master Servicing
Trustee                           The Corporate Trust Office:
                                  U.S. Bank National Association
                                  U.S. Bank Corporate Trust Services
                                  EP-MN-WS3D
                                  60 Livingston Avenue
                                  St. Paul, Minnesota 55107-2292
                                  Attention:  RFMSI 2006-S2

Fitch Ratings                     One State Street Plaza
                                  New York, New York  10004

Moody's Investors Service, Inc.   99 Church Street, 4th Floor
                                  New York, New York  10007
Standard & Poor's                 55 Water Street
                                  New York, New York 10041

Any notice  required  or  permitted  to be mailed to a  Certificateholder  shall be given by first  class mail, postage  prepaid,  at the address of such  Holder as shown in the  Certificate  Register.  Any notice so mailed within the time prescribed in this Agreement shall be  conclusively  presumed to have been duly given,  whether or not the Certificateholder receives such notice.

Section 11.06  Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the Standard Terms)

Section 11.07  Severability of Provisions.  (See Section 11.07 of the Standard Terms)

Section 11.08  Supplemental Provisions for Resecuritization.  (See Section 11.08 of the Standard Terms)

Section 11.09  Allocation of Voting Rights.

        98.0% of all Voting Rights shall be allocated  among Holders of  Certificates,  other than the Interest
Only  Certificates  and the Class R  Certificates,  in  proportion  to the  outstanding  Certificate  Principal
Balances of their  respective  Certificates,  1.0% of all Voting Rights shall be allocated among the Holders of the Class A-V  Certificates in accordance  with their  respective  Percentage  Interests and 1.0% of all Voting
Rights shall be allocated  among the Holders of the Class R Certificates  in accordance  with their  respective
Percentage Interests.

Section 11.10  No Petition.  (See Section 11.10 of the Standard Terms).

ARTICLE XII

                                         COMPLIANCE WITH REGULATION AB

                                    (SEE ARTICLE XII OF THE STANDARD TERMS)

        IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer and the Trustee have caused their names to be signed  hereto by their  respective  officers  thereunto  duly  authorized  and their  respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

[Seal]                                          RESIDENTIAL FUNDING MORTGAGE
                                                     SECURITIES I, INC.

Attest:                                         By:
        Name: Mark White                             Name: Heather Anderson
        Title:   Vice President                      Title:   Vice President

[Seal]                                          RESIDENTIAL FUNDING CORPORATION

Attest:                                         By:
        Name: Heather Anderson                       Name: Mark White
        Title:   Associate                           Title:   Associate

[Seal]                                          U.S. BANK NATIONAL ASSOCIATION
                                                                  as Trustee

Attest:                                         By:
        Name:                                        Name:
        Title:                                       Title:

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

               On the ___ day of February,  2006 before me, a notary  public in and for said State,  personally appeared Heather  Anderson,  known to me to be a Vice President of Residential  Funding Mortgage  Securities I,
Inc., one of the corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such  corporation  executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                            Notary Public

                                            ____________________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

               On the ____ day of February,  2006 before me, a notary public in and for said State,  personally appeared  Mark  White,  known  to  me to be an  Associate  of  Residential  Funding  Corporation,  one  of  the
corporations  that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ______________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF RAMSEY             )

               On the ___ day of February,  2006 before me, a notary  public in and for said State,  personally appeared  ____________________,  known to me to be a(n) __________________ of U.S. Bank National Association, a
national  banking  association that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association and  acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            _____________________________

[Notarial Seal]

                                                  EXHIBIT ONE

                                            MORTGAGE LOAN SCHEDULE

                                         (SEE EXHIBIT 99.1 ATTAHCED)

                                                  EXHIBIT TWO

                                        SCHEDULE OF DISCOUNT FRACTIONS

                                   (AVAILABLE FROM THE COMPANY UPON REQUEST)

                                                 EXHIBIT THREE

                                         INFORMATION TO BE INCLUDED IN
                                      MONTHLY DISTRIBUTION DATE STATEMENT

        (i)    the applicable Record Date, Determination Date and Distribution Date;

        (ii)   the  aggregate  amount of  payments  received  with  respect to the  Mortgage  Loans,  including prepayment amounts;

        (iii)  the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

        (iv)   the amount of any other fees or expenses paid;

        (v)    (a) the amount of such  distribution to the  Certificateholders  of such Class applied to reduce the  Certificate  Principal  Balance  thereof,  and (b) the  aggregate  amount  included  therein  representing
Principal Prepayments;

        (vi)   the amount of such distribution to Holders of such Class of Certificates allocable to interest;

        (vii)  if the  distribution  to the Holders of such Class of  Certificates is less than the full amount that would be distributable to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

        (viii) the  aggregate  Certificate  Principal  Balance  of each  Class of  Certificates  and the Senior
Percentage,  before and after giving effect to the amounts  distributed on such Distribution  Date,  separately identifying  any  reduction  thereof due to Realized  Losses other than pursuant to an actual  distribution  of principal;

        (ix)   the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

        (x)    the weighted  average  Mortgage  Rates of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

        (xi)   if  applicable,  the Special Hazard  Amount,  Fraud Loss Amount and Bankruptcy  Amount as of the
close of business on the applicable Distribution Date;

        (xii)  the  number and Stated  Principal  Balance of the  Mortgage  Loans  after  giving  effect to the distribution of principal on such  Distribution  Date and the number of Mortgage Loans at the beginning and end of the preceding Due Period;

        (xiii) on the basis of the most recent reports furnished to it by Sub-Servicers,  the number and Stated
Principal  Balances of Mortgage  Loans that are  Delinquent  (A) 30-59 days,  (B) 60-89 days and (C) 90 or more days and the number and Stated Principal Balance of Mortgage Loans that are in foreclosure;

        (xiv)  the aggregate amount of Realized Losses for such Distribution Date;

        (xv)   the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section
4.04;

        (xvi)  any material modifications,  extensions or waivers to the terms of the Mortgage Loans during the
Due Period or that have cumulatively become material over time;

        (xvii) any  material  breaches of Mortgage  Loan  representations  or  warranties  or  covenants in the
Agreement.

        (xviii)the related Subordinate Principal Distribution Amount;

        (xix)  the number, Stated Principal Balance and actual principal balance of REO Properties;

        (xx)   the  aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any,  for  each  Class of
Certificates, after giving effect to the distribution made on such Distribution Date;

        (xxi)  the Pass-Through Rate with respect to the Class A-V Certificates;

        (xxii) the Notional Amount with respect to each class of Interest Only Certificates;

        (xxiii)the occurrence of the Credit Support Depletion Date;

        (xxiv) the Senior Accelerated Distribution Percentage for applicable to such distribution;

        (xxv)  the Senior Percentage for such Distribution Date; and

        (xxvi) the aggregate amount of any recoveries on previously foreclosed loans from Sellers.

In the case of  information  furnished  pursuant to clauses (i) and (ii) above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The  Trustee's  internet  website  will  initially  be located at  http://www.usbank.com/mbs.  To receive  this statement via first class mail, telephone the Trustee at 1 (800) 934-6802.

                                        EXHIBIT FOUR

                                      STANDARD TERMS OF
                               POOLING AND SERVICING AGREEMENT

                                 Dated as of January 1, 2006

                       Residential Funding Mortgage Securities I, Inc.

                              Mortgage Pass-Through Certificates

==============================================================================================

                                       TABLE OF CONTENTS

        Section 2.03.     Representations, Warranties and Covenants of the Master
                          Servicer and the Company.........................................39

        Section 2.04.     Representations and Warranties of Residential Funding............41

        Section 2.05.     Execution and Authentication of Certificates/Issuance of
                          Certificates Evidencing Interests in REMIC I.....................43

        Section 2.06.     Conveyance of Uncertificated REMIC I and REMIC II Regular
                          Interests; Acceptance by the Trustee.............................43

        Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC II........43

        Section 2.08.     Purposes and Powers of the Trust.................................43

ARTICLE III    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS..............................43

        Section 3.01.     Master Servicer to Act as Servicer...............................43

        Section 3.02.     Subservicing Agreements Between Master Servicer and
                          Subservicers; Enforcement of Subservicers' and Sellers'

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................47

        Section 3.06.     Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................47

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account................................................48

        Section 3.08.     Subservicing Accounts; Servicing Accounts........................50

        Section 3.09.     Access to Certain Documentation and Information Regarding
                          the Mortgage Loans...............................................52

        Section 3.10.     Permitted Withdrawals from the Custodial Account.................52

        Section 3.11.     Maintenance of the Primary Insurance Policies; Collections
                          Thereunder.......................................................54

        Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity
                          Coverage.........................................................55

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and

        Section 4.03.     Statements to Certificateholders; Statements to Rating
                          Agencies; Exchange Act Reporting.................................71

        Section 4.04.     Distribution of Reports to the Trustee and the Company;

        Section 6.02.     Merger or Consolidation of the Company or the Master
                          Servicer; Assignment of Rights and Delegation of Duties by
                          Master Servicer..................................................85

        Section 6.03.     Limitation on Liability of the Company, the Master Servicer

        Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses;

        Section 9.01.     Optional Purchase by the Master Servicer of All
                          Certificates; Termination Upon Purchase by the Master

        Section 10.02.    Master Servicer, REMIC Administrator and Trustee

EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Seller/Servicer Contract
Exhibit F:     Forms of Request for Release
Exhibit G-1:   Form of Transfer Affidavit and Agreement
Exhibit G-2:   Form of Transferor Certificate
Exhibit H:     Form of Investor Representation Letter
Exhibit I:     Form of Transferor Representation Letter
Exhibit J:     Form of Rule 144A Investment Representation Letter
Exhibit K:     Text of  Amendment  to Pooling  and  Servicing  Agreement  Pursuant  to Section
               11.01(e) for a Limited Guaranty
Exhibit L:     Form of Limited Guaranty
Exhibit M:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:     Request for Exchange Form
Exhibit O:     Form of Form 10-K Certification
Exhibit P:     Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:     Information  to be  Provided  by the Master  Servicer  to the  Rating  Agencies
               Relating to Reportable Modified Mortgage Loans
Exhibit R:     Servicing Criteria

        This is the Standard Terms of Pooling and Servicing Agreement,  dated as of January 1,
2006 (the "Standard  Terms",  and as incorporated by reference into a Series  Supplement dated as of the  Cut-off  Date,  the  "Pooling  and  Servicing  Agreement"  or  "Agreement"),  among
RESIDENTIAL  FUNDING MORTGAGE  SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"),  RESIDENTIAL FUNDING  CORPORATION,  as master servicer
(together with its permitted successors and assigns,  the "Master Servicer"),  and the trustee named in the  applicable  Series  Supplement  (together  with  its  permitted  successors  and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage pass-through certificates  (collectively, the  "Certificates"),  to be issued  under each  Agreement in multiple  classes,  which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein  contained,  the Company,  the Master
Servicer and the Trustee agree as follows:

ARTICLE I
                                         DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued  Certificate  Interest:  With  respect to each  Distribution  Date,  as to any
Class or Subclass of  Certificates  (other than any  Principal  Only  Certificates),  interest accrued during the related  Interest  Accrual Period at the related  Pass-Through  Rate on the
Certificate   Principal  Balance  or  Notional  Amount  thereof   immediately  prior  to  such
Distribution Date. Accrued  Certificate  Interest will be calculated on the basis of a 360-day year,  consisting of twelve 30-day months.  In each case Accrued  Certificate  Interest on any
Class or Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment  Interest  Shortfalls on all Mortgage Loans or, if the Mortgage Pool
               is comprised of two or more Loan Groups,  on the Mortgage  Loans in the related
               Loan Group (to the extent not offset by the Master  Servicer  with a payment of
               Compensating Interest as provided in Section 4.01),

        (ii)   the interest  portion  (adjusted to the Net Mortgage  Rate (or the Modified Net
               Mortgage Rate in the case of a Modified  Mortgage  Loan)) of Realized Losses on all Mortgage  Loans or, if the  Mortgage  Pool is comprised of two or more Loan
               Groups,  on the  Mortgage  Loans in the related  Loan Group  (including  Excess
               Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy  Losses and
               Extraordinary  Losses) not allocated  solely to one or more specific Classes of
               Certificates pursuant to Section 4.05,

        (iii)  the interest  portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage  Loans or, if the Mortgage Pool
               is comprised of two or more Loan Groups,  on the Mortgage  Loans in the related
               Loan Group, which remained  unreimbursed  following the Cash Liquidation or REO
               Disposition  of such  Mortgage Loan or REO Property or (B) made with respect to delinquencies  that were  ultimately  determined  to be Excess  Special  Hazard
               Losses,  Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses,
               and

        (iv)   any other interest shortfalls not covered by the subordination  provided by the
               Class M Certificates and Class B Certificates,  including  interest that is not collectible from the Mortgagor pursuant to the Relief Act,

with all such  reductions  allocated (A) among all of the  Certificates in proportion to their respective  amounts of Accrued  Certificate  Interest payable on such Distribution Date absent such  reductions  or (B) if the Mortgage  Pool is  comprised  of two or more Loan Groups,  the related  Senior  Percentage  of such  reductions  among the  related  Senior  Certificates  in proportion  to the amounts of Accrued  Certificate  Interest  payable  from the  related  Loan
Group  on  such  Distribution  Date  absent  such  reductions,  with  the  remainder  of  such reductions  allocated  among the holders of the Class M Certificates  and Class B Certificates
in proportion to their  respective  amounts of Accrued  Certificate  Interest  payable on such
Distribution  Date absent such  reductions.  In  addition  to that  portion of the  reductions described in the preceding  sentence  that are allocated to any Class of Class B  Certificates or any Class of Class M Certificates,  Accrued  Certificate  Interest on such Class of Class B
Certificates  or such Class of Class M  Certificates  will be reduced by the interest  portion
(adjusted  to the Net  Mortgage  Rate) of Realized  Losses that are  allocated  solely to such
Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment  Agreement:  The Addendum and Assignment  Agreement,  dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional  Collateral:  Any  of the  following  held,  in  addition  to  the  related
Mortgaged  Property,  as security for a Mortgage  Loan:  (i) all money,  securities,  security entitlements,  accounts, general intangibles, payment rights, instruments,  documents, deposit accounts,  certificates of deposit,  commodities  contracts and other investment  property and other  property of whatever kind or  description  now existing or hereafter  acquired which is pledged as security for the  repayment of such Mortgage  Loan,  (ii)  third-party  guarantees, and (A) all money, securities, security entitlements,  accounts, general intangibles,  payment rights,  instruments,  documents,  deposit  accounts,  certificates  of  deposit,  commodities contracts and other  investment  property and other  property of whatever kind or  description now existing or hereafter  acquired  which is pledged as collateral  for such guarantee or (B)
any  mortgaged  property  securing  the  performance  of such  guarantee,  or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional  Collateral  Loan:  Each  Mortgage  Loan that is  supported  by  Additional
Collateral.

        Adjusted   Mortgage  Rate:  With  respect  to  any  Mortgage  Loan  and  any  date  of determination,  the Mortgage Rate borne by the related  Mortgage Note,  less the rate at which the related Subservicing Fee accrues.

        Advance:  As to any Mortgage Loan, any advance made by the Master  Servicer,  pursuant to Section 4.04.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under  common  control  with  such  first  Person.  For the  purposes  of this  definition,
"control"  means the power to direct the management  and policies of such Person,  directly or indirectly,  whether  through the  ownership of voting  securities,  by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac:  Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future  Distribution:  As to any  Distribution  Date and, with respect to any  Mortgage  Pool that is  comprised  of two or more Loan  Groups,  each Loan Group,  the total of the amounts held in the  Custodial  Account at the close of business on the preceding
Determination Date on account of (i) Liquidation Proceeds,  Subsequent  Recoveries,  Insurance
Proceeds,  Curtailments,  Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or
4.07 and Mortgage  Loan  substitutions  made pursuant to Section 2.03 or 2.04 received or made in the month of such  Distribution  Date  (other  than such  Liquidation  Proceeds,  Insurance
Proceeds  and  purchases  of Mortgage  Loans that the Master  Servicer has deemed to have been
received  in  the  preceding  month  in  accordance  with  Section  3.07(b)),   and  Principal
Prepayments  in Full  made  after the  related  Prepayment  Period,  and (ii)  payments  which represent  early  receipt of  scheduled  payments of  principal  and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged  Property,  the lesser of (i) the appraised value of such Mortgaged  Property  based upon the appraisal  made at the time of the  origination of the related  Mortgage  Loan,  and (ii) the sales price of the Mortgaged  Property at such time of origination,  except in the case of a Mortgaged  Property securing a refinanced or modified
Mortgage Loan as to which it is either the appraised value  determined  above or the appraised value determined in an appraisal at the time of refinancing or  modification,  as the case may
be.

        Assigned  Contracts:  With  respect to any  Pledged  Asset  Loan:  the Credit  Support
Pledge  Agreement;  the  Funding  and  Pledge  Agreement,  among  GMAC  Mortgage  Corporation,
National  Financial  Services  Corporation  and the  Mortgagor  or other  person  pledging the
related  Pledged  Assets;  the  Additional   Collateral   Agreement,   between  GMAC  Mortgage
Corporation and the Mortgagor or other person  pledging the related  Pledged  Assets;  or such other contracts as may be set forth in the Series Supplement.

        Assignment:   An  assignment  of  the  Mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable form,  sufficient  under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument  may  be in  the  form  of one or  more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment and  Assumption  Agreement,  dated the Closing
Date, between  Residential  Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary  Lease:  With respect to a Cooperative  Loan, the assignment of the related  Cooperative  Lease from the  Mortgagor to the  originator  of the  Cooperative
Loan.

        Available  Distribution  Amount:  As to any Distribution Date and, with respect to any
Mortgage Pool  comprised of two or more Loan Groups,  each Loan Group,  an amount equal to (a)
the sum of (i) the amount  relating to the Mortgage Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination  Date,  including any
Subsequent  Recoveries,  and amounts deposited in the Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date,  (iii) any amount  deposited in the  Certificate  Account on the related  Certificate  Account  Deposit  Date  pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount  deposited in the Certificate  Account pursuant to Section  4.07 and any  amounts  deposited  in the  Custodial  Account  pursuant to
Section  9.01,  (v) any amount that the Master  Servicer is not permitted to withdraw from the
Custodial  Account or the Certificate  Account  pursuant to Section  3.16(e),  (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such  Distribution  Date and
(vii) the proceeds of any Pledged Assets received by the Master  Servicer,  reduced by (b) the sum as of the close of business on the  immediately  preceding  Determination  Date of (x) the
Amount Held for Future  Distribution,  and (y) amounts permitted to be withdrawn by the Master
Servicer  from the  Custodial  Account in respect of the  Mortgage  Loans  pursuant to clauses
(ii)-(x),  inclusive,  of Section 3.10(a). Such amount shall be determined separately for each
Loan Group.  Additionally,  with respect to any Mortgage Pool that is comprised of two or more
Loan Groups, if on any Distribution  Date  Compensating  Interest provided pursuant to Section
3.16(e)  is less  than  Prepayment  Interest  Shortfalls  incurred  on the  Mortgage  Loans in connection with Principal  Prepayments in Full received during the related  Prepayment  Period and  Curtailments  made in the prior  calendar  month,  such  Compensating  Interest  shall be allocated on such Distribution Date to the Available  Distribution  Amount for each Loan Group on a pro rata basis in accordance  with the  respective  amounts of such  Prepayment  Interest
Shortfalls  incurred on the Mortgage Loans in such Loan Group in respect of such  Distribution
Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy  Loss:  With  respect to any Mortgage  Loan, a Deficient  Valuation or Debt
Service Reduction;  provided,  however,  that neither a Deficient Valuation nor a Debt Service
Reduction  shall be deemed a  Bankruptcy  Loss  hereunder  so long as the Master  Servicer has notified the Trustee in writing that the Master  Servicer is diligently  pursuing any remedies that may exist in  connection  with the  representations  and  warranties  made  regarding the related  Mortgage Loan and either (A) the related  Mortgage Loan is not in default with regard to payments due  thereunder or (B)  delinquent  payments of principal  and interest  under the related  Mortgage Loan and any premiums on any applicable  primary hazard insurance policy and any related  escrow  payments in respect of such Mortgage Loan are being advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without  giving effect to any
Debt Service Reduction.

        Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking  institutions  in the  State  of New  York,  the  State  of  Michigan,  the  State  of
California  , the State of Illinois or the City of St. Paul,  Minnesota  (and such other state or states in which the Custodial  Account or the Certificate  Account are at the time located)
are required or authorized by law or executive order to be closed.

        Buydown  Funds:  Any amount  contributed  by the seller of a Mortgaged  Property,  the
Company or other source in order to enable the  Mortgagor  to reduce the payments  required to be made from the  Mortgagor's  funds in the early years of a Mortgage Loan.  Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown  Mortgage Loan:  Any Mortgage Loan as to which a specified  amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization  Reimbursement  Amount:  As to any  Distribution  Date,  the  amount of
Advances  or  Servicing  Advances  that were  added to the  Stated  Principal  Balance  of the related  Mortgage Loans during the prior calendar month and reimbursed to the Master  Servicer or Subservicer on or prior to such  Distribution Date pursuant to Section  3.10(a)(vii),  plus the  Capitalization  Reimbursement  Shortfall  Amount  remaining  unreimbursed  from any prior
Distribution  Date and  reimbursed to the Master  Servicer or  Subservicer on or prior to such
Distribution Date.

        Capitalization  Reimbursement  Shortfall  Amount:  As to any  Distribution  Date,  the
amount,  if any, by which the amount of Advances or Servicing  Advances that were added to the
Stated  Principal  Balance of the Mortgage  Loans during the preceding  calendar month exceeds
the  amount  of  principal   payments  on  the  Mortgage   Loans  included  in  the  Available
Distribution Amount for that Distribution Date.

        Call Rights:  As defined in Section 9.01(f).

        Cash Liquidation:  As to any defaulted  Mortgage Loan other than a Mortgage Loan as to which  an REO  Acquisition  occurred,  a  determination  by the  Master  Servicer  that it has received all Insurance  Proceeds,  Liquidation  Proceeds and other payments or cash recoveries which the  Master  Servicer  reasonably  and in good faith  expects to be finally  recoverable with respect to such Mortgage Loan.

        Certificate  Account  Deposit  Date:  As to any  Distribution  Date,  the Business Day
prior thereto.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the  Certificate  Register,  and,  in respect of any  Insured  Certificates,  the  Certificate
Insurer to the extent of Cumulative  Insurance  Payments,  except that neither a  Disqualified
Organization  nor a Non-United  States Person shall be a holder of a Class R  Certificate  for purposes  hereof and,  solely for the purpose of giving any consent or  direction  pursuant to this Agreement, any Certificate,  other than a Class R Certificate,  registered in the name of the Company,  the Master Servicer or any Subservicer or any Affiliate  thereof shall be deemed not to be outstanding  and the Percentage  Interest or Voting Rights  evidenced  thereby shall not be  taken  into  account  in  determining  whether  the  requisite  amount  of  Percentage
Interests  or Voting  Rights  necessary  to effect  any such  consent  or  direction  has been obtained.  All  references  herein to  "Holders"  or  "Certificateholders"  shall  reflect the rights  of  Certificate  Owners  as they may  indirectly  exercise  such  rights  through  the
Depository  and  participating   members  thereof,   except  as  otherwise  specified  herein;
provided,  however,  that  the  Trustee  shall be  required  to  recognize  as a  "Holder"  or
"Certificateholder"  only  the  Person  in  whose  name a  Certificate  is  registered  in the
Certificate Register.

        Certificate Insurer:  As defined in the Series Supplement.

        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating brokerage  firm for which a Depository  Participant  acts as agent,  if any, and  otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate  Principal  Balance:  With  respect to each  Certificate  (other  than any
Interest Only Certificate), on any date of determination, an amount equal to:

        (i)    the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

        (ii)   any Subsequent  Recoveries added to the Certificate  Principal  Balance of such
               Certificate pursuant to Section 4.02, plus

        (iii)  in the case of each  Accrual  Certificate,  an  amount  equal to the  aggregate
               Accrued  Certificate  Interest  added  to  the  Certificate  Principal  Balance thereof prior to such date of determination, minus

        (iv)   the  sum of (x)  the  aggregate  of all  amounts  previously  distributed  with respect to such  Certificate  (or any predecessor  Certificate)  and applied to reduce the Certificate  Principal  Balance thereof  pursuant to Section 4.02(a)
               and (y) the  aggregate  of all  reductions  in  Certificate  Principal  Balance deemed  to  have  occurred  in  connection  with  Realized  Losses  which  were previously  allocated  to such  Certificate  (or any  predecessor  Certificate)
               pursuant to Section 4.05;

provided,  that the  Certificate  Principal  Balance of the Class of Subordinate  Certificates
with the Lowest  Priority  at any given time  shall be further  reduced by an amount  equal to the Percentage  Interest  evidenced by such Certificate  multiplied by the excess,  if any, of
(A) the then  aggregate  Certificate  Principal  Balance of all Classes of  Certificates  then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate  Register  and  Certificate  Registrar:  The register  maintained  and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively,  all of the  Certificates  bearing  the  same  designation.  The initial Class A-V  Certificates  and any Subclass  thereof issued  pursuant to Section 5.01(c)
shall be a single Class for purposes of this Agreement.

        Class  A-P  Certificate:  Any  one of  the  Certificates  designated  as a  Class  A-P
        Certificate.

        Class  A-P  Collection  Shortfall:  With  respect  to  the  Cash  Liquidation  or  REO
Disposition of a Discount  Mortgage Loan and any  Distribution  Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

        Class  A-V  Certificate:  Any  one of  the  Certificates  designated  as a  Class  A-V
Certificate, including any Subclass thereof.

        Class  B  Certificate:  Any  one  of  the  Certificates  designated  as  a  Class  B-1
Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class  M  Certificate:  Any  one  of  the  Certificates  designated  as  a  Class  M-1
Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

        Combined  Collateral  LLC:  Combined  Collateral  LLC,  a Delaware  limited  liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating  Interest:  With  respect to any  Distribution  Date,  an amount equal to
Prepayment  Interest  Shortfalls  resulting  from  Principal  Prepayments  in Full  during the related  Prepayment  Period and  Curtailments  during the prior calendar month and included in the Available  Distribution  Amount for such  Distribution  Date, but not more than the lesser of  (a)  one-twelfth  of  0.125%  of the  Stated  Principal  Balance  of  the  Mortgage  Loans
immediately  preceding  such  Distribution  Date and (b) the sum of the  Servicing Fee and all
income and gain on amounts  held in the  Custodial  Account  and the  Certificate  Account and
payable to the  Certificateholders  with respect to such Distribution Date;  provided that for purposes of this  definition  the amount of the Servicing Fee will not be reduced  pursuant to
Section 7.02(a) except as may be required pursuant to the last sentence of such paragraph.

        Cooperative:  A private,  cooperative  housing  corporation  which owns or leases land and all or part of a building or buildings,  including apartments,  spaces used for commercial purposes  and common  areas  therein  and whose  board of  directors  authorizes,  among other things, the sale of Cooperative Stock.

        Cooperative  Apartment:  A dwelling unit in a multi-dwelling  building owned or leased by a Cooperative,  which unit the Mortgagor has an exclusive  right to occupy  pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative  Lease:  With respect to a  Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with respect to the Cooperative  Apartment  occupied by the Mortgagor and relating to the related  Cooperative  Stock,  which lease or  agreement  confers an  exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative  Loans:  Any of the  Mortgage  Loans  made  in  respect  of a  Cooperative
Apartment,  evidenced  by a Mortgage  Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative  Stock  Certificate,  (iii) an assignment of the Cooperative  Lease, (iv)
financing  statements  and (v) a stock  power (or other  similar  instrument),  and  ancillary
thereto,  a  recognition   agreement  between  the  Cooperative  and  the  originator  of  the
Cooperative  Loan,  each of which was  transferred  and  assigned to the  Trustee  pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

        Cooperative  Stock: With respect to a Cooperative  Loan, the single  outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative  Stock  Certificate:  With  respect  to  a  Cooperative  Loan,  the  stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Credit Support  Depletion Date: The first  Distribution  Date on which the Certificate
Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge  Agreement:  The Credit  Support Pledge  Agreement,  dated as of
November 24, 1998, among the Master Servicer,  GMAC Mortgage Corporation,  Combined Collateral
LLC and The First National Bank of Chicago (now known as Bank One, National  Association),  as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment:  Any Principal  Prepayment  made by a Mortgagor  which is not a Principal
Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository  institution,  as custodian for the holders of the
Certificates,  for the holders of certain other  interests in mortgage  loans serviced or sold by the Master  Servicer  and for the Master  Servicer,  into  which the  amounts  set forth in
Section 3.07 shall be deposited  directly.  Any such account or accounts  shall be an Eligible
Account.

        Custodial  Agreement:  An agreement  that may be entered  into among the Company,  the
Master  Servicer,  the  Trustee  and a Custodian  pursuant  to which the  Custodian  will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off  Date  Principal  Balance:  As to any  Mortgage  Loan,  the  unpaid  principal balance  thereof at the Cut-off Date after giving effect to all  installments of principal due on or prior thereto (or due during the month of the Cut-Off Date), whether or not received.

        Debt  Service  Reduction:  With  respect to any  Mortgage  Loan,  a  reduction  in the scheduled  Monthly  Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except  such a  reduction  constituting  a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient  Valuation:  With  respect to any  Mortgage  Loan, a valuation by a court of competent  jurisdiction of the Mortgaged  Property in an amount less than the then outstanding indebtedness  under the Mortgage  Loan, or any reduction in the amount of principal to be paid in connection with any scheduled  Monthly Payment that constitutes a permanent  forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

        Deleted  Mortgage  Loan: A Mortgage  Loan  replaced or to be replaced with a Qualified
Substitute Mortgage Loan.

        Delinquent:  As used herein,  a Mortgage  Loan is considered to be: "30 to 59 days" or
"30 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the last  business  day  immediately  prior to the next  following monthly  scheduled due date;  "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any  scheduled  due  date  remains  unpaid  as of the  close  of  business  on the last business day  immediately  prior to the second  following  monthly  scheduled due date; and so
on. The  determination  as to whether a Mortgage  Loan falls into these  categories is made as of the close of  business on the last  business  day of each month.  For  example,  a Mortgage
Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business on July
31 would then be  considered to be 30 to 59 days  delinquent.  Delinquency  information  as of the Cut-off Date is  determined  and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository:  The  Depository  Trust  Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering  those  Certificates that are to be Book-Entry  Certificates  is Cede & Co. The Depository  shall at all times be a
"clearing  corporation"  as defined in Section  8-102(a)(5) of the Uniform  Commercial Code of
the  State of New York and a  "clearing  agency"  registered  pursuant  to the  provisions  of
Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom  from  time to time a  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

        Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Determination Date:  As defined in the Series Supplement.

        Discount  Fraction:  With  respect  to  each  Discount  Mortgage  Loan,  the  fraction expressed as a  percentage,  the  numerator  of which is the Discount Net Mortgage  Rate minus the Net  Mortgage  Rate (or the  initial  Net  Mortgage  Rate  with  respect  to any  Discount
Mortgage  Loans as to which the  Mortgage  Rate is  modified  pursuant  to  3.07(a))  for such
Mortgage Loan and the  denominator  of which is the Discount Net Mortgage  Rate.  The Discount
Fraction  with respect to each Discount  Mortgage Loan is set forth as an exhibit  attached to the Series Supplement.

        Discount  Mortgage  Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial
Net Mortgage  Rate) of less than the  Discount  Net  Mortgage  Rate per annum and any Mortgage
Loan  deemed  to  be a  Discount  Mortgage  Loan  pursuant  to  the  definition  of  Qualified
Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization:  Any organization defined as a "disqualified  organization"
under Section  860E(e)(5) of the Code,  and if not otherwise  included,  any of the following:
(i) the United  States,  any State or political  subdivision  thereof,  any  possession of the
United  States,  or any  agency or  instrumentality  of any of the  foregoing  (other  than an instrumentality  which is a  corporation  if all of its  activities  are  subject  to tax and, except  for  Freddie  Mac,  a  majority  of its board of  directors  is not  selected  by such governmental unit), (ii) a foreign government, any international  organization,  or any agency or  instrumentality  of any of the  foregoing,  (iii) any  organization  (other  than  certain farmers'  cooperatives  described  in Section  521 of the Code)  which is exempt  from the tax imposed  by Chapter 1 of the Code  (including  the tax  imposed by Section  511 of the Code on unrelated business taxable income), (iv) rural electric and telephone  cooperatives  described in Section  1381(a)(2)(C)  of the Code, (v) any "electing  large  partnership,"  as defined in
Section  775(a) of the Code and (vi) any other Person so  designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Class R  Certificate  by
such Person may cause the Trust Fund or any Person  having an Ownership  Interest in any Class of  Certificates  (other than such  Person) to incur a  liability  for any federal tax imposed under the Code that  would not  otherwise  be imposed  but for the  Transfer  of an  Ownership
Interest in a Class R  Certificate  to such Person.  The terms  "United  States",  "State" and
"international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Date:  The 25th day of any  month  beginning  in the  month  immediately following the month of the initial  issuance of the  Certificates  or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date:  With  respect  to any  Distribution  Date and any  Mortgage  Loan,  the day
during the related Due Period on which the Monthly Payment is due.

        Due Period:  With respect to any Distribution  Date, the one-month period set forth in the Series Supplement.

        Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution  the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account or accounts in a depository  institution in which such  accounts  are fully  insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating  Agency,  as evidenced  in  writing,  be  maintained  such that (as  evidenced  by an  Opinion  of  Counsel delivered to the Trustee and each Rating Agency) the registered  Holders of Certificates  have a claim with  respect to the funds in such  account or a  perfected  first  security  interest against any collateral (which shall be limited to Permitted  Investments)  securing such funds that  is  superior  to  claims  of  any  other  depositors  or  creditors  of  the  depository institution  with which  such  account is  maintained,  or (iii) in the case of the  Custodial
Account,  a trust  account or accounts  maintained in the  corporate  trust  department of the
Trustee,  or (iv)  in the  case of the  Certificate  Account,  a  trust  account  or  accounts maintained in the  corporate  trust  department of the Trustee,  or (v) an account or accounts of a  depository  institution  acceptable  to each Rating  Agency (as  evidenced in writing by each Rating  Agency that use of any such account as the Custodial  Account or the  Certificate
Account  will not reduce the  rating  assigned  to any Class of  Certificates  by such  Rating
Agency  below  the  lower  of  the  then-current   rating  or  the  rating  assigned  to  such
Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

        Excess  Bankruptcy Loss: Any Bankruptcy  Loss, or portion  thereof,  which exceeds the then applicable Bankruptcy Amount.

        Excess  Fraud  Loss:  Any Fraud  Loss,  or portion  thereof,  which  exceeds  the then applicable Fraud Loss Amount.

        Excess  Special  Hazard  Loss:  Any Special  Hazard  Loss,  or portion  thereof,  that exceeds the then applicable Special Hazard Amount.

        Excess  Subordinate  Principal Amount:  With respect to any Distribution Date on which the aggregate  Certificate  Principal  Balance of the Class of Subordinate  Certificates  then outstanding  with the Lowest  Priority is to be reduced to zero and on which  Realized  Losses are to be  allocated  to such class or  classes,  the  excess,  if any, of (i) the amount that would  otherwise  be  distributable  in  respect  of  principal  on such  class or  classes of
Certificates  on such  Distribution  Date  over  (ii) the  excess,  if any,  of the  aggregate
Certificate  Principal  Balance of such class or classes of Certificates  immediately prior to such  Distribution  Date over the aggregate  amount of Realized Losses to be allocated to such classes  of  Certificates  on such  Distribution  Date as  reduced  by any  amount  calculated pursuant to Section  4.02(b)(i)(E).  With  respect to any  Mortgage  Pool that is comprised of two or more Loan Groups,  the Excess  Subordinate  Principal Amount will be allocated  between each  Loan  Group on a pro rata  basis  in  accordance  with the  amount  of  Realized  Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary  Events:  Any of the  following  conditions  with respect to a Mortgaged
Property (or,  with respect to a  Cooperative  Loan,  the  Cooperative  Apartment) or Mortgage
Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a)....losses that are of the type that would be covered by the fidelity  bond and the errors and omissions  insurance  policy required to be maintained  pursuant to Section 3.12(b)
but are in excess of the coverage maintained thereunder;

        (b)....nuclear  reaction  or  nuclear  radiation  or  radioactive  contamination,  all whether  controlled or  uncontrolled,  and whether such loss be direct or indirect,  proximate or  remote  or be in whole or in part  caused  by,  contributed  to or  aggravated  by a peril covered by the definition of the term "Special Hazard Loss";

        (c)....hostile  or  warlike  action  in time of  peace  or war,  including  action  in hindering, combating or defending against an actual, impending or expected attack:

               1.     by any  government or sovereign  power,  de jure or de facto,  or by any authority maintaining or using military, naval or air forces; or

               2.     by military, naval or air forces; or

               3.     by an agent of any such government, power, authority or forces;

        (d)....any weapon of war  employing  atomic  fission or  radioactive  force whether in time of peace or war; or

        (e)....insurrection,  rebellion,  revolution, civil war, usurped power or action taken by  governmental  authority in hindering,  combating or defending  against such an occurrence, seizure or destruction under quarantine or customs  regulations,  confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary  Losses:  Any loss  incurred on a Mortgage  Loan caused by or  resulting from an Extraordinary Event.

        Fannie  Mae:  Federal  National  Mortgage  Association,   a  federally  chartered  and
privately  owned  corporation  organized  and  existing  under the Federal  National  Mortgage
Association Charter Act, or any successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates  will be made pursuant to Section 9.01,  which Final  Distribution
Date shall in no event be later than the end of the 90-day  liquidation  period  described  in
Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Foreclosure  Profits:  As to any Distribution Date or related  Determination  Date and any Mortgage Loan, the excess,  if any, of Liquidation  Proceeds,  Insurance  Proceeds and REO
Proceeds  (net of all  amounts  reimbursable  therefrom  pursuant to Section  3.10(a)(ii))  in respect  of  each  Mortgage  Loan  or  REO  Property  for  which  a  Cash  Liquidation  or REO
Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid  principal balance  of  such  Mortgage  Loan  or  REO  Property  (determined,  in  the  case  of  an  REO
Disposition,  in  accordance  with  Section  3.14) plus  accrued  and unpaid  interest  at the
Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash
Liquidation or REO Disposition occurred.

        Fraud  Losses:  Losses  on  Mortgage  Loans  as  to  which  there  was  fraud  in  the origination of such Mortgage Loan.
        Freddie Mac: Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality of the United States  created and existing  under Title III of the Emergency  Home Finance Act of
1970, as amended, or any successor thereto.

        Highest  Priority:  As  of  any  date  of  determination,  the  Class  of  Subordinate
Certificates  then  outstanding with a Certificate  Principal  Balance greater than zero, with the earliest  priority for  payments  pursuant to Section  4.02(a),  in the  following  order:
Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent:  When used with respect to any specified Person,  means such a Person who
(i) is in fact  independent  of the  Company,  the Master  Servicer  and the  Trustee,  or any
Affiliate  thereof,  (ii) does not have any direct financial interest or any material indirect financial  interest in the  Company,  the Master  Servicer  or the Trustee or in an  Affiliate
thereof,  and (iii) is not connected with the Company,  the Master  Servicer or the Trustee as an officer, employee, promoter,  underwriter,  trustee, partner, director or person performing similar functions.

        Initial  Certificate  Principal  Balance:  With respect to each Class of Certificates, the  Certificate  Principal  Balance of such Class of  Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial   Monthly   Payment  Fund:   An  amount   representing   scheduled   principal
amortization  and interest at the Net  Mortgage  Rate for the Due Date in the first Due Period commencing  subsequent  to the  Cut-off  Date for those  Mortgage  Loans for which the Trustee will not be entitled to receive such payment,  and as more specifically  defined in the Series
Supplement.

        Initial  Notional  Amount:  With  respect to any Class or Subclass  of  Interest  Only
Certificates,  the amount  initially  used as the principal  basis for the  calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage:  As defined in the Series Supplement.

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any
Primary  Insurance  Policy or any other  related  insurance  policy  covering a Mortgage  Loan
(excluding any Certificate Policy (as defined in the Series  Supplement)),  to the extent such proceeds  are  payable  to the  mortgagee  under the  Mortgage,  any  Subservicer,  the Master
Servicer  or the  Trustee and are not  applied to the  restoration  of the  related  Mortgaged
Property  (or,  with respect to a  Cooperative  Loan,  the related  Cooperative  Apartment) or released to the Mortgagor in accordance  with the  procedures  that the Master  Servicer would follow in servicing mortgage loans held for its own account.

        Insurer:  Any  named  insurer  under any  Primary  Insurance  Policy or any  successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period:  As defined in the Series Supplement.

        Interest  Only  Certificates:  A Class or Subclass  of  Certificates  not  entitled to payments of  principal,  and  designated as such in the Series  Supplement.  The Interest Only
Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        Junior  Certificateholder:  The  Holder  of  not  less  than  95%  of  the  Percentage
Interests of the Junior Class of Certificates.

        Junior Class of  Certificates:  The Class of Subordinate  Certificates  outstanding as of the date of the  repurchase  of a Mortgage  Loan  pursuant to Section  4.07 herein that has the Lowest Priority.

        Late  Collections:  With respect to any Mortgage Loan, all amounts received during any
Due  Period,  whether  as  late  payments  of  Monthly  Payments  or  as  Insurance  Proceeds,
Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation  Proceeds:  Amounts (other than Insurance Proceeds) received by the Master
Servicer  in  connection  with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or  condemnation  or in connection with the liquidation of a defaulted
Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group:  Any group of Mortgage  Loans  designated  as a separate loan group in the
Series  Supplement.  The  Certificates  relating to each Loan Group will be  designated in the
Series Supplement.

        Loan-to-Value  Ratio:  As of any date,  the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related Mortgage Loan at the date of  determination  and  the  denominator  of  which  is the  Appraised  Value  of the  related
Mortgaged Property.

        Lower  Priority:  As of any  date  of  determination  and  any  Class  of  Subordinate
Certificates,   any  other  Class  of  Subordinate   Certificates   then  outstanding  with  a
Certificate  Principal  Balance greater than zero,  with later priority for payments  pursuant to Section 4.02(a).

        Lowest  Priority:  As  of  any  date  of  determination,   the  Class  of  Subordinate
Certificates  then  outstanding  with the latest  priority  for  payments  pursuant to Section
4.02(a),  in the following  order:  Class B-3,  Class B-2, Class B-1, Class M-3, Class M-2 and
Class M-1 Certificates.

        Maturity  Date:  The latest  possible  maturity  date,  solely for purposes of Section
1.860G-1(a)(4)(iii)  of the Treasury  regulations,  by which the Certificate Principal Balance of each  Class of  Certificates  (other  than the  Interest  Only  Certificates  which have no
Certificate  Principal  Balance)  and each  Uncertificated  REMIC  Regular  Interest  would be reduced to zero, as designated in the Series Supplement.

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified  Mortgage  Loan:  Any Mortgage  Loan that has been the subject of a Servicing
Modification.

        Modified  Mortgage  Rate:  As to any Mortgage  Loan that is the subject of a Servicing
Modification,  the Mortgage  Rate minus the rate per annum by which the Mortgage  Rate on such
Mortgage Loan was reduced.

        Modified  Net  Mortgage  Rate:  As to any  Mortgage  Loan  that  is the  subject  of a
Servicing  Modification,  the Net Mortgage Rate minus the rate per annum by which the Mortgage
Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and any Due Date,  the  payment of  principal  and  interest  due thereon in  accordance  with the amortization  schedule  at  the  time  applicable  thereto  (after  adjustment,  if  any,  for
Curtailments  and for  Deficient  Valuations  occurring  prior to such Due Date but before any adjustment to such amortization  schedule by reason of any bankruptcy,  other than a Deficient
Valuation,  or similar  proceeding  or any  moratorium  or similar  waiver or grace period and before any Servicing  Modification  that  constitutes a reduction of the interest rate on such
Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  With respect to each  Mortgage Note related to a Mortgage Loan which is not a Cooperative  Loan, the mortgage,  deed of trust or other  comparable  instrument  creating a first  lien on an estate in fee  simple or  leasehold  interest  in real  property  securing a
Mortgage Note.

        Mortgage  File:  The  mortgage  documents  listed  in  Section  2.01  pertaining  to a particular  Mortgage Loan and any  additional  documents  required to be added to the Mortgage
File pursuant to this Agreement.

        Mortgage  Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee pursuant  to Section  2.01 as from time to time are held or deemed to be held as a part of the
Trust Fund, the Mortgage  Loans  originally so held being  identified in the initial  Mortgage
Loan  Schedule,  and Qualified  Substitute  Mortgage  Loans held or deemed held as part of the
Trust Fund  including,  without  limitation,  (i) with respect to each  Cooperative  Loan, the related  Mortgage  Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock Certificate,  Cooperative Lease and Mortgage File and all rights  appertaining  thereto, and (ii) with  respect to each  Mortgage  Loan other than a  Cooperative  Loan,  each  related
Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness evidencing  the  indebtedness  of a  Mortgagor  under  a  Mortgage  Loan,  together  with  any modification thereto.

        Mortgage  Pool:  The  pool of  mortgage  loans,  including  all Loan  Groups,  if any, consisting of the Mortgage Loans.

        Mortgage  Rate:  As to any  Mortgage  Loan,  the  interest  rate borne by the  related
Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged  Property:  The underlying  real property  securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage  Rate:  As to each Mortgage  Loan, a per annum rate of interest  equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary  Residence  Loans:  The Mortgage Loans  designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any  Advance  previously  made or proposed to be made by the
Master  Servicer or Subservicer  in respect of a Mortgage Loan (other than a Deleted  Mortgage
Loan) which, in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related
Late  Collections,   Insurance  Proceeds,   Liquidation  Proceeds,  REO  Proceeds  or  amounts
reimbursable  to the Master Servicer  pursuant to Section  4.02(a) hereof.  To the extent that any Mortgagor is not obligated  under the related  Mortgage  documents to pay or reimburse any portion of any Servicing  Advances that are outstanding  with respect to the related  Mortgage
Loan as a result  of a  modification  of such  Mortgage  Loan by the  Master  Servicer,  which forgives  amounts which the Master  Servicer or Subservicer had previously  advanced,  and the
Master  Servicer  determines  that no  other  source  of  payment  or  reimbursement  for such advances is  available to it, such  Servicing  Advances  shall be deemed to be  Nonrecoverable
Advances.  The  determination  by  the  Master  Servicer  that  it has  made a  Nonrecoverable
Advance or that any proposed  Advance  would  constitute a  Nonrecoverable  Advance,  shall be evidenced  by an  Officers'  Certificate  delivered  to  the  Company,  the  Trustee  and  any
Certificate Insurer.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference thereto, is not subject to a Subservicing Agreement.

        Notional   Amount:   With   respect  to  any  Class  or  Subclass  of  Interest   Only
Certificates,  an amount  used as the  principal  basis for the  calculation  of any  interest payment amount, as more specifically defined in the Series Supplement.

        Officers'  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the
President  or a Vice  President  or  Assistant  Vice  President,  or a  Director  or  Managing
Director,  and by the  Treasurer,  the  Secretary,  or one  of  the  Assistant  Treasurers  or
Assistant  Secretaries  of the  Company  or the  Master  Servicer,  as the  case  may be,  and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee and the
Master  Servicer,  who may be counsel for the Company or the Master  Servicer,  provided  that any opinion of counsel (i) referred to in the  definition of  "Disqualified  Organization"  or
(ii)  relating  to the  qualification  of any REMIC  formed  under the  Series  Supplement  or compliance  with the REMIC  Provisions  must,  unless  otherwise  specified,  be an opinion of
Independent counsel.

        Outstanding  Mortgage  Loan:  As to any Due Date, a Mortgage  Loan  (including  an REO
Property)  which was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or
REO  Disposition  and which was not purchased,  deleted or  substituted  for prior to such Due
Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership  Interest:  As to any  Certificate,  any  ownership or security  interest in such  Certificate,  including any interest in such  Certificate  as the Holder thereof and any other  interest  therein,  whether  direct or indirect,  legal or  beneficial,  as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage  Interest:   With  respect  to  any  Certificate  (other  than  a  Class  R
Certificate),  the undivided  percentage  ownership interest in the related Class evidenced by such  Certificate,  which  percentage  ownership  interest  shall  be  equal  to  the  Initial
Certificate  Principal  Balance  thereof  or  Initial  Notional  Amount  (in  the  case of any
Interest Only  Certificate)  thereof divided by the aggregate  Initial  Certificate  Principal
Balance  or the  aggregate  of  the  Initial  Notional  Amounts,  as  applicable,  of all  the
Certificates  of the same  Class.  With  respect to a Class R  Certificate,  the  interest  in distributions  to be made  with  respect  to such  Class  evidenced  thereby,  expressed  as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

        (i)    obligations  of or guaranteed as to principal and interest by the United States or any agency or  instrumentality  thereof when such  obligations are backed by the full faith and credit of the United States;

        (ii)   repurchase  agreements on obligations specified in clause (i) maturing not more than  one  month  from  the  date of  acquisition  thereof,  provided  that the unsecured  obligations of the party agreeing to repurchase such obligations are at the time  rated by each  Rating  Agency  in its  highest  short-term  rating available;

        (iii)  federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'  acceptances  (which shall each have an original  maturity of not more than 90 days and, in the case of bankers'  acceptances,  shall in no event have an  original  maturity  of more than 365 days or a  remaining  maturity of more than 30 days)  denominated  in United  States  dollars  of any U.S.  depository institution or trust company  incorporated  under the laws of the United States or any  state  thereof  or of  any  domestic  branch  of a  foreign  depository institution  or trust  company;  provided  that the  debt  obligations  of such depository  institution  or trust  company  (or, if the only  Rating  Agency is
               Standard & Poor's,  in the case of the principal  depository  institution  in a depository  institution  holding  company,  debt  obligations of the depository institution  holding  company)  at the date of  acquisition  thereof  have been rated by each Rating Agency in its highest  short-term  rating  available;  and provided  further  that,  if the only Rating Agency is Standard & Poor's and if the  depository  or trust  company is a principal  subsidiary of a bank holding company and the debt  obligations of such subsidiary are not separately  rated, the applicable rating shall be that of the bank holding company;  and, provided further  that, if the original  maturity of such  short-term  obligations  of a domestic  branch of a foreign  depository  institution  or trust  company shall exceed 30 days, the short-term  rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

        (iv)   commercial paper and demand notes (having original  maturities of not more than
               365 days) of any corporation  incorporated  under the laws of the United States or any state  thereof which on the date of  acquisition  has been rated by each
               Rating Agency in its highest  short-term rating  available;  provided that such commercial paper shall have a remaining maturity of not more than 30 days;

        (v)    a money market fund or a qualified  investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi)   other  obligations or securities that are acceptable to each Rating Agency as a
               Permitted  Investment  hereunder and will not reduce the rating assigned to any
               Class  of   Certificates   by  such  Rating  Agency  below  the  lower  of  the
               then-current  rating or the  rating  assigned  to such  Certificates  as of the
               Closing Date by such Rating Agency, as evidenced in writing;

provided,  however,  no instrument  shall be a Permitted  Investment if it represents,  either
(1) the  right  to  receive  only  interest  payments  with  respect  to the  underlying  debt instrument  or (2) the right to receive  both  principal  and interest  payments  derived from obligations  underlying such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest  rating  available on unsecured  long-term  debt shall  mean AAA in the case of  Standard & Poor's and Fitch and Aaa in the case of Moody's,  and references  herein to the highest  rating  available on unsecured commercial  paper and  short-term  debt  obligations  shall mean A-1 in the case of Standard &
Poor's,  P-1 in the case of Moody's  and either  A-1 by  Standard & Poor's,  P-1 by Moody's or
F-1 by Fitch in the case of Fitch;  provided,  however,  that any Permitted Investment that is a  short-term  debt  obligation  rated A-1 by  Standard & Poor's must  satisfy  the  following additional  conditions:  (i) the total  amount of debt from A-1 issuers must be limited to the
investment  of  monthly   principal  and  interest   payments   (assuming   fully   amortizing
collateral);  (ii) the total amount of A-1  investments  must not  represent  more than 20% of the  aggregate  outstanding  Certificate  Principal  Balance  of  the  Certificates  and  each investment must not mature beyond 30 days;  (iii)  investments in A-1 rated securities are not eligible  for the Reserve  Fund;  (iv) the terms of the debt must have a  predetermined  fixed dollar amount of principal due at maturity that cannot vary;  and (v) if the  investments  may be  liquidated  prior to their  maturity  or are  being  relied  on to meet a  certain  yield, interest  must be tied to a single  interest  rate index plus a single  fixed  spread (if any)
and must move proportionately with that index.

        Permitted  Transferee:  Any  Transferee  of  a  Class  R  Certificate,  other  than  a
Disqualified Organization or Non-United States Person.

        Person: Any individual,  corporation,  limited liability company,  partnership,  joint venture,  association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Pledged  Amount:  With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged  Asset Loan:  Any  Mortgage  Loan  supported  by Pledged  Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged  Assets:  With respect to any Mortgage Loan, all money,  securities,  security
entitlements,   accounts,  general  intangibles,   instruments,   documents,  certificates  of
deposit,  commodities  contracts and other investment  property and other property of whatever kind or  description  pledged  by  Combined  Collateral  LLC as  security  in  respect  of any
Realized  Losses in  connection  with such  Mortgage  Loan up to the  Pledged  Amount for such
Mortgage Loan,  and any related  collateral,  or such other  collateral as may be set forth in the Series Supplement.

        Pledged Asset  Mortgage  Servicing  Agreement:  The Pledged Asset  Mortgage  Servicing
Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and  Servicing  Agreement  or  Agreement:  With  respect to any  Series,  this
Standard Terms together with the related Series Supplement.

        Pool Stated  Principal  Balance:  As to any  Distribution  Date,  the aggregate of the
Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate:  With  respect to each  Mortgage  Loan, a per annum rate equal to the excess of (a) the Net Mortgage  Rate of such  Mortgage Loan over (b) the Discount Net Mortgage
Rate (but not less than 0.00%) per annum.

        Prepayment  Distribution  Trigger: With respect to any Distribution Date and any Class of  Subordinate  Certificates  (other than the Class M-1  Certificates),  a test that shall be satisfied if the fraction  (expressed  as a  percentage)  equal to the sum of the  Certificate
Principal  Balances  of such Class and each  Class of  Subordinate  Certificates  with a Lower
Priority  than  such  Class  immediately  prior  to  such  Distribution  Date  divided  by the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related REO Properties)
immediately  prior  to such  Distribution  Date is  greater  than or  equal  to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment  Interest  Shortfall:  As to any  Distribution  Date and any Mortgage  Loan
(other  than a  Mortgage  Loan  relating  to an REO  Property)  that was the  subject of (a) a
Principal  Prepayment in Full during the portion of the related  Prepayment  Period that falls during the prior  calendar  month,  an amount  equal to the excess of one month's  interest at the Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage
Loan) on the Stated  Principal  Balance  of such  Mortgage  Loan over the  amount of  interest
(adjusted  to the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified
Mortgage  Loan))  paid  by the  Mortgagor  for  such  month  to the  date  of  such  Principal
Prepayment in Full or (b) a Curtailment  during the prior calendar  month,  an amount equal to one month's  interest at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment  Period: As to any Distribution Date and Principal  Prepayment in Full, the
period  commencing  on the 16th day of the  month  prior to the  month  prior to the  month in which  that  Distribution  Date  occurs  and ending on the 15th day of the month in which such
Distribution Date occurs.

        Primary  Insurance Policy:  Each primary policy of mortgage guaranty  insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal  Only  Certificates:  A Class of  Certificates  not  entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal  Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including  a recovery  that takes the form of  Liquidation  Proceeds  or  Insurance  Proceeds, which is received in advance of its  scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such  payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment  in Full:  Any  Principal  Prepayment  of the  entire  principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide:  Collectively,  the Client Guide and the Servicer Guide for Residential
Funding's  mortgage  loan  purchase  and conduit  servicing  program and all  supplements  and amendments thereto published by Residential Funding from time to time.

        Purchase  Price:  With respect to any Mortgage Loan (or REO  Property)  required to be or otherwise  purchased on any date  pursuant to Section 2.02,  2.03,  2.04 or 4.07, an amount equal  to the sum of (i) 100% of the  Stated  Principal  Balance  thereof  plus the  principal portion  of any  related  unreimbursed  Advances  and  (ii)  unpaid  accrued  interest  at the
Adjusted  Mortgage  Rate (or Modified  Net Mortgage  Rate plus the rate per annum at which the
Servicing Fee is calculated in the case of a Modified  Mortgage  Loan) (or at the Net Mortgage
Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) in the case of a purchase made by the Master  Servicer) on the Stated  Principal  Balance  thereof to the Due
Date in the Due Period related to the  Distribution  Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.
        Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential
Funding  or the  Company  for a  Deleted  Mortgage  Loan  which  must,  on the  date  of  such substitution,  as confirmed in an Officers'  Certificate delivered to the Trustee, with a copy to the Custodian,

        (i)    have  an  outstanding  principal  balance,  after  deduction  of the  principal portion of the  monthly  payment  due in the month of  substitution  (or in the case of a  substitution  of more than one Mortgage Loan for a Deleted  Mortgage
               Loan, an aggregate  outstanding principal balance,  after such deduction),  not in excess of the Stated  Principal  Balance of the Deleted  Mortgage  Loan (the
               amount  of  any  shortfall  to be  deposited  by  Residential  Funding  in  the
               Custodial Account in the month of substitution);

        (ii)   have a Mortgage  Rate and a Net  Mortgage  Rate no lower than and not more than
               1%  per  annum   higher  than  the  Mortgage   Rate  and  Net  Mortgage   Rate,
               respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a  Loan-to-Value  Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

        (iv)   have a remaining  term to stated  maturity  not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v)    comply with each  representation  and warranty  set forth in Sections  2.03 and
               2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi)   have a Pool Strip Rate equal to or greater  than that of the  Deleted  Mortgage
               Loan.

Notwithstanding  any other  provisions  herein,  (x) with respect to any Qualified  Substitute
Mortgage Loan  substituted  for a Deleted  Mortgage Loan which was a Discount  Mortgage  Loan, such  Qualified  Substitute  Mortgage Loan shall be deemed to be a Discount  Mortgage Loan and to have a Discount  Fraction equal to the Discount  Fraction of the Deleted  Mortgage Loan and
(y) in the event that the "Pool  Strip  Rate" of any  Qualified  Substitute  Mortgage  Loan as
calculated  pursuant to the  definition  of "Pool  Strip Rate" is greater  than the Pool Strip
Rate of the related Deleted Mortgage Loan

        (i)    the Pool Strip Rate of such Qualified  Substitute  Mortgage Loan shall be equal to the Pool Strip Rate of the related  Deleted  Mortgage  Loan for  purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii)   the excess of the Pool Strip Rate on such  Qualified  Substitute  Mortgage Loan as  calculated  pursuant to the  definition  of "Pool Strip Rate" over the Pool
               Strip Rate on the related  Deleted  Mortgage Loan shall be payable to the Class
               R Certificates pursuant to Section 4.02 hereof.

        Rating  Agency:  Each of the  statistical  credit  rating  agencies  specified  in the
Preliminary  Statement  of the Series  Supplement.  If any agency or a successor  is no longer in  existence,  "Rating  Agency" shall be such  statistical  credit  rating  agency,  or other comparable  Person,  designated by the Company,  notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a)....as to which a Cash Liquidation or REO Disposition has occurred,  an amount (not less than  zero)  equal to (i) the  Stated  Principal  Balance  of the  Mortgage  Loan (or REO
Property) as of the date of Cash Liquidation or REO  Disposition,  plus (ii) interest (and REO
Imputed  Interest,  if any) at the Net  Mortgage  Rate from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the Due Date in the Due Period related to the  Distribution  Date on which such Realized  Loss will be allocated  pursuant to Section
4.05 on the Stated  Principal  Balance of such  Mortgage  Loan (or REO  Property)  outstanding during  each  Due  Period  that  such  interest  was not paid or  advanced,  minus  (iii)  the proceeds,  if  any,  received  during  the  month  in  which  such  Cash  Liquidation  (or REO
Disposition)  occurred,  to the extent  applied as  recoveries of interest at the Net Mortgage
Rate and to principal of the Mortgage Loan,  net of the portion  thereof  reimbursable  to the
Master Servicer or any Subservicer  with respect to related  Advances,  Servicing  Advances or other expenses as to which the Master  Servicer or  Subservicer  is entitled to  reimbursement thereunder but which have not been previously reimbursed,

        (b)....which is the subject of a Servicing  Modification,  (i) (1) the amount by which the interest  portion of a Monthly Payment or the principal  balance of such Mortgage Loan was reduced or (2) the sum of any other  amounts  owing under the Mortgage Loan that were forgiven and that  constitute  Servicing  Advances that are  reimbursable  to the Master  Servicer or a
Subservicer,  and (ii) any such amount  with  respect to a Monthly  Payment  that was or would have been due in the month  immediately  following  the month in which a Principal  Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c)....which has become the subject of a Deficient  Valuation,  the difference between the principal  balance of the Mortgage Loan  outstanding  immediately  prior to such Deficient
Valuation  and the  principal  balance  of the  Mortgage  Loan  as  reduced  by the  Deficient
Valuation, or

        (d)....which has  become the object of a Debt  Service  Reduction,  the amount of such
Debt Service Reduction.

Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized  Loss  hereunder so long as the Master  Servicer has notified the Trustee in writing that the Master  Servicer is  diligently  pursuing  any remedies  that may exist in connection with the  representations  and warranties made regarding the related  Mortgage Loan and  either (A) the  related  Mortgage  Loan is not in default  with  regard to  payments  due thereunder or (B)  delinquent  payments of principal and interest  under the related  Mortgage
Loan and any  premiums  on any  applicable  primary  hazard  insurance  policy and any related escrow  payments in respect of such  Mortgage  Loan are being  advanced on a current  basis by the Master  Servicer  or a  Subservicer,  in either  case  without  giving  effect to any Debt
Service Reduction.

To the  extent  the  Master  Servicer  receives  Subsequent  Recoveries  with  respect  to any
Mortgage  Loan,  the amount of the Realized  Loss with respect to that  Mortgage  Loan will be reduced  to the extent  such  recoveries  are  applied  to reduce  the  Certificate  Principal
Balance of any Class of Certificates on any Distribution Date.

        Record Date:  With  respect to each  Distribution  Date,  the close of business on the last  Business  Day of the month next  preceding  the month in which the related  Distribution
Date occurs.

        Regular Certificate:  Any of the Certificates other than a Class R Certificate.

        Regulation AB: Subpart 229.1100 - Asset Backed  Securities  (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  such clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release  (Asset-Backed  Securities,  Securities Act Release No.  33-8518,  70 Fed. Reg. 1,506,
1,531  (January  7,  2005)) or by the staff of the  Commission,  or as may be  provided by the
Commission or its staff from time to time.

        Relief  Act:  The   Servicemembers   Civil  Relief  Act  or  similar   legislation  or
regulations as in effect from time to time.

        Relief Act  Shortfalls:  Shortfalls  in interest  payable by a Mortgagor  that are not collectible from the Mortgagor pursuant to the Relief Act.

        REMIC:  A "real  estate  mortgage  investment  conduit"  within the meaning of Section
860D of the Code.

        REMIC  Administrator:   Residential  Funding   Corporation.   If  Residential  Funding
Corporation  is found by a court of  competent  jurisdiction  to no longer be able to  fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting  as  Master  Servicer  shall  appoint  a  successor  REMIC  Administrator,  subject  to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate mortgage  investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final  regulations  (or, to the extent not inconsistent with such temporary or final  regulations,  proposed  regulations)
and published  rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

        REO  Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition:  As to any REO Property,  a determination by the Master Servicer that it has  received  all  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and  other payments  and  recoveries  (including  proceeds  of a final  sale)  which the Master  Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed  Interest:  As to any REO Property,  for any period,  an amount equivalent to  interest  (at the Net  Mortgage  Rate that  would  have  been  applicable  to the  related
Mortgage Loan had it been  outstanding) on the unpaid  principal  balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO  Proceeds:  Proceeds,  net of  expenses,  received in respect of any REO  Property
(including,  without  limitation,  proceeds from the rental of the related Mortgaged  Property or, with respect to a Cooperative  Loan,  the related  Cooperative  Apartment)  which proceeds are  required  to  be  deposited  into  the  Custodial  Account  only  upon  the  related  REO
Disposition.

        REO  Property:   A  Mortgaged   Property  acquired  by  the  Master  Servicer  through
foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate  reduction,  (ii) has been subject to a term  extension or (iii) has had amounts owing on such  Mortgage  Loan  capitalized  by  adding  such  amount to the  Stated  Principal
Balance  of  such  Mortgage  Loan;  provided,  however,  that  a  Mortgage  Loan  modified  in accordance  with clause (i) above for a temporary  period shall not be a  Reportable  Modified
Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in payments of principal  and interest for six months since the date of such  modification  if that interest rate  reduction is not made permanent thereafter.

        Request  for  Release:  A request  for  release,  the forms of which are  attached  as
Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this  Agreement,  the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment:  With respect to any Additional  Collateral Loan that becomes a Liquidated  Mortgage  Loan,  the lesser of (i) the  principal  portion of the Realized  Loss with  respect  to such  Mortgage  Loan and (ii)  the  excess,  if any,  of (a) the  amount  of
Additional  Collateral  required at  origination  with respect to such  Mortgage Loan over (b)
the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential Funding:  Residential Funding Corporation, a Delaware corporation,  in its capacity as seller of the  Mortgage  Loans to the  Company  and not in its  capacity as Master
Servicer, and any successor thereto.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer  of the
Corporate  Trust  Department  of the Trustee,  including any Senior Vice  President,  any Vice
President,  any  Assistant  Vice  President,  any  Assistant  Secretary,  any Trust Officer or
Assistant  Trust  Officer,  or  any  other  officer  of  the  Trustee  customarily  performing functions  similar to those  performed by any of the above  designated  officers to whom, with respect  to  a  particular  matter,  such  matter  is  referred,  in  each  case  with  direct responsibility for the administration of the Agreements.

        Retail  Certificates:  A  Senior  Certificate,  if any,  offered  in  smaller  minimum
denominations  than  other  Senior  Certificates,   and  designated  as  such  in  the  Series
Supplement.

        Schedule of Discount  Fractions:  The schedule  setting  forth the Discount  Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer of mortgage  loans  directly  or  indirectly  to an issuing in  connection  with an  issuance  of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Security  Agreement:  With respect to a Cooperative  Loan,  the  agreement  creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller:  As to any Mortgage Loan, a Person,  including any Subservicer,  that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An  agreement  for the  origination  and sale of Mortgage  Loans generally in the form of the Seller  Contract  referred to or contained in the Program  Guide, or in such other  form as has been  approved  by the Master  Servicer  and the  Company,  each
containing   representations  and  warranties  in  respect  of  one  or  more  Mortgage  Loans consistent in all material respects with those set forth in the Program Guide.

        Senior  Accelerated  Distribution  Percentage:  With respect to any Distribution  Date occurring on or prior to the 60th  Distribution  Date and,  with respect to any Mortgage  Pool
comprised  of  two  or  more  Loan  Groups,   any  Loan  Group,  100%.  With  respect  to  any
Distribution Date thereafter and any such Loan Group, if applicable, as follows:

        (i)    for any Distribution  Date after the 60th  Distribution Date but on or prior to
               the  72nd   Distribution   Date,  the  related   Senior   Percentage  for  such
               Distribution  Date  plus 70% of the  related  Subordinate  Percentage  for such
               Distribution Date;

        (ii)   for any Distribution  Date after the 72nd  Distribution Date but on or prior to
               the  84th   Distribution   Date,  the  related   Senior   Percentage  for  such
               Distribution  Date  plus 60% of the  related  Subordinate  Percentage  for such
               Distribution Date;

        (iii)  for any Distribution  Date after the 84th  Distribution Date but on or prior to
               the  96th   Distribution   Date,  the  related   Senior   Percentage  for  such
               Distribution  Date  plus 40% of the  related  Subordinate  Percentage  for such
               Distribution Date;

        (iv)   for any Distribution  Date after the 96th  Distribution Date but on or prior to
               the  108th   Distribution   Date,  the  related  Senior   Percentage  for  such
               Distribution  Date  plus 20% of the  related  Subordinate  Percentage  for such
               Distribution Date; and

        (v)    for  any  Distribution   Date  thereafter,   the  Senior  Percentage  for  such
               Distribution Date;

provided, however,

        (i)    that any scheduled reduction to the Senior Accelerated  Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X)     the   outstanding   principal   balance  of  the  Mortgage  Loans
        delinquent 60 days or more  averaged over the last six months,  as a percentage of the aggregate outstanding  Certificate Principal Balance of the Subordinate  Certificates,
        is  less  than  50% or  (Y)  the  outstanding  principal  balance  of  Mortgage  Loans delinquent 60 days or more  averaged over the last six months,  as a percentage of the aggregate  outstanding  principal balance of all Mortgage Loans averaged over the last six months,  does not exceed 2% and (2) Realized  Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth,  seventh,  eighth,  ninth or tenth year (or any year  thereafter)  after the Closing  Date are less than 30%,  35%,
        40%,  45% or  50%,  respectively,  of the  sum of the  Initial  Certificate  Principal
        Balances of the Subordinate Certificates or

               (b)(1) the outstanding  principal  balance of Mortgage Loans delinquent 60 days or  more  averaged  over  the  last  six  months,  as a  percentage  of the  aggregate outstanding  principal  balance  of all  Mortgage  Loans  averaged  over  the last six months,  does not exceed 4% and (2) Realized  Losses on the Mortgage Loans to date for such  Distribution  Date, if occurring  during the sixth,  seventh,  eighth,  ninth or tenth year (or any year  thereafter)  after the Closing  Date are less than 10%,  15%,
        20%,  25% or  30%,  respectively,  of the  sum of the  Initial  Certificate  Principal
        Balances of the Subordinate Certificates, and

        (ii)   that for any Distribution  Date on which the Senior  Percentage is greater than the  Percentage as of the Closing  Date,  the Senior  Accelerated  Distribution
               Percentage for such  Distribution  Date shall be 100%, or, if the Mortgage Pool is  comprised of two or more Loan Groups,  for any  Distribution  Date on which the weighted  average of the Senior  Percentages for each Loan Group,  weighted on the basis of the Stated  Principal  Balances  of the  Mortgage  Loans in the
               related  Loan  Group,  exceeds  the  weighted  average  of the  initial  Senior
               Percentages  (calculated on such basis) for each Loan Group, each of the Senior
               Accelerated  Distribution  Percentages  for such  Distribution  Date will equal
               100%.

Notwithstanding  the foregoing,  upon the reduction of the Certificate  Principal  Balances of the related Senior Certificates  (other than the Class A-P Certificates,  if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage:  As defined in the Series Supplement.

        Senior Support  Certificate:  A Senior  Certificate  that provides  additional  credit enhancement  to certain other  classes of Senior  Certificates  and  designated as such in the
Preliminary Statement of the Series Supplement.

        Series: All of the Certificates  issued pursuant to a Pooling and Servicing  Agreement and bearing the same series designation.

        Series  Supplement:  The agreement into which this Standard Terms is incorporated  and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing  Accounts:  The  account or  accounts  created  and  maintained  pursuant to
Section 3.08.

        Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master  Servicer or a Subservicer  in the  performance  of its  servicing  obligations, including,  but not limited to, the cost of (i) the  preservation,  restoration and protection of a Mortgaged  Property  or, with  respect to a  Cooperative  Loan,  the related  Cooperative
Apartment,  (ii) any enforcement or judicial proceedings,  including  foreclosures,  including any expenses  incurred in relation to any such  proceedings that result from the Mortgage Loan being  registered  on the  MERS  System,  (iii)  the  management  and  liquidation  of any REO
Property,  (iv) any mitigation  procedures  implemented  in accordance  with Section 3.07, and
(v) compliance with the obligations  under Sections 3.01, 3.08,  3.12(a) and 3.14,  including, if the Master  Servicer or any  Affiliate of the Master  Servicer  provides  services  such as appraisals  and  brokerage  services  that are  customarily  provided  by  Persons  other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

        Servicing  Fee:  With  respect to any Mortgage  Loan and  Distribution  Date,  the fee
payable  monthly to the Master  Servicer  in respect  of master  servicing  compensation  that accrues at an annual rate  designated  on the  Mortgage  Loan  Schedule as the "MSTR SERV FEE"
for such  Mortgage  Loan,  as may be adjusted  with respect to successor  Master  Servicers as provided in Section 7.02.

        Servicing  Modification:  Any  reduction  of the interest  rate on or the  outstanding principal  balance of a Mortgage  Loan, any extension of the final maturity date of a Mortgage
Loan, and any increase to the  outstanding  principal  balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the
Mortgage  Loan,  in each  case  pursuant  to a  modification  of a  Mortgage  Loan  that is in default,  or for  which,  in the  judgment  of the  Master  Servicer,  default  is  reasonably foreseeable, in accordance with Section 3.07(a).

        Servicing  Officer:  Any officer of the Master  Servicer  involved in, or  responsible for,  the  administration  and  servicing  of the  Mortgage  Loans  whose  name  and  specimen signature  appear on a list of  servicing  officers  furnished  to the  Trustee  by the Master
Servicer, as such list may from time to time be amended.

        Special  Hazard  Loss:  Any  Realized  Loss not in excess of the cost of the lesser of repair or  replacement  of a Mortgaged  Property (or, with respect to a Cooperative  Loan, the
related   Cooperative   Apartment)   suffered  by  such  Mortgaged  Property  (or  Cooperative
Apartment)  on account of direct  physical  loss,  exclusive of (i) any loss of a type covered by a hazard policy or a flood  insurance  policy  required to be maintained in respect of such
Mortgaged  Property  pursuant to Section 3.12(a),  except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's:  Standard & Poor's, a division of The McGraw-Hill Companies,  Inc., or its successor in interest.

        Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, at any given  time,  (i) the sum of (a) the Cut-off  Date  Principal  Balance of the  Mortgage
Loan  plus (b) any  amount by which the  Stated  Principal  Balance  of the  Mortgage  Loan is
increased  pursuant  to a  Servicing  Modification,  minus  (ii) the sum of (a) the  principal portion of the  Monthly  Payments  due with  respect  to such  Mortgage  Loan or REO  Property during each Due Period ending prior to the most recent  Distribution  Date which were received or with respect to which an Advance was made, and (b) all Principal  Prepayments  with respect to such Mortgage Loan or REO Property,  and all Insurance Proceeds,  Liquidation  Proceeds and
REO  Proceeds,  to the extent  applied by the Master  Servicer as  recoveries  of principal in accordance  with Section  3.14 with respect to such  Mortgage  Loan or REO  Property,  in each case which were distributed  pursuant to Section 4.02 on any previous  Distribution  Date, and
(c) any Realized Loss allocated to  Certificateholders  with respect  thereto for any previous
Distribution Date.

        Subclass:  With respect to the Class A-V  Certificates,  any Subclass  thereof  issued pursuant to Section  5.01(c).  Any such Subclass will represent the  Uncertificated  Class A-V
REMIC  Regular  Interest  or  Interests  specified  by the  initial  Holder  of the  Class A-V
Certificates pursuant to Section 5.01(c).

        Subordinate   Certificate:   Any  one  of  the  Class  M   Certificates   or  Class  B
Certificates,  executed  by  the  Trustee  and  authenticated  by  the  Certificate  Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class  Percentage:  With respect to any Distribution Date and any Class of
Subordinate  Certificates,  a fraction,  expressed as a percentage,  the numerator of which is the  aggregate  Certificate  Principal  Balance  of such  Class  of  Subordinate  Certificates immediately  prior  to  such  date  and the  denominator  of  which  is the  aggregate  Stated
Principal  Balance of all of the Mortgage  Loans (or related REO  Properties)  (other than the related  Discount  Fraction  of  each  Discount  Mortgage  Loan)  immediately  prior  to  such
Distribution Date.

        Subordinate  Percentage:  As of  any  Distribution  Date  and,  with  respect  to  any
Mortgage  Pool  comprised of two or more Loan Groups,  any Loan Group,  100% minus the related
Senior Percentage as of such Distribution Date.

        Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master
Servicer (net of any related  expenses  permitted to be  reimbursed  pursuant to Section 3.10)
or surplus  amounts held by the Master Servicer to cover estimated  expenses  (including,  but not  limited to,  recoveries  in respect of the  representations  and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the Trustee pursuant to Section  2.04)  specifically  related to a Mortgage Loan that was the subject of a
Cash Liquidation or an REO Disposition  prior to the related  Prepayment  Period that resulted in a Realized Loss.

        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto, is subject to a Subservicing Agreement.

        Subservicer:   Any  Person  with  whom  the  Master   Servicer   has  entered  into  a
Subservicing  Agreement and who generally  satisfied the requirements set forth in the Program
Guide in respect of the  qualification  of a  Subservicer  as of the date of its approval as a
Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a
Mortgage  Loan which is advanced  by the related  Subservicer  (net of its  Subservicing  Fee)
pursuant to the Subservicing Agreement.

        Subservicing  Account:  An account  established  by a Subservicer  in accordance  with
Section 3.08.

        Subservicing  Agreement:  The written  contract  between the Master  Servicer  and any
Subservicer  relating to servicing and  administration  of certain  Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program  Guide or in such other form as has been  approved by the Master  Servicer and the
Company.  With respect to Additional  Collateral  Loans  subserviced by MLCC, the Subservicing
Agreement  shall also include the  Addendum and  Assignment  Agreement  and the Pledged  Asset
Mortgage  Servicing  Agreement.  With respect to any Pledged  Asset Loan  subserviced  by GMAC
Mortgage Corporation,  the Addendum and Assignment  Agreement,  dated as of November 24, 1998, between the Master  Servicer and GMAC Mortgage  Corporation,  as such agreement may be amended from time to time.

        Subservicing  Fee: As to any  Mortgage  Loan,  the fee payable  monthly to the related
Subservicer  (or, in the case of a  Nonsubserviced  Mortgage Loan, to the Master  Servicer) in
respect of  subservicing  and other  compensation  that accrues at an annual rate equal to the excess  of the  Mortgage  Rate  borne by the  related  Mortgage  Note  over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Surety:  Ambac,  or its  successors  in  interest,  or  such  other  surety  as may be identified in the Series Supplement.

        Surety Bond:  The Limited  Purpose Surety Bond (Policy No.  AB0039BE),  dated February
28, 1996 in respect to  Mortgage  Loans  originated  by MLCC,  or the Surety Bond  (Policy No.
AB0240BE),  dated March 17, 1999 in respect to Mortgage  Loans  originated by Novus  Financial
Corporation,  in  each  case  issued  by  Ambac  for the  benefit  of  certain  beneficiaries, including  the Trustee for the  benefit of the  Holders of the  Certificates,  but only to the extent that such Surety Bond covers any  Additional  Collateral  Loans,  or such other  Surety
Bond as may be identified in the Series Supplement.

        Tax  Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,
U.S.  Real  Estate  Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual  Interest  Holders of REMIC Taxable Income or Net Loss
Allocation,  or any  successor  forms,  to be filed on behalf of any  REMIC  formed  under the
Series  Supplement  and  under  the  REMIC  Provisions,   together  with  any  and  all  other
information,   reports  or   returns   that  may  be   required   to  be   furnished   to  the
Certificateholders  or filed  with the  Internal  Revenue  Service  or any other  governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transaction Party: As defined in Section 12.02(a).

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Certificate.

        Transferor:  Any Person who is  disposing by Transfer of any  Ownership  Interest in a
Certificate.

        Trust Fund:  The segregated pool of assets consisting of:

        (i)    the Mortgage Loans and the related Mortgage Files and collateral  securing such
               Mortgage Loans,

        (ii)   all payments on and  collections in respect of the Mortgage Loans due after the
               Cut-off  Date  (other  than  Monthly  Payments  due in the month of the Cut-Off
               Date) as shall be on deposit  in the  Custodial  Account or in the  Certificate
               Account and  identified as belonging to the Trust Fund,  including the proceeds from the  liquidation of Additional  Collateral  for any Additional  Collateral
               Loan or Pledged  Assets for any Pledged Asset Loan,  but not including  amounts on deposit in the Initial Monthly Payment Fund,

        (iii)  property  that  secured  a  Mortgage  Loan and that has been  acquired  for the
               benefit  of  the   Certificateholders   by  foreclosure  or  deed  in  lieu  of
               foreclosure,

        (iv)   the hazard  insurance  policies  and Primary  Insurance  Policies,  if any, the
               Pledged  Assets with  respect to each Pledged  Asset Loan,  and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01,

        (v)    the Initial Monthly Payment Fund, and

        (vi)   all proceeds of clauses (i) through (v) above.

        Trustee Information:  As specified in Section 12.05(a)(i)(A).

        Underwriter:  As defined in the Series Supplement.

        Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration  of such  property  is not fully  reimbursable  by the hazard  insurance policies.

        United  States  Person:  A citizen or resident of the United  States,  a  corporation, partnership  or other  entity  created  or  organized  in,  or under the laws of,  the  United
States,  provided that, for purposes  solely of the  restrictions  on the transfer of residual interests,  no partnership or other entity treated as a partnership  for United States federal income tax purposes  shall be treated as a United  States  Person  unless all persons that own an  interest  in  such  partnership  either  directly  or  through  any  entity  that is not a corporation  for United  States  federal  income tax purposes  are required by the  applicable operating  agreement  to be United  States  Persons,  any state  thereof,  or the  District of
Columbia  (except  in  the  case  of  a  partnership,  to  the  extent  provided  in  Treasury regulations) or any political  subdivision  thereof, or an estate that is described in Section
7701(a)(30)(D)  of the Code,  or a trust that is  described in Section  7701(a)(30)(E)  of the
Code.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate,  and more  specifically  designated in Article XI of the Series
Supplement.

Section 1.02...Use of Words and Phrases.

        "Herein," "hereby,"  "hereunder,"  'hereof,"  "hereinbefore,"  "hereinafter" and other equivalent  words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references herein to Articles,  Sections or Subsections shall mean the corresponding  Articles,  Sections and  Subsections  in the Pooling and  Servicing  Agreement.  The  definition  set forth herein include both the singular and the plural.

ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01...Conveyance of Mortgage Loans.

(a)     The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the
Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date).  In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.  The Company, the Master Servicer and the Trustee
agree that it is not intended that any mortgage loan be included in the Trust that is (i) a
"High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27,
2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the
Massachusetts Predatory Home Practices Act effective November 7, 2004 or (iv) a "High-Cost
Home Loan" as defined in the Indiana House Enrolled Act No. 1229, effective as of January 1,
2005.

(b)     In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the
Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the
Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a
Cooperative Loan):

(i)     The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a
        MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee
        (or to MERS, if the Mortgage Loan is registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

and (II) with respect to each Cooperative Loan so assigned:

(vi)    The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(vii)   A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the
        originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(viii)  The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power
        (or other similar instrument) executed in blank;

(ix)    The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(x)     The Security Agreement;

(xi)    Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security
        Agreement and the Assignment of Proprietary Lease;

(xii)   Copies of the filed UCC-3 assignments of the security interest referenced in clause
        (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;
(xiii)  An executed assignment of the interest of the originator in the Security Agreement,
        Assignment of Proprietary Lease and the recognition agreement referenced in clause
        (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(xiv)   The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(xv)    A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the
        Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the
        Cooperative Loans.

(c)     The Company may, in lieu of delivering the original of the documents set forth in
Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and
(x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or
Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future
Certificateholders until such time as is set forth in the next sentence.  Within thirty
Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and
Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such
Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master
Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d)     Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage
Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the  appropriate  public office for real  property  records  the  Assignment  referred to in clause  (I)(iii) of Section  2.01(b), except (a) in states  where,  in the  opinion of counsel  acceptable  to the Master  Servicer, such  recording  is not  required to protect the  Trustee's  interests  in the  Mortgage  Loan against  the  claim of any  subsequent  transferee  or any  successor  to or  creditor  of the
Company or the  originator  of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment  of the Mortgage as the  mortgagee of record  solely as nominee for the Seller and its  successors  and assigns,  and shall promptly cause to be filed the Form UCC-3  assignment and UCC-1 financing  statement  referred to in clause (II)(vii) and
(x),  respectively,  of Section  2.01(b).  If any  Assignment,  Form UCC-3 or Form  UCC-1,  as
applicable,  is lost or returned unrecorded to the Company because of any defect therein,  the
Company shall prepare a substitute  Assignment,  Form UCC-3 or Form UCC-1,  as applicable,  or cure such defect,  as the case may be, and cause such  Assignment to be recorded in accordance with this  paragraph.  The Company  shall  promptly  deliver or cause to be  delivered  to the
Trustee or the  respective  Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as  applicable,  (or copy thereof as permitted by Section  2.01(b)) with evidence of recording indicated  thereon at the time specified in Section 2.01(c).  In connection with its servicing of  Cooperative  Loans,  the  Master  Servicer  will  use its  best  efforts  to  file  timely continuation  statements  with regard to each financing  statement and assignment  relating to
Cooperative  Loans as to which the related  Cooperative  Apartment  is located  outside of the
State of New York.

        If the Company  delivers to the Trustee or Custodian  any Mortgage  Note or Assignment
of Mortgage in blank,  the  Company  shall,  or shall cause the  Custodian  to,  complete  the endorsement  of the Mortgage  Note and the  Assignment  of Mortgage in the name of the Trustee in conjunction  with the Interim  Certification  issued by the Custodian,  as  contemplated by
Section 2.02.

        Any of the  items  set  forth  in  Sections  2.01(b)(I)(ii),  (iii),  (iv) and (v) and
(II)(vi)  and  (vii) and that may be  delivered  as a copy  rather  than the  original  may be delivered to the Trustee or the Custodian.

        In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS(R)
System,  the Company further agrees that it will cause,  at the Company's own expense,  within
30 Business  Days after the Closing  Date,  the MERS(R)System to indicate  that such  Mortgage
Loans have been assigned by the Company to the Trustee in accordance  with this  Agreement for the benefit of the  Certificateholders  by  including  (or  deleting,  in the case of Mortgage
Loans which are  repurchased  in accordance  with this  Agreement) in such computer  files (a)
the code in the field  which  identifies  the  specific  Trustee and (b) the code in the field
"Pool Field" which  identifies the series of the  Certificates  issued in connection with such
Mortgage  Loans.  The Company  further agrees that it will not, and will not permit the Master
Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this  paragraph  with respect to any Mortgage  Loan during the term of this  Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e)     Residential Funding hereby assigns to the Trustee its security interest in and to any
Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related
Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any
Additional Collateral Loans.  With respect to any Additional Collateral Loan or Pledged
Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the
Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f)     It is intended that the conveyance by the Company to the Trustee of the Mortgage
Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular
Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the
benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests
by the Company to the Trustee to secure a debt or other obligation of the Company.  However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC
Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the
Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the
Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following:  (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative
Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC
Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial
Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of
Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform
Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts  or confirmations from, securities intermediaries, bailees or agents of, or persons holding for
(as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The  Company  and, at the  Company's  direction,  Residential  Funding and the Trustee shall, to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement were  determined to create a security  interest in the  Mortgage  Loans,  any  Uncertificated  REMIC  Regular  Interests  and the other  property described  above,  such  security  interest  would be  determined  to be a perfected  security interest of first  priority  under  applicable  law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall  prepare  and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall  cause to be  forwarded  for filing,  at the expense of the Company,  all filings  necessary to maintain the  effectiveness of any original filings  necessary  under the  Uniform  Commercial  Code as in effect in any  jurisdiction  to
perfect  the  Trustee's   security  interest  in  or  lien  on  the  Mortgage  Loans  and  any
Uncertificated  REMIC  Regular  Interests,  as evidenced by an  Officers'  Certificate  of the
Company,  including  without  limitation  (x)  continuation  statements,  and (y)  such  other statements  as may be  occasioned  by (1)  any  change  of name of  Residential  Funding,  the
Company or the Trustee  (such  preparation  and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's  name),  (2) any change of location of the place of business  or the chief  executive  office  of  Residential  Funding  or the  Company,  (3) any transfer of any interest of  Residential  Funding or the Company in any  Mortgage  Loan or (4)
any  transfer of any  interest  of  Residential  Funding or the Company in any  Uncertificated
REMIC Regular Interest.

(g)     The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly
Payment Fund.  The Master Servicer shall hold such Initial Monthly Payment Fund in the
Custodial Account and shall include such Initial Monthly Payment Fund in the Available
Distribution Amount for the initial Distribution Date.  Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC.  To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly
Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h)     The Company agrees that the sale of each Pledged Asset Loan pursuant to this
Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts,
(ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned
Contracts, by statute, at law or in equity, or otherwise arising out of any default by the
Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection
Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof.  The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the
Trustee, of any obligation of the Company, or any other person in connection with the
Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and  based  solely  upon a receipt  or  certification  executed  by the
Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the Trustee)
of the  documents  referred to in Section  2.01(b)(I)(i)  and Section  2.01(b)(II)(i),  (iii),
(v), (vi) and (viii) above (except that for purposes of such  acknowledgment  only, a Mortgage
Note may be endorsed in blank) and declares  that it, or a Custodian  as its agent,  holds and will hold such  documents and the other  documents  constituting  a part of the Mortgage Files delivered  to it, or a Custodian  as its agent,  and the rights of  Residential  Funding  with respect to any Pledged  Assets,  Additional  Collateral  and the Surety  Bond  assigned to the
Trustee  pursuant to Section  2.01, in trust for the use and benefit of all present and future
Certificateholders.  The Trustee or  Custodian  (such  Custodian  being so  obligated  under a
Custodial  Agreement) agrees, for the benefit of  Certificateholders,  to review each Mortgage
File  delivered  to it pursuant to Section  2.01(b)  within 45 days after the Closing  Date to ascertain that all required  documents  (specifically as set forth in Section  2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans  identified on the  Mortgage  Loan  Schedule,  as  supplemented,  that have been  conveyed  to it,  and to deliver to the Trustee a  certificate  (the  "Interim  Certification")  to the effect that all documents  required to be delivered  pursuant to Section  2.01(b) above have been executed and received and that such  documents  relate to the  Mortgage  Loans  identified  on the Mortgage
Loan  Schedule,  except for any  exceptions  listed on  Schedule A  attached  to such  Interim
Certification.  Upon  delivery of the  Mortgage  Files by the Company or the Master  Servicer,
the Trustee  shall  acknowledge  receipt  (or,  with  respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and  based  solely  upon a receipt  or  certification  executed  by the
Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the Trustee)
of the documents referred to in Section 2.01(c) above.

        If  the  Custodian,   as  the  Trustee's  agent,   finds  any  document  or  documents
constituting  a part  of a  Mortgage  File to be  missing  or  defective,  the  Trustee  shall promptly  so notify  the Master  Servicer  and the  Company.  Pursuant  to Section  2.3 of the
Custodial  Agreement,  the  Custodian  will  notify the Master  Servicer,  the Company and the
Trustee of any such  omission or defect  found by it in respect of any  Mortgage  File held by it in respect  of the items  reviewed  by it  pursuant  to the  Custodial  Agreement.  If such omission or defect materially and adversely  affects the interests of the  Certificateholders, the Master Servicer shall promptly notify  Residential  Funding of such omission or defect and request that  Residential  Funding correct or cure such omission or defect within 60 days from the date the Master  Servicer  was  notified of such  omission  or defect and, if  Residential
Funding  does not correct or cure such  omission  or defect  within  such  period,  the Master
Servicer  shall  require  Residential  Funding to purchase  such  Mortgage Loan from the Trust
Fund at its Purchase  Price  within 90 days from the date the Master  Servicer was notified of such  omission or defect;  provided  that if the  omission or defect  would cause the Mortgage
Loan to be other than a  "qualified  mortgage" as defined in Section  860G(a)(3)  of the Code, any  such  cure or  repurchase  must  occur  within  90 days  from the date  such  breach  was discovered.  The Purchase  Price for any such  Mortgage  Loan shall be deposited by the Master
Servicer  in the  Custodial  Account  maintained  by it  pursuant  to Section  3.07 and,  upon receipt  by the  Trustee  of  written  notification  of such  deposit  signed  by a  Servicing
Officer,  the  Trustee or any  Custodian,  as the case may be,  shall  release to  Residential
Funding the related  Mortgage File and the Trustee shall execute and deliver such  instruments of transfer or assignment prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in  Residential  Funding or its designee any Mortgage Loan released pursuant  hereto and  thereafter  such  Mortgage  Loan shall not be part of the Trust Fund. It is understood  and agreed that the  obligation of  Residential  Funding to so cure or purchase any Mortgage  Loan as to which a material and adverse  defect in or omission of a  constituent document  exists  shall  constitute  the  sole  remedy  respecting  such  defect  or  omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants of the Master Servicer and the
                      Company.

(a)     The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)     The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the
        Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master
        Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)    The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master
        Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v)     No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this
        Agreement or performing its obligations under this Agreement;

(vi)    The Master Servicer will comply in all material respects in the performance of this
        Agreement with all reasonable rules and requirements of each insurer under each
        Required Insurance Policy;

(vii)   No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master
        Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii)  The Master Servicer has examined each existing, and will examine each new,
        Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix)    The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the  representations and warranties set forth in this
        Section  2.03(a)  shall  survive  delivery  of the  respective  Mortgage  Files to the
        Trustee or any Custodian.

        Upon  discovery  by either  the  Company,  the  Master  Servicer,  the  Trustee or any
Custodian of a breach of any  representation  or warranty  set forth in this  Section  2.03(a)
which  materially  and  adversely  affects  the  interests  of the  Certificateholders  in any
Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other  parties (any  Custodian  being so  obligated  under a Custodial  Agreement).  Within 90 days of its  discovery  or its receipt of notice of such  breach,  the Master  Servicer  shall either (i) cure such  breach in all  material  respects or (ii) to the extent that such breach is with respect to a Mortgage  Loan or a related  document,  purchase  such Mortgage Loan from the Trust Fund at the  Purchase  Price and in the manner set forth in Section  2.02;  provided that if the  omission or defect  would cause the  Mortgage  Loan to be other than a "qualified mortgage"  as defined in Section  860G(a)(3)  of the Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered.  The  obligation of the Master
Servicer to cure such breach or to so purchase such Mortgage  Loan shall  constitute  the sole remedy in respect  of a breach of a  representation  and  warranty  set forth in this  Section
2.03(a)   available   to  the   Certificateholders   or  the   Trustee   on   behalf   of  the
Certificateholders.

(b)     Representations and warranties relating to the Mortgage Loans are set forth in
Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Residential Funding.

        The  Company,  as assignee of  Residential  Funding  under the  Assignment  Agreement, hereby assigns to the Trustee for the benefit of  Certificateholders  all of its right,  title and interest in respect of the  Assignment  Agreement  (to the extent  assigned to the Company pursuant  to  the  Assignment  Agreement)  applicable  to a  Mortgage  Loan.  Insofar  as  the
Assignment  Agreement  relates  to the  representations  and  warranties  made by  Residential
Funding or the  related  Seller in respect of such  Mortgage  Loan and any  remedies  provided thereunder  for any breach of such  representations  and  warranties,  such  right,  title and interest  may  be  enforced  by  the  Master  Servicer  on  behalf  of  the  Trustee  and  the
Certificateholders.  Upon the discovery by the Company,  the Master  Servicer,  the Trustee or
any  Custodian  of a  breach  of  any  of  the  representations  and  warranties  made  in the
Assignment  Agreement (which,  for purposes hereof,  will be deemed to include any other cause giving rise to a  repurchase  obligation  under the  Assignment  Agreement)  in respect of any
Mortgage Loan which materially and adversely  affects the interests of the  Certificateholders in such Mortgage Loan, the party  discovering  such breach shall give prompt written notice to the other  parties  (any  Custodian  being so  obligated  under a  Custodial  Agreement).  The
Master  Servicer shall  promptly  notify  Residential  Funding of such breach and request that
Residential  Funding either (i) cure such breach in all material  respects within 90 days from the date the Master  Servicer was notified of such breach or (ii)  purchase such Mortgage Loan from the Trust  Fund at the  Purchase  Price and in the  manner  set  forth in  Section  2.02;
provided that Residential  Funding shall have the option to substitute a Qualified  Substitute
Mortgage  Loan or Loans for such Mortgage  Loan if such  substitution  occurs within two years following  the Closing  Date;  provided that if the breach would cause the Mortgage Loan to be other than a  "qualified  mortgage"  as defined in Section  860G(a)(3)  of the Code,  any such cure,  repurchase  or  substitution  must  occur  within 90 days from the date the  breach was discovered.  If the breach of representation  and warranty that gave rise to the obligation to repurchase or substitute a Mortgage  Loan  pursuant to Section 4 of the  Assignment  Agreement was the  representation  and  warranty set forth in clause  (xxxi) of Section 4 thereof,  then
the  Master  Servicer  shall  request  that  Residential   Funding  pay  to  the  Trust  Fund,
concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the Trust  Fund  thereafter,  concurrently  with such  payment.  In the event that
Residential  Funding elects to substitute a Qualified  Substitute Mortgage Loan or Loans for a
Deleted  Mortgage  Loan pursuant to this Section  2.04,  Residential  Funding shall deliver to the  Trustee  for the  benefit  of the  Certificateholders  with  respect  to  such  Qualified
Substitute  Mortgage Loan or Loans,  the original  Mortgage Note, the Mortgage,  an Assignment of the  Mortgage in  recordable  form if required  pursuant  to Section  2.01,  and such other documents and  agreements as are required by Section 2.01,  with the Mortgage Note endorsed as required  by Section  2.01.  No  substitution  will be made in any  calendar  month  after the
Determination   Date  for  such  month.   Monthly  Payments  due  with  respect  to  Qualified
Substitute  Mortgage  Loans in the month of  substitution  shall not be part of the Trust Fund and  will  be  retained  by the  Master  Servicer  and  remitted  by the  Master  Servicer  to
Residential   Funding  on  the  next   succeeding   Distribution   Date.   For  the  month  of
substitution,  distributions  to the  Certificateholders  will include the Monthly Payment due on a  Deleted  Mortgage  Loan for such  month  and  thereafter  Residential  Funding  shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage Loan. The Master
Servicer  shall amend or cause to be amended the Mortgage Loan  Schedule,  and, if the Deleted
Mortgage  Loan was a Discount  Mortgage  Loan,  the  Schedule of Discount  Fractions,  for the
benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage  Loan and the  substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master Servicer
shall deliver the amended  Mortgage  Loan  Schedule,  and, if the Deleted  Mortgage Loan was a
Discount  Mortgage  Loan, the amended  Schedule of Discount  Fractions,  to the Trustee.  Upon
such  substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related  Subservicing  Agreement in all respects,  Residential
Funding shall be deemed to have made the  representations  and warranties  with respect to the
Qualified  Substitute  Mortgage Loan contained in the related  Assignment  Agreement,  and the
Company and the Master  Servicer  shall be deemed to have made with  respect to any  Qualified
Substitute  Mortgage  Loan  or  Loans,  as  of  the  date  of  substitution,   the  covenants,
representations  and  warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section  4 of the  Assignment  Agreement,  and the  Master  Servicer  shall  be  obligated  to repurchase or substitute for any Qualified  Substitute  Mortgage Loan as to which a Repurchase
Event (as  defined in the  Assignment  Agreement)  has  occurred  pursuant to Section 4 of the
Assignment Agreement.

        In connection  with the  substitution  of one or more  Qualified  Substitute  Mortgage
Loans for one or more Deleted  Mortgage  Loans,  the Master Servicer will determine the amount
(if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage
Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such Deleted  Mortgage Loans (in each case after  application of the principal  portion of the  Monthly  Payments  due in the month of  substitution  that are to be  distributed  to the
Certificateholders  in the month of  substitution).  Residential  Funding  shall  deposit  the amount of such shortfall into the Custodial  Account on the day of  substitution,  without any reimbursement  therefor.  Residential  Funding  shall give notice in writing to the Trustee of such  event,  which  notice  shall  be  accompanied  by an  Officers'  Certificate  as to  the calculation  of such  shortfall and (subject to Section  10.01(f)) by an Opinion of Counsel to the effect  that such  substitution  will not cause (a) any  federal  tax to be imposed on the
Trust  Fund,   including   without   limitation,   any  federal  tax  imposed  on  "prohibited
transactions"  under  Section  860F(a)(1) of the Code or on  "contributions  after the startup date" under Section  860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the  obligation of  Residential  Funding to cure such breach or purchase or to  substitute  for, a such  Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional  payments  required under the Assignment
Agreement in connection with a breach of the  representation  and warranty in clause (xxxi) of
Section 4 thereof shall  constitute the sole remedy  respecting  such breach  available to the
Certificateholders or the Trustee on behalf of  Certificateholders.  If the Master Servicer is
Residential  Funding,  then the Trustee shall also have the right to give the notification and require the purchase or  substitution  provided for in the second  preceding  paragraph in the event of such a breach of a  representation  or warranty  made by  Residential  Funding in the
Assignment  Agreement.  In  connection  with  the  purchase  of or  substitution  for any such
Mortgage Loan by Residential  Funding,  the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Assignment  Agreement  applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates/Issuance of Certificates
                      Evidencing Interests in REMIC I.

        As provided in Section 2.05 of the Series Supplement.

Section 2.06.  Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                      Acceptance by the Trustee.

        As provided in Section 2.06 of the Series Supplement.

Section 2.07.  Issuance of Certificates Evidencing Interests in REMIC II.

        As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The  purpose  of the  trust,  as  created  hereunder,  is to engage  in the  following activities:

(a)     to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c)     to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)     subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The   trust  is  hereby   authorized   to   engage   in  the   foregoing   activities.
Notwithstanding  the provisions of Section  11.01,  the trust shall not engage in any activity other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this Agreement while any  Certificate is  outstanding,  and this Section 2.08 may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority  of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans , following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and in the case of the Mortgage Loans being subserviced by Wells Fargo, if any, such procedures that comply with applicable federal, state and local law and that are in accordance with accepted mortgage servicing practices of prudent mortgage lending institutions which service loans of the same type as the Mortgage Loans in the jurisdiction in which the related Mortgaged Property is located, and shall have full power and authority, acting alone or through Subservicers as provided in
Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.  Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any
Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a
Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the
Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged
Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R)System, or cause the removal from the registration of any Mortgage Loan on the
MERS(R)System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.  Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the
MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such
Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in
Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series
Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the
Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans.  The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.  In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master
Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)     All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such
Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by
Section 3.10(a)(ii).

(c)     The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the
Certificates providing for the payment by the Master Servicer of amounts received by the
Master Servicer as servicing compensation hereunder and required to cover certain Prepayment
Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                      of Subservicers' and Sellers' Obligations.

(a)     The Master Servicer may continue in effect Subservicing Agreements entered into by
Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans.  Each Subservicer of a Mortgage Loan
shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such
Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the
Subservicing Fee from payments of interest.  Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer.  Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed.  A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E.  With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related
Subservicing Agreement.  The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different
Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the
Program Guide in a manner which would materially and adversely affect the interests of the
Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each
Seller under the related Seller's Agreement insofar as the Company's rights with respect to such obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing
Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the
Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.  For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section
3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master  Servicer  shall be entitled to terminate any  Subservicing  Agreement that may exist in  accordance  with the terms and  conditions  of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination  of any  Subservicing  Agreement by the Master  Servicer or the  Subservicer,  the
Master  Servicer  shall  either act as servicer of the related  Mortgage  Loan or enter into a
Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer  or any  Affiliate  of  Residential
Funding  acts  as  servicer,  it  will  not  assume  liability  for  the  representations  and warranties  of the  Subservicer  which it  replaces.  If the  Master  Servicer  enters  into a
Subservicing  Agreement  with  a  successor   Subservicer,   the  Master  Servicer  shall  use
reasonable   efforts   to  have  the   successor   Subservicer   assume   liability   for  the
representations  and warranties  made by the terminated  Subservicer in respect of the related
Mortgage  Loans and, in the event of any such  assumption  by the successor  Subservicer,  the
Master  Servicer  may,  in the  exercise of its  business  judgment,  release  the  terminated
Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement relating to  agreements  or  arrangements  between the Master  Servicer  or a  Subservicer  or reference to actions taken  through a Subservicer  or  otherwise,  the Master  Servicer  shall remain  obligated and liable to the Trustee and the  Certificateholders  for the servicing and administering  of the  Mortgage  Loans in  accordance  with the  provisions  of  Section  3.01 without  diminution of such obligation or liability by virtue of such Subservicing  Agreements or  arrangements  or by virtue of  indemnification  from the Subservicer or the Company and to the same extent and under the same terms and  conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter  into any  agreement  with a  Subservicer  or Seller for  indemnification  of the Master
Servicer  and  nothing  contained  in this  Agreement  shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders.

        Any  Subservicing  Agreement  that may be entered into and any other  transactions  or services  relating to the Mortgage  Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer  and the Master  Servicer alone and the  Trustee  and the  Certificateholders  shall not be deemed  parties  thereto and shall  have no  claims,  rights,  obligations,  duties  or  liabilities  with  respect  to the
Subservicer  in its  capacity  as such  except as set forth in  Section  3.06.  The  foregoing provision  shall  not in any way  limit a  Subservicer's  obligation  to cure an  omission  or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     If the Master Servicer shall for any reason no longer be the master servicer
(including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each
Subservicing Agreement that may have been entered into.  The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master
Servicer's interest therein and to have replaced the Master Servicer as a party to the
Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)     The Master Servicer shall, upon request of the Trustee but at the expense of the
Master Servicer, deliver to the assuming party all documents and records relating to each
Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)     The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the
Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.  Notwithstanding anything in this Section to the contrary, the Master
Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law.  In the event of any such arrangement, the
Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the
Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated
Realized Loss that might result absent such action); provided, however, that the Master
Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-Off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal
Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications
(measured at the time of the Servicing Modification and after giving effect to any Servicing
Modification) can be no more than five percent of the aggregate principal balance of the
Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any.  In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage
Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose.  In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the
Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original
Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section
1.860G-2(b)(3).

(b)     The Master Servicer shall establish and maintain a Custodial Account in which the
Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by
Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off
Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)     All payments on account of principal, including Principal Prepayments made by
        Mortgagors on the Mortgage Loans and the principal component of any Subservicer
        Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii)    All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage
        Loans, including Buydown Funds, if any, and the interest component of any Subservicer
        Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any
        related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04,
        4.07 or 9.01 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi)    All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii)   Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged Assets.

        The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive, it being  understood  and agreed that,  without  limiting  the  generality  of the  foregoing, payments on the Mortgage  Loans which are not part of the Trust Fund  (consisting  of payments in respect of  principal  and  interest  on the  Mortgage  Loans due on or before the  Cut-off
Date) and  payments  or  collections  in the  nature of  prepayment  charges  or late  payment charges  or  assumption  fees may but need not be  deposited  by the  Master  Servicer  in the
Custodial  Account.  In the event any amount not  required to be  deposited  in the  Custodial
Account is so  deposited,  the Master  Servicer may at any time  withdraw such amount from the
Custodial  Account,  any  provision  herein to the  contrary  notwithstanding.  The  Custodial
Account  may  contain  funds  that  belong to one or more trust  funds  created  for  mortgage pass-through  certificates of other series and may contain other funds respecting  payments on mortgage  loans  belonging  to the Master  Servicer or  serviced  or master  serviced by it on behalf of others.  Notwithstanding  such  commingling of funds, the Master Servicer shall keep records that accurately  reflect the funds on deposit in the Custodial  Account that have been identified by it as being attributable to the Mortgage Loans.

        With  respect to  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and the
proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received  in any  calendar  month,  the Master  Servicer  may elect to treat  such  amounts as included  in the  Available  Distribution  Amount  for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be  deemed  to have been  received  (and any  related  Realized  Loss  shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the
Mortgage Loans in Permitted Investments which shall mature not later than the Certificate
Account Deposit Date next following the date of such investment (with the exception of the
Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage
Loans shall be deposited in the Custodial Account by the Master Servicer out of its own
funds immediately as realized without any right of reimbursement.

(d)     The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a
Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the
Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master
Servicer and each Rating Agency.  The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis , or with respect to the Mortgage Loans, subserviced by Wells Fargo, if any, within two (2) Business Days of receipt, all proceeds of
Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement.  If the
Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees.  On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master
Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the
Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any
Mortgage Loans for which payment was not received by the Subservicer.  This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)     The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted
Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing
Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such
Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related
Mortgage Loan as of the first day of such month, from the date of application of such
Curtailment to the first day of the following month.  Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate Account, the Master Servicer
shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced
Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors.  Each Servicing
Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage
Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance
Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide.
As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)     The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the
Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

        If compliance  with this Section 3.09 shall make any Class of  Certificates  legal for investment by federally  insured  savings and loan  associations,  the Master  Servicer  shall provide,  or cause  the  Subservicers  to  provide,  to the  Trustee,  the  Office  of  Thrift
Supervision  or the FDIC and the  supervisory  agents  and  examiners  thereof  access  to the documentation  regarding the Mortgage Loans  required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded  without  charge but only upon  reasonable request and during normal  business  hours at the offices  designated by the Master  Servicer.
The Master  Servicer  shall permit such  representatives  to photocopy any such  documentation and shall provide  equipment for that purpose at a charge  reasonably  approximating  the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)     to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii)    to reimburse itself or the related Subservicer for previously unreimbursed Advances,
        Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08,
        3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this
        Agreement, such withdrawal right being limited to amounts received on the related
        Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds,
        Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to
        Section 2.02, 2.03, 2.04, 4.07 or 9.01) which represent (A) Late Collections of
        Monthly Payments for which any such advance was made in the case of Subservicer
        Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)   to pay to itself or the related Subservicer (if not previously retained by such
        Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified
        Mortgage Loan) on the amount specified in the amortization schedule of the related
        Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous
        Curtailments;

(iv)    to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial
        Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to
        Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal
        Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the
        Certificateholders;

(vi)    to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any
        other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to reimburse itself or the related Subservicer for any Nonrecoverable Advance or
        Advances in the manner and to the extent provided in subsection (c) below, and any
        Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the  Advance or
        Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a
        prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to
        Section 4.02(a);

(viii)  to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or
        otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an
        Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix)    to reimburse itself for Servicing Advances expended by it (a) pursuant to Section
        3.14 in good faith in connection with the restoration of property damaged by an
        Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)     to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07; and

(xi)    to reimburse or pay any Subservicer any such amounts as are due thereto under the applicable Subservicing Agreement and have not been retained by or paid to the
        Subservicer, to the extent provided in the related Subservicing Agreement.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date
succeeding the date of such determination.  Such right of reimbursement in respect of a
Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such
Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the
Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance Policies; Collections Thereunder.
(a)     The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder.  To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy.  The
Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary
Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage
Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged
Property as determined in any appraisal thereof after the Closing Date, or if the
Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage
Loan after the Closing Date.  In the event that the Company gains knowledge that as of the
Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current
Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.  The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b)     In connection with its activities as administrator and servicer of the Mortgage
Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and
Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary
Insurance Policies respecting defaulted Mortgage Loans.  Pursuant to Section 3.07, any
Insurance Proceeds collected by or remitted to the Master Servicer under any Primary
Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)     The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a
Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the
Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any
Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section
3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master
Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage
Loan, notwithstanding that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of
Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan
(other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance  policy with extended  coverage  insuring  against  hazard  losses on all of the Mortgage  Loans,  it shall conclusively  be deemed to have  satisfied its  obligations as set forth in the first sentence of this  Section  3.12(a),  it being  understood  and agreed  that such  policy may  contain a deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been maintained on the related  Mortgaged  Property a policy complying with the first sentence  of this  Section  3.12(a)  and there  shall have been a loss  which  would have been covered by such policy,  deposit in the Certificate  Account the amount not otherwise  payable under the blanket policy  because of such  deductible  clause.  Any such deposit by the Master
Servicer  shall  be  made  on  the  Certificate   Account  Deposit  Date  next  preceding  the
Distribution  Date which occurs in the month  following the month in which  payments under any such policy  would have been  deposited  in the  Custodial  Account.  In  connection  with its activities as  administrator  and servicer of the Mortgage  Loans,  the Master Servicer agrees to present,  on behalf of itself,  the Trustee and the  Certificateholders,  claims  under any such blanket policy.

The Master  Servicer  shall  obtain and maintain at its own expense and keep in full force and effect  throughout  the term of this  Agreement  a blanket  fidelity  bond and an  errors  and omissions  insurance  policy covering the Master  Servicer's  officers and employees and other persons acting on behalf of the Master Servicer in connection  with its activities  under this
Agreement.  The  amount of  coverage  shall be at least  equal to the  coverage  that would be required  by Fannie Mae or Freddie  Mac,  whichever  is  greater,  with  respect to the Master
Servicer if the Master  Servicer  were  servicing  and  administering  the Mortgage  Loans for
Fannie  Mae or  Freddie  Mac.  In the  event  that any such  bond or  policy  ceases  to be in effect,  the Master  Servicer  shall  obtain a comparable  replacement  bond or policy from an issuer or  insurer,  as the case may be,  meeting  the  requirements,  if any,  of the Program
Guide and  acceptable to the Company.  Coverage of the Master  Servicer under a policy or bond obtained by an Affiliate of the Master  Servicer and providing  the coverage  required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                      Certain Assignments.

(a)     When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or
Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.
Notwithstanding the foregoing:

(i)     the Master Servicer shall not be deemed to be in default under this Section 3.13(a)
        by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii)    if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or
        Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the
Trustee, or if an instrument of release signed by the Trustee is required releasing the
Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the
Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on
"prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions.  The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the
Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage,
(B) such transaction will not adversely affect the coverage under any Required Insurance
Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage
Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan.  Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the
Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan.  Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such
Subservicer as additional servicing compensation.

(c)     The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged
Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section
10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master
Servicer or the related Subservicer for processing such a request will be retained by the
Master Servicer or such Subservicer as additional servicing compensation.

(d)     Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender
Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following:  (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan.  Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such
Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in
Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07.  Alternatively, the
Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii)
arranging for a repayment plan or (iii) agreeing to a modification in accordance with
Section 3.07.  In connection with such foreclosure or other conversion or action, the Master
Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide, as applicable; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement.  The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation
Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds,
Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master
Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

        In  addition  to the  foregoing,  the Master  Servicer  shall use its best  reasonable efforts  to realize  upon any  Additional  Collateral  for such of the  Additional  Collateral
Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for  collection of  delinquent  payments  pursuant to Section 3.07;  provided that the
Master  Servicer  shall not, on behalf of the  Trustee,  obtain  title to any such  Additional
Collateral as a result of or in lieu of the  disposition  thereof or  otherwise;  and provided further  that (i) the Master  Servicer  shall not  proceed  with  respect  to such  Additional
Collateral  in any manner  that would  impair the  ability  to  recover  against  the  related
Mortgaged  Property,  and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner  that  preserves  the  ability  to apply the  proceeds  of such  Additional  Collateral against  amounts owed under the  defaulted  Mortgage  Loan.  Any proceeds  realized  from such
Additional  Collateral  (other than  amounts to be released  to the  Mortgagor  or the related guarantor in accordance  with  procedures  that the Master  Servicer would follow in servicing loans held for its own account,  subject to the terms and  conditions of the related  Mortgage and  Mortgage  Note and to the terms  and  conditions  of any  security  agreement,  guarantee agreement,  mortgage or other  agreement  governing  the  disposition  of the proceeds of such
Additional  Collateral)  shall be deposited in the  Custodial  Account,  subject to withdrawal pursuant to Section  3.10.  Any other  payment  received by the Master  Servicer in respect of such Additional  Collateral shall be deposited in the Custodial  Account subject to withdrawal pursuant to Section 3.10.

        For so long as the Master  Servicer is the Master  Servicer  under the Credit  Support
Pledge  Agreement and any of the Mortgage Loans and Pledged Asset Loans,  the Master  Servicer
shall perform its  obligations  under the Credit Support Pledge  Agreement in accordance  with such  agreement  and in a manner  that is in the  best  interests  of the  Certificateholders.
Further,  the Master  Servicer  shall use its best  reasonable  efforts  to  realize  upon any
Pledged  Assets for such of the Pledged  Asset Loans as come into and  continue in default and as to which no  satisfactory  arrangements  can be made for collection of delinquent  payments pursuant  to Section  3.07;  provided  that the Master  Servicer  shall not,  on behalf of the
Trustee,  obtain  title  to  any  such  Pledged  Assets  as a  result  of or in  lieu  of  the disposition  thereof or otherwise;  and provided  further that (i) the Master  Servicer  shall not proceed with  respect to such  Pledged  Assets in any manner that would impair the ability to  recover  against  the  related  Mortgaged  Property,  and (ii) the Master  Servicer  shall proceed  with  any REO  Acquisition  in a manner  that  preserves  the  ability  to apply  the proceeds of such Pledged  Assets against  amounts owed under the defaulted  Mortgage Loan. Any proceeds  realized  from such  Pledged  Assets  (other  than  amounts  to be  released  to the
Mortgagor or the related  guarantor in accordance  with  procedures  that the Master  Servicer would  follow  in  servicing  loans  held  for its  own  account,  subject  to the  terms  and conditions of the related  Mortgage and Mortgage  Note and to the terms and  conditions of any
security  agreement,   guarantee   agreement,   mortgage  or  other  agreement  governing  the
disposition  of the proceeds of such  Pledged  Assets)  shall be  deposited  in the  Custodial
Account,  subject to withdrawal  pursuant to Section 3.10.  Any other payment  received by the
Master  Servicer  in  respect of such  Pledged  Assets  shall be  deposited  in the  Custodial
Account subject to withdrawal pursuant to Section 3.10.

        Concurrently with the foregoing,  the Master Servicer may pursue any remedies that may be available in  connection  with a breach of a  representation  and warranty  with respect to any such  Mortgage  Loan in  accordance  with  Sections  2.03 and 2.04.  However,  the  Master
Servicer is not required to continue to pursue both  foreclosure  (or similar  remedies)  with respect to the Mortgage  Loans and remedies in  connection  with a breach of a  representation and warranty if the Master  Servicer  determines in its  reasonable  discretion  that one such remedy  is more  likely to result in a greater  recovery  as to the  Mortgage  Loan.  Upon the occurrence of a Cash  Liquidation or REO  Disposition,  following the deposit in the Custodial
Account of all Insurance  Proceeds,  Liquidation  Proceeds and other  payments and  recoveries referred to in the  definition of "Cash  Liquidation"  or "REO  Disposition,"  as  applicable, upon  receipt by the Trustee of written  notification  of such  deposit  signed by a Servicing
Officer,  the  Trustee  or any  Custodian,  as the case may be,  shall  release  to the Master
Servicer  the  related   Mortgage  File  and  the  Trustee  shall  execute  and  deliver  such instruments of transfer or assignment  prepared by the Master  Servicer,  in each case without recourse,  as shall be necessary to vest in the Master  Servicer or its designee,  as the case may be, the related  Mortgage  Loan,  and  thereafter  such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the foregoing or any other provision of this  Agreement,  in the Master  Servicer's  sole  discretion  with respect to any  defaulted  Mortgage Loan or REO
Property as to either of the following  provisions,  (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if  substantially  all amounts  expected by the Master Servicer to be received in  connection  with the related  defaulted  Mortgage Loan or REO Property have been received,  and (ii) for purposes of determining the amount of any  Liquidation  Proceeds,
Insurance  Proceeds,  REO Proceeds or any other  unscheduled  collections or the amount of any
Realized  Loss,  the Master  Servicer  may take into  account  minimal  amounts of  additional receipts  expected to be received or any estimated  additional  liquidation  expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)     If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders.  Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO
Property shall (except as otherwise expressly provided herein) be considered to be an
Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous
Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the
Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section
860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state
(including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an
Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any
Certificates are outstanding, in which case the Trust Fund may continue to hold such REO
Property (subject to any conditions contained in such Opinion of Counsel). The Master
Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust
Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the
Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section
860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance
Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section
3.10(a)(ii) and, in the case of Wells Fargo as a  Subservicer, if applicable, to reimburse such Subservicer for any Subservicing Fees payable therefrom; second, to the
Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage
Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the
Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property);
fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master
Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage Loan one or more of whose obligors is not a
United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer
(which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the
Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the
Mortgage File.  Within two Business Days of receipt of such certification and request, the
Trustee shall release, or cause the Custodian to release, the related Mortgage File to the
Master Servicer.  The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R)System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)     From time to time as is appropriate for the servicing or foreclosure of any Mortgage
Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the
Custodian, requesting that possession of all, or any document constituting part of, the
Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy.  Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i)
the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage
Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged
Property or to any legal action brought to obtain judgment against any Mortgagor on the
Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity.  Together with such documents or pleadings (if signed by the Trustee), the
Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the
Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v)
and (vi) of Section 3.10(a), subject to clause (e) below.  The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage
Loan-by-Mortgage Loan basis.  In the event that Liquidation Proceeds, Insurance Proceeds and
REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such
Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the
case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any
Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the
Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c)     The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

(d)     The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e)     Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to
Compensating Interest (if any) for such Distribution Date.  Such reduction shall be applied during such period as follows:  first, to any Servicing Fee or Subservicing Fee to which the
Master Servicer is entitled pursuant to Section 3.10(a)(iii) and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate
Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively.  In making such reduction, the Master Servicer (i) will not withdraw from the
Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii) and (ii) will not withdraw from the
Custodial Account or Certificate Account any such amount to which it is entitled pursuant to
Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than  fifteen  days after it receives a written  request from the Trustee or the Company,  the Master  Servicer  shall  forward to the Trustee and the Company a statement, certified by a Servicing  Officer,  setting  forth the status of the  Custodial  Account as of the close of  business  on such  Distribution  Date as it  relates to the  Mortgage  Loans and showing,  for  the  period  covered  by  such  statement,  the  aggregate  of  deposits  in or withdrawals  from the Custodial  Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master  Servicer  will  deliver to the  Company,  the Trustee and any  Certificate
Insurer  on or before  the  earlier  of (a) March 31 of each year or (b) with  respect  to any calendar  year during which the  Company's  annual report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange  Act  and  the  rules  and  regulations  of the  Commission,  a  servicer  compliance certificate,  signed by an authorized  officer of the Master  Servicer,  as described in Items
1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

        (i)    A review of the Master  Servicer's  activities  during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

        (ii)   To the best of such  officer's  knowledge,  based on such  review,  the  Master
Servicer has fulfilled all of its  obligations  under this Agreement in all material  respects throughout  the  reporting  period  or,  if  there  has been a  failure  to  fulfill  any such obligation  in any material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

        The Master  Servicer  shall use  commercially  reasonable  efforts to obtain  from all other parties participating in the servicing function any additional  certifications  required under Item 1123 of  Regulation  AB to the extent  required  to be included in a Report on Form
10-K;  provided,  however,  that a failure to obtain such certifications shall not be a breach of the  Master  Servicer's  duties  hereunder  if any  such  party  fails  to  deliver  such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before  the  earlier  of (a) March 31 of each  year or (b) with  respect  to any calendar  year during which the  Company's  annual report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange  Act and the rules and  regulations  of the  Commission,  the Master  Servicer at its
expense shall cause a firm of independent  public  accountants,  which shall be members of the
American  Institute  of  Certified  Public  Accountants,  to  furnish to the  Company  and the
Trustee the  attestation  required  under Item 1122(b) of  Regulation  AB. In  rendering  such statement,  such firm may rely,  as to matters  relating to the direct  servicing  of mortgage loans by Subservicers,  upon comparable  statements for examinations  conducted by independent public  accountants  substantially  in accordance  with standards  established by the American
Institute of Certified  Public  Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company,  upon reasonable  notice,  during normal business  hours  access to all  records  maintained  by the Master  Servicer in respect of its rights and  obligations  hereunder and access to officers of the Master  Servicer  responsible for such  obligations.  Upon request,  the Master  Servicer shall furnish the Company with its most recent financial  statements and such other information as the Master Servicer  possesses regarding its business,  affairs,  property and condition,  financial or otherwise. The Master
Servicer  shall also cooperate with all reasonable  requests for  information  including,  but not limited to, notices,  tapes and copies of files,  regarding itself,  the Mortgage Loans or the  Certificates  from any  Person  or  Persons  identified  by the  Company  or  Residential
Funding.  The Company may, but is not  obligated  to,  enforce the  obligations  of the Master
Servicer  hereunder  and  may,  but is not  obligated  to,  perform,  or cause a  designee  to perform,  any defaulted  obligation of the Master Servicer hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the Master  Servicer  shall not be relieved of any of its  obligations  hereunder  by  virtue  of  such  performance  by the  Company  or its designee.  The  Company  shall not have any  responsibility  or  liability  for any  action or failure to act by the Master  Servicer and is not  obligated to supervise the  performance  of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds.

(a)     With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown
Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown
Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the
Master Servicer together with the related payment made by the Mortgagor or advanced by the
Subservicer.

(b)     If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such
Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown
Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement.  The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the
Mortgagor to fully prepay the related Mortgage Loan.  If the Mortgagor on a Buydown Mortgage
Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such
Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the
Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.  Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility.

(a)     The Master Servicer is hereby authorized to enter into a financing or other facility
(any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an
Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement.  No consent of the Company, the
Trustee, the Certificateholders or any other party shall be required before the Master
Servicer may enter into an Advance Facility.  Notwithstanding the existence of any Advance
Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer  shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this
Agreement.  If the Master Servicer enters into an Advance Facility, and for so long as an
Advancing Person remains entitled to receive reimbursement for any Advances including
Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances
including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement
Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii)
and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such
Advancing Person in an Advance Facility Notice described below in Section 3.22(b).
Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts
identified pursuant to the preceding sentence.  An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to
Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this
Agreement.  Notwithstanding anything to the contrary herein, in no event shall Advance
Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the
Available Distribution Amount or distributed to Certificateholders.

(b)     If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance
Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent
Distribution Dates. The payment instruction shall require the applicable Reimbursement
Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee
designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee).

(c)     Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or
Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii)
hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s)
and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement.  Neither the Company nor the Trustee shall have any duty or liability with respect to the calculation of any
Reimbursement Amount, nor shall the Company or the Trustee have any responsibility to track or monitor the administration of the Advance Facility and the Company shall not have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person.
The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)     Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates, and other documents provided by the Master
Servicer and reasonably satisfactory to the Trustee recognizing the interests of any
Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master
Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22, and such other documents in connection with such Advance Facility as may be reasonably requested from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

(e)     Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i)     Any successor Master Servicer to Residential Funding (a "Successor Master Servicer")
        and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of
        Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any
        Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and
        Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage
        Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility
        Trustee in respect of Advances and/or Servicing Advances related to that Mortgage
        Loan to the extent of the interest of the Advancing Person or Advance Facility
        Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an
        interest, and third, to the Successor Master Servicer in respect of any other
        Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance
        Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed
        Advances and Servicing Advances that are Nonrecoverable Advances owed to the
        Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this
        Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made.  In the event that, as a result of the FIFO allocation made pursuant to this Section 3.22(e), some or all of a Reimbursement Amount paid to the
        Advancing Person or Advance Facility Trustee relates to Advances or Servicing
        Advances that were made by a Person other than Residential Funding or the Advancing
        Person or Advance Facility Trustee, then the Advancing Person or Advance Facility
        Trustee shall be required to remit any portion of such Reimbursement Amount to the
        Person entitled to such portion of such Reimbursement Amount.  Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and
        Servicing Advances funded by Residential Funding to the extent the related
        Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or
        Advance Facility Trustee.  The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance
        Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each
        Reimbursement Amount with respect to each Mortgage Loan.

(ii)    By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement
        Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance
        Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related
        Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master
        Servicer and the Advancing Person, which were made prior to any Advances or Servicing
        Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related
        Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement.  To the extent that the Advances or
        Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one
        hand, and the Successor Master Servicer, on the other hand, as described in clause
        (i)(B) above.

(f)     The Master Servicer shall remain entitled to be reimbursed for all Advances and
Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g)     Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor Master Servicer, may be entered into by the Trustee, the Company and the Master
Servicer without the consent of any Certificateholder, with written confirmation from each
Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such
Certificates, and an opinion of counsel as required by Section 11.01(c) notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)     Any rights of set-off that the Trust Fund, the Trustee, the Company, any Successor
Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing
Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing
Person.

(i)     At any time when an Advancing Person shall have ceased funding Advances and/or
Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility
Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the
Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the
Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

(j)     After delivery of any Advance Facility Notice, and until any such Advance Facility
Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing
Person.

ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master Servicer on behalf of the Trustee shall establish and maintain a
Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07 and (iv)
all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b)     The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate
Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the
Business Day next preceding the Distribution Date next following the date of such investment
(except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity.  Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its
own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

        As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                      Reporting.

(a)     Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the
Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number.  The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail.  The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the
Certificateholders regarding any such modification.  In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master
Servicer at no additional expense to the Master Servicer.  Also, at the request of a Rating
Agency, the Master Servicer shall provide the information relating to the Reportable
Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such
Rating Agency within a reasonable period of time; provided, however, that the Master
Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b) Within a reasonable period of time after it receives a written request from a Holder of a Certificate, other than a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the
Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (v) and (vi) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a
Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the
Code.

(c)     Within a reasonable period of time after it receives a written request from any
Holder of a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R
Certificate.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master
Servicer pursuant to any requirements of the Code.

(d)     Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K.  In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the
Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by a Responsible
Officer of the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible
Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the
Company or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement.
Neither the Master Servicer nor the Trustee shall have any liability with respect to the
Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)     Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include, with respect to the Certificates relating to such 10-K:

(i)     A certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in
        compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)    A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant
        Commission regulations, as described in Item 1122(a) of Regulation AB.  The Master
        Servicer shall obtain from all other parties participating in the servicing function any required assesments.

(iii)   With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and Section 3.19

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection with the Form 10-K Certification, the Trustee shall provide the Master
Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)     This Section 4.03 may be amended in accordance with this Agreement without the consent of the Certificateholders.

(i)     The Trustee shall make available on the Trustee's internet website each of the reports filed with the Commission by or on behalf of the Company under the Exchange Act upon delivery of such reports to the Trustee.

Section 4.04.  Distribution of Reports to the Trustee and the Company; Advances by the Master
                      Servicer.

(a)     Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the
information in such statement to be made available to Certificateholders and any Certificate
Insurer by the Master Servicer on request) setting forth (i) the Available Distribution
Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account
Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master
Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the
Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing
Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the
related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a
Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future
Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance.  Any portion of the
Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future
Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such
Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date.  The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the
Master Servicer pursuant to this Section 4.04.  The amount of any reimbursement pursuant to
Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time.  Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed  Advance,  if made,  would  constitute a  Nonrecoverable  Advance,  shall be evidenced  by an Officers'  Certificate  of the Master  Servicer  delivered to the Company and the Trustee.

        If the Master  Servicer  determines as of the Business Day  preceding any  Certificate
Account  Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance  required to be made for the immediately  succeeding  Distribution  Date, it shall give notice to the Trustee of its  inability to advance  (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time,  on such Business  Day,  specifying  the portion of such  amount  that it will be unable to  deposit.  Not later  than 3:00  P.M.,  New
York time, on the Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon,
New York time,  on such day the Trustee  shall have been  notified  in writing  (by  telecopy)
that the Master  Servicer  shall have  directly or  indirectly  deposited  in the  Certificate
Account such portion of the amount of the Advance as to which the Master  Servicer  shall have given notice pursuant to the preceding  sentence,  pursuant to Section 7.01, (a) terminate all of the rights and  obligations of the Master  Servicer under this Agreement in accordance with
Section  7.01 and (b)  assume the rights and  obligations  of the Master  Servicer  hereunder, including  the  obligation  to  deposit  in the  Certificate  Account  an amount  equal to the
Advance for the immediately succeeding Distribution Date.

        The Trustee  shall  deposit all funds it receives  pursuant to this  Section 4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file  information  returns with respect to the  receipt  of  mortgage  interests  received  in a trade or  business,  the  reports  of foreclosures and abandonments of any Mortgaged  Property and the information  returns relating to  cancellation  of indebtedness  income with respect to any Mortgaged  Property  required by
Sections  6050H,  6050J and 6050P,  respectively,  of the Code,  and deliver to the Trustee an
Officers'  Certificate  on or before March 31 of each year stating that such reports have been filed.  Such  reports  shall  be in  form  and  substance  sufficient  to meet  the  reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With respect to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the
Purchase Price therefor; provided, that such Mortgage Loan that becomes 90 days or more delinquent during any given calendar quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following calendar quarter, and ending at the close of business on the second-to-last Business Day of such following calendar quarter; and provided, further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the
Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent calendar quarter.

(b)     If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a)
above, and the Master Servicer provides to the Trustee a certification signed by a Servicing
Officer stating that the amount of such payment has been deposited in the Certificate
Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto.  Such assignment shall be an assignment outright and not for security.  The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If,  however,  the Master  Servicer  shall have  exercised  its right to  repurchase a
Mortgage  Loan  pursuant  to this  Section  4.07 upon the  written  request  of and with funds provided by the Junior  Certificateholder  and thereupon transferred such Mortgage Loan to the
Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a)     If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of
Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b)     Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of
Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate
Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c)     The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any
Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such
Certificates as set forth in Section 4.02.

ARTICLE V

                                       THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more
Custodians of the documents specified in Section 2.01.  The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series
Supplement.

        The  Certificates  shall be executed by manual or facsimile  signature on behalf of an authorized  officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of  individuals  who  were at any time the  proper  officers  of the  Trustee  shall  bind the
Trustee,  notwithstanding  that  such  individuals  or any of them  have  ceased  to hold such offices  prior to the  authentication  and delivery of such  Certificate  or did not hold such offices at the date of such  Certificates.  No  Certificate  shall be  entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate  of  authentication  substantially  in the form provided for herein  executed by the  Certificate  Registrar by manual  signature,  and such  certificate  upon any Certificate shall be conclusive  evidence,  and the only  evidence,  that such  Certificate  has been duly authenticated  and  delivered  hereunder.  All  Certificates  shall be dated the date of their authentication.

(b)     Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such
Certificates for the respective Certificate Owners with Ownership Interests therein.  The
Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests.  All transfers by Certificate Owners of their respective Ownership
Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate
Owner.  Each Depository Participant shall transfer the Ownership Interests only in the
Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee,  the Master Servicer and the Company may for all purposes  (including the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the
Depository as the  authorized  representative  of the  Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for the purposes of exercising  the rights of
Certificateholders   hereunder.   The  rights  of  Certificate  Owners  with  respect  to  the respective  Classes of Book-Entry  Certificates  shall be limited to those  established by law and agreements between such Certificate  Owners and the Depository  Participants and brokerage firms  representing  such  Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the  Depository  as Holder of any Class of Book-Entry  Certificates  with respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with  respect  to different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record  date  in connection  with  solicitations  of consents  from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

        If with respect to any Book-Entry  Certificate  (i)(A) the Company advises the Trustee in  writing  that the  Depository  is no longer  willing  or able to  properly  discharge  its responsibilities  as  Depository  with  respect  to such  Book-Entry  Certificate  and (B) the
Company is unable to locate a  qualified  successor,  or (ii)(A) the  Depositor  at its option advises the Trustee in writing  that it elects to  terminate  the  book-entry  system for such
Book-Entry  Certificate  through  the  Depositary  and (B) upon  receipt  of  notice  from the
Depository  of  the  Depositor's  election  to  terminate  the  book-entry  sysytem  for  such
Book-Entry  Certificate,  the Depository  Participants  holding  beneficial  interests in such
Book-Entry  Certificates  agree to initiate  such  termination,  the Trustee  shall notify all
Certificate Owner of such Book-Entry  Certificate,  through the Depository,  of the occurrence of any such event and of the  availability of Definitive  Certificates  to Certificate  Owners
requesting  the same.  Upon  surrender to the Trustee of the  Book-Entry  Certificates  by the
Depository,  accompanied by registration  instructions from the Depository for registration of transfer, the Trustee shall execute, authenticate and deliver the Definitive Certificates.

        In addition,  if an Event of Default has occurred and is continuing,  each Certificate
Owner  materially   adversely  affected  thereby  may  at  its  option  request  a  Definitive
Certificate  evidencing such Certificate  Owner's Percentage  Interest in the related Class of
Certificates.  In order to make such request,  such  Certificate  Owner shall,  subject to the rules and  procedures of the  Depository,  provide the  Depository  or the related  Depository
Participant  with  directions  for the  Trustee  to  exchange  or cause  the  exchange  of the
Certificate  Owner's  interest  in such Class of  Certificates  for an  equivalent  Percentage
Interest in fully  registered  definitive  form.  Upon  receipt by the Trustee of  instruction from the  Depository  directing  the Trustee to effect such  exchange  (such  instructions  to contain  information  regarding the Class of Certificates  and the  Certificate  Balance being
exchanged,   the  Depository  Participant  account  to  be  debited  with  the  decrease,  the registered holder of and delivery  instructions for the Definitive  Certificates and any other information  reasonably  required  by  the  Trustee),  (i)  the  Trustee  shall  instruct  the
Depository  to  reduce  the  related  Depository   Participant's   account  by  the  aggregate
Certificate  Principal  Balance  of  the  Definitive  Certificates,  (ii)  the  Trustee  shall
execute,   authenticate  and  deliver,  in  accordance  with  the  registration  and  delivery
instructions   provided  by  the  Depository,   a  Definitive   Certificate   evidencing  such
Certificate  Owner's  Percentage  Interest in such Class of Certificates and (iii) the Trustee shall execute and  authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate  Principal  Balance of such Class of  Certificates by the amount of the
Definitive Certificates.

        None of the  Company,  the  Master  Servicer  or the  Trustee  shall be liable for any actions taken by the Depository or its nominee,  including,  without limitation,  any delay in delivery of any  instruction  required  under this section and may  conclusively  rely on, and shall be  protected  in  relying  on,  such  instructions.  Upon the  issuance  of  Definitive
Certificates  all  references  herein to  obligations  imposed  upon or to be performed by the
Depository in connection  with the issuance of the  Definitive  Certificates  pursuant to this
Section  5.01  shall be  deemed to be  imposed  upon and  performed  by the  Trustee,  and the
Trustee and the Master  Servicer shall  recognize the Holders of the  Definitive  Certificates as Certificateholders hereunder.

(c)     From time to time Residential Funding, as the initial Holder of the Class A-V
Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V
Certificates to be issued under this Agreement by delivering a "Request for Exchange"
substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC
Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange.
Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated Class
A-V REMIC Regular Interest or Interests specified in writing by such initial Holder to the
Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated
Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC
Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the
Certificate Registrar for authentication and delivery in accordance with Section 5.01(a).
Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial
Holder thereof or his attorney duly authorized in writing.  The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.
The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related
Determination Date.

(b)     Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new
Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)     At the option of the Certificateholders, Certificates may be exchanged for other
Certificates of authorized denominations of a like Class (or Subclass) and aggregate
Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive.  Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the
Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that a transfer of a
Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the
Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said
Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master
Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such
Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee
shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such
Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the
Company, and the Trustee shall be entitled to conclusively rely upon a representation
(which, upon the request of the Trustee, shall be a written representation) from the
Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the
Company and the Master Servicer with an investment letter substantially in the form of
Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under
Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)     (i)  In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the
Master Servicer to the effect that the purchase and holding of such Class B or Class R
Certificate are permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master
Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the
Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit
G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, a "Plan"), or any Person (including, without limitation, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the
U.S. Department of Labor regulation promulgated at 29 C.F.R. Section 2510.3-101, of any Plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B
Certificate, the following conditions are satisfied:  (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or any interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor
Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in
Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
(b), a "Complying Insurance Company").

(ii)    Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or any interest therein) that either
        (a) such Transferee is not a Plan or a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE")
        94-29, 59 Fed. Reg. 14674 (March 29, 1994), as most recently amended by PTE 2002-41,
        67 Fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-"
        (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

(iii)   (A)           If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii)
        above, then the last preceding Transferee that either (i) is not a Plan or a Plan
        Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or
        (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

(B)     Any purported Certificate Owner whose acquisition or holding of any Class M
               Certificate (or any interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the
               Company, the Trustee, the Master Servicer, any Subservicer, each Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)     (i)    Each Person who has or who acquires any Ownership Interest in a Class R
Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the
Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B)
below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)     In connection with any proposed Transfer of any Ownership Interest in a Class R
               Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its
               Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a
               Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit
               G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)     Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed
               Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed
               Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest
               in a Class R Certificate to such proposed Transferee shall be effected.

(D)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other
               Person to whom such Person attempts to transfer its Ownership Interest in a
               Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit
               G-2.

(E)     Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the
               Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A)
               immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)    The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States
        Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code)
        are prohibited.

(iii)   (A)    If any Disqualified Organization shall become a holder of a Class R
        Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a
        Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a transfer of a Class
        R Certificate is disregarded pursuant to the provisions of Treasury Regulations
        Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as
        Holder thereof retroactive to the date of registration of such Transfer of such Class
        R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)     If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R
               Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such
               Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose.  Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Master
               Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv)    The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any
        Person who is a Disqualified Organization, including the information regarding
        "excess inclusions" of such Class R Certificates required to be provided to the
        Internal Revenue Service and certain Persons as described in Treasury Regulations
        Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an
        Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)     written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating
               Agency to downgrade its then-current ratings, if any, of any Class of the
               Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)     subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the
               Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or
               (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a
               Permitted Transferee.

(g)     No service charge shall be made for any transfer or exchange of Certificates of any
Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of
Certificates.

(h)     All Certificates surrendered for transfer and exchange shall be destroyed by the
Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate  Registrar,  or the
Trustee  and  the  Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered  to the Trustee and the  Certificate  Registrar  such security or indemnity as may be required by them to save each of them  harmless,  then,  in the  absence of notice to the  Trustee  or the  Certificate
Registrar  that such  Certificate  has been  acquired  by a bona fide  purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like  tenor,  Class and  Percentage  Interest  but  bearing a number not  contemporaneously outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  expenses  (including  the fees and expenses
of  the  Trustee  and  the  Certificate   Registrar)   connected   therewith.   Any  duplicate
Certificate  issued  pursuant to this  Section  shall  constitute  complete  and  indefeasible evidence of ownership in the Trust Fund,  as if  originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer,  the Company, the Master Servicer,  the Trustee, any Certificate Insurer, the Certificate  Registrar and any
agent of the  Company,  the Master  Servicer,  the  Trustee,  any  Certificate  Insurer or the
Certificate  Registrar  may treat the Person in whose name any  Certificate  is  registered as the owner of such Certificate for the purpose of receiving  distributions  pursuant to Section
4.02 and for all other  purposes  whatsoever,  except  as and to the  extent  provided  in the definition  of  "Certificateholder,"  and  neither  the  Company,  the  Master  Servicer,  the
Trustee,  any Certificate  Insurer,  the  Certificate  Registrar nor any agent of the Company, the Master Servicer,  the Trustee, any Certificate Insurer or the Certificate  Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making  distributions to the
Certificateholders  pursuant  to Section  4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee  shall deposit or cause to be deposited  with the Paying Agent a sum  sufficient  to make the payments to the
Certificateholders  in the amounts and in the manner  provided for in Section  4.02,  such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee  shall  cause each  Paying  Agent to execute and deliver to the Trustee an instrument  in which such Paying  Agent shall  agree with the Trustee  that such Paying  Agent will  hold all sums  held by it for the  payment  to the  Certificateholders  in trust for the benefit  of the  Certificateholders  entitled  thereto  until  such sums shall be paid to such
Certificateholders.  Any sums so held by such  Paying  Agent  shall be held  only in  Eligible
Accounts to the extent such sums are not  distributed  to the  Certificateholders  on the date of receipt by such Paying Agent.

ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master  Servicer shall each be liable in accordance  herewith only to the extent of the obligations  specifically  and  respectively  imposed upon and undertaken by the Company and the Master  Servicer  herein.  By way of  illustration  and not limitation, the Company is not liable for the servicing and  administration  of the Mortgage Loans, nor is it  obligated  by  Section  7.01 or  Section  10.01 to assume  any  obligations  of the Master
Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other obligation  hereunder  that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Company or the Master Servicer; Assignment of
                      Rights and Delegation of Duties by Master Servicer.

(a)     The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

(b)     Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the
Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master
Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master
Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie
Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this
Agreement; provided that the Person accepting such assignment or delegation shall be a
Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the
Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this
Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence. This
Section 6.02 shall not apply to any sale, transfer, pledge or assignment by Residential
Funding of the Call Rights.

Section 6.03.  Limitation on Liability of the Company, the Master Servicer and Others.

        Neither  the  Company,  the  Master  Servicer  nor  any  of the  directors,  officers, employees  or agents of the Company or the Master  Servicer  shall be under any  liability  to the Trust Fund or the  Certificateholders  for any  action  taken or for  refraining  from the taking of any action in good faith  pursuant  to this  Agreement,  or for errors in  judgment;
provided,  however,  that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or  representations  or covenants made herein or any  liability  which  would  otherwise  be imposed by reason of willful  misfeasance,  bad faith or gross  negligence in the performance of duties or by reason of reckless  disregard of obligations  and  duties  hereunder.  The  Company,  the  Master  Servicer  and any  director, officer,  employee  or agent of the Company or the Master  Servicer  may rely in good faith on any  document  of any  kind  prima  facie  properly  executed  and  submitted  by  any  Person
respecting  any  matters  arising  hereunder.   The  Company,  the  Master  Servicer  and  any
director,  officer,  employee  or  agent  of the  Company  or the  Master  Servicer  shall  be indemnified  by the Trust  Fund and held  harmless  against  any loss,  liability  or  expense incurred in connection with any legal action  relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage
Loans  (except  as any  such  loss,  liability  or  expense  shall be  otherwise  reimbursable pursuant to this Agreement) and any loss,  liability or expense  incurred by reason of willful misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master  Servicer  shall be under any  obligation to appear
in,  prosecute  or  defend  any  legal  or  administrative  action,  proceeding,   hearing  or
examination  that is not  incidental to its  respective  duties under this Agreement and which in its  opinion  may  involve it in any  expense or  liability;  provided,  however,  that the
Company or the Master  Servicer may in its discretion  undertake any such action,  proceeding, hearing or  examination  that it may deem  necessary or desirable in respect to this Agreement and the rights and duties of the parties  hereto and the  interests of the  Certificateholders hereunder.  In such event,  the legal expenses and costs of such action,  proceeding,  hearing
or  examination  and  any  liability  resulting   therefrom  shall  be  expenses,   costs  and
liabilities  of the Trust Fund,  and the Company and the Master  Servicer shall be entitled to be reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the
Custodial  Account as provided  by Section  3.10 and, on the  Distribution  Date(s)  following such  reimbursement,  the aggregate of such expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each Class entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject  to the  provisions  of  Section  6.02,  neither  the  Company  nor the Master
Servicer shall resign from its respective  obligations  and duties hereby imposed on it except upon  determination  that its duties  hereunder  are no longer  permissible  under  applicable law.  Any  such  determination  permitting  the  resignation  of the  Company  or  the  Master
Servicer  shall be  evidenced  by an  Opinion  of  Counsel  to such  effect  delivered  to the
Trustee.  No such  resignation  by the  Master  Servicer  shall  become  effective  until  the
Trustee or a successor  servicer  shall have  assumed the Master  Servicer's  responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                           DEFAULT

Section 7.01.  Events of Default.

        Event  of  Default,  wherever  used  herein,  means  any one of the  following  events
(whatever  reason for such Event of Default and whether it shall be voluntary  or  involuntary or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Master Servicer shall fail to distribute or cause to be distributed to the
        Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master
        Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii)    the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the
        Master Servicer, the Company and the Trustee by the Holders of Certificates of any
        Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;
        or

(vi)    the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default  described  in clauses  (i)-(v) of this  Section  shall  occur, then,  and in each and every such case,  so long as such Event of Default  shall not have been remedied,  either  the  Company  or the  Trustee  may,  and at the  direction  of  Holders  of
Certificates  entitled to at least 51% of the Voting Rights,  the Trustee shall,  by notice in writing to the Master  Servicer  (and to the Company if given by the Trustee or to the Trustee if given by the Company),  terminate all of the rights and  obligations of the Master Servicer under this  Agreement and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a Certificateholder  hereunder.  If an Event of Default described in clause (vi)
hereof  shall  occur,  the Trustee  shall,  by notice to the Master  Servicer and the Company, immediately  terminate all of the rights and  obligations  of the Master  Servicer  under this
Agreement  and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in Section 4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all authority and power of the Master  Servicer under this  Agreement,  whether  with  respect  to the  Certificates  (other  than as a Holder thereof) or the  Mortgage  Loans or  otherwise,  shall  subject to Section 7.02 pass to and be vested in the Trustee or the  Trustee's  designee  appointed  pursuant to Section  7.02;  and, without  limitation,  the Trustee is hereby  authorized  and empowered to execute and deliver, on behalf of the Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and  other  instruments,  and to do or  accomplish  all  other  acts or  things  necessary  or appropriate  to effect the  purposes of such notice of  termination,  whether to complete  the transfer and  endorsement  or  assignment  of the  Mortgage  Loans and related  documents,  or otherwise.  The  Master  Servicer  agrees to  cooperate  with the  Trustee  in  effecting  the termination  of the  Master  Servicer's  responsibilities  and  rights  hereunder,  including, without  limitation,  the transfer to the Trustee or its designee for  administration by it of all  cash  amounts  which  shall at the  time be  credited  to the  Custodial  Account  or the
Certificate  Account or  thereafter be received  with respect to the Mortgage  Loans.  No such termination  shall release the Master  Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding  any  termination  of the  activities  of  Residential  Funding in its capacity as Master Servicer hereunder,  Residential Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment on a  Mortgage  Loan which was due prior to the notice terminating  Residential  Funding's rights and obligations as Master Servicer hereunder and received  after such notice,  that portion to which  Residential  Funding  would have been entitled  pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its  Servicing  Fee in respect  thereof,  and  any  other  amounts  payable  to  Residential  Funding  hereunder  the entitlement  to which arose prior to the  termination of its  activities  hereunder.  Upon the termination of Residential  Funding as Master Servicer  hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a)     On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer
(except for the responsibilities, duties and liabilities contained in Sections 2.02 and
2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such
Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate
Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof);
provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder.  As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if
the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage
Loans held in the Custodial Account or the Certificate Account.  If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie
Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the
Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  The Servicing Fee for any successor
Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than
0.20% per annum in the event that the successor Master Servicer is not servicing such
Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.  The
Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

(b)     In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of
MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master
Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing
MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the
Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage
Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor Master
Servicer.  The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office.  The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the
Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such termination or appointment of a successor to the Master Servicer, the
Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b)     Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders  representing  at least 66% of the Voting Rights  affected by a default or
Event of Default  hereunder  may waive such  default or Event of Default;  provided,  however, that (a) a default or Event of Default  under  clause (i) of Section  7.01 may be waived  only by all of the Holders of  Certificates  affected  by such  default or Event of Default and (b)
no waiver  pursuant  to this  Section  7.04 shall  affect the Holders of  Certificates  in the manner set forth in Section  11.01(b)(i)  or (ii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights affected by such default or Event of Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been  remedied  for every  purpose  hereunder.  No such  waiver  shall extend to any  subsequent or other default or Event of Default or impair any right  consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                    CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of
Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  The
Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee  shall  forward or cause to be forwarded in a timely  fashion the notices, reports and  statements  required to be  forwarded by the Trustee  pursuant to Sections  4.03,
4.06,  7.03 and 10.01.  The Trustee shall furnish in a timely  fashion to the Master  Servicer such  information  as the Master  Servicer  may  reasonably  request from time to time for the
Master  Servicer to fulfill its duties as set forth in this Agreement.  The Trustee  covenants and agrees that it shall perform its  obligations  hereunder in a manner so as to maintain the status of any portion of any REMIC  formed  under the Series  Supplement  as a REMIC under the
REMIC  Provisions and (subject to Section  10.01(f)) to prevent the imposition of any federal, state or local income,  prohibited  transaction,  contribution  or other tax on the Trust Fund to the extent that maintaining  such status and avoiding such taxes are reasonably  within the control  of the  Trustee  and are  reasonably  within  the  scope  of its  duties  under  this
Agreement.

(c)     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the
        Trustee shall be determined solely by the express provisions of this Agreement, the
        Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master
        Servicer and which on their face, do not contradict the requirements of this
        Agreement;

(ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
        Certificateholders of any Class holding Certificates which evidence, as to such
        Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an
        Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a
        Responsible Officer of the Trustee assigned to and working in the Corporate Trust
        Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master
        Servicer, the Company or any Certificateholder; and

(v)     Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)     The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on
"net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the
        Certificateholders, pursuant to the provisions of this Agreement, unless such
        Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;
        nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by
        Holders of Certificates of any Class evidencing, as to such Class, Percentage
        Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the
        Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)    The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the
        Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)   To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the
        Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the
        Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust
Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements  of the  Company or the Master  Servicer  as the case may be, and the
Trustee   assumes  no   responsibility   for  their   correctness.   The   Trustee   makes  no
representations  as to the validity or sufficiency  of this  Agreement or of the  Certificates
(except that the Certificates  shall be duly and validly  executed and  authenticated by it as
Certificate  Registrar) or of any Mortgage Loan or related  document,  or of MERS or the MERS(R)
System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or  application  by the Company or the Master  Servicer of any of the  Certificates  or of
the  proceeds of such  Certificates,  or for the use or  application  of any funds paid to the
Company or the Master  Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)     The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, and the
Custodial Agreement and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in Section 2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

(i)     with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall  not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations  created by this Section
8.05(b) of the Master  Servicer to  indemnify  the  Trustee  under the  conditions  and to the extent set forth herein.

        Notwithstanding the foregoing,  the indemnification provided by the Master Servicer in this  Section  8.05(b)  shall not pertain to any loss,  liability  or expense of the  Trustee, including  the costs  and  expenses  of  defending  itself  against  any  claim,  incurred  in connection  with any actions taken by the Trustee at the  direction of the  Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The  Trustee  hereunder  shall at all times be a  corporation  or a  national  banking association  having its  principal  office in a state and city  acceptable  to the Company and organized  and doing  business  under the laws of such state or the United  States of America, authorized under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least  $50,000,000  and  subject to  supervision  or  examination  by federal or state  authority.  If such corporation or national banking  association  publishes  reports of condition  at  least  annually,  pursuant  to  law  or to the  requirements  of the  aforesaid supervising  or  examining  authority,  then for the  purposes of this  Section  the  combined capital  and  surplus  of such  corporation  shall be deemed to be its  combined  capital  and surplus as set forth in its most  recent  report of  condition  so  published.  In case at any time the  Trustee  shall  cease to be  eligible  in  accordance  with the  provisions  of this
Section,  the Trustee shall resign  immediately in the manner and with the effect specified in
Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company and the Master Servicer.  Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the
Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the
Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the
Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause
(ii) above), other than any failure to comply with the provisions of Article XII, in which case no notice or grace period shall be applicable) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating
Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a
Custodian, which shall become the agent of any successor trustee hereunder), and the
Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of
Section 8.06.

(c)     Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of
Certificates at their addresses as shown in the Certificate Register.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association into which the Trustee may be merged or converted  or with which it may be  consolidated  or any  corporation  or national  banking association  resulting  from any  merger,  conversion  or  consolidation  to which the Trustee shall be a party,  or any  corporation  or  national  banking  association  succeeding  to the business of the  Trustee,  shall be the  successor  of the Trustee  hereunder,  provided  such corporation  or  national  banking  association  shall be  eligible  under the  provisions  of
Section  8.06,  without the execution or filing of any paper or any further act on the part of any of the  parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee shall mail  notice of any such  merger or  consolidation  to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the
Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to
Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any appointment of a co-trustee or separate trustee pursuant to this
Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the
Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d)     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may,  with the consent of the Master  Servicer and the Company,  or shall, at the direction of the Company and the Master  Servicer,  appoint one or more  Custodians who are not  Affiliates  of the  Company,  the  Master  Servicer  or any  Seller  to hold all or a portion  of the  Mortgage  Files  as agent  for the  Trustee,  by  entering  into a  Custodial
Agreement.  Subject to  Article  VIII,  the  Trustee  agrees to comply  with the terms of each
Custodial  Agreement  and to enforce the terms and  provisions  thereof  against the Custodian for the benefit of the  Certificateholders.  Each Custodian shall be a depository  institution subject to  supervision  by  federal or state  authority,  shall have a combined  capital  and surplus of at least  $15,000,000 and shall be qualified to do business in the  jurisdiction in which it holds any Mortgage  File.  Each  Custodial  Agreement may be amended only as provided in Section 11.01.  The Trustee shall notify the  Certificateholders  of the appointment of any
Custodian  (other  than the  Custodian  appointed  as of the  Closing  Date)  pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee  will  maintain an office or agency at the address  designated  in Section
11.05 of the Series  Supplement  where  Certificates  may be surrendered  for  registration of transfer or  exchange.  The Trustee will  maintain an office at the address  stated in Section
11.05 of the Series  Supplement  where  notices  and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.  Optional Purchase by the Master Servicer of All Certificates; Termination Upon
                      Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

(a)     Subject to Section 9.02, the respective obligations and responsibilities of the
Company, the Master Servicer and the Trustee created hereby in respect of the Certificates
(other than the obligation of the Trustee to make certain payments after the Final
Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)     the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage
        Loan, or

(ii)    the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100%
        of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such
        Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance on the day of repurchase plus accrued interest thereon at the Mortgage Rate (or Modified Mortgage
        Rate in the case of any Modified Mortgage Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond (i) the Maturity Date or (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
        Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a
        REMIC.  The purchase price paid by the Master Servicer shall also include any amounts owed by the Master Servicer pursuant to Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (xii) of such Section that remain unpaid on the date of such purchase.

        The right of the  Master  Servicer  to  purchase  all the  assets  of the  Trust  Fund pursuant to clause (ii) above is  conditioned  upon the Pool  Stated  Principal  Balance as of the Final  Distribution  Date,  prior to giving  effect  to  distributions  to be made on such
Distribution  Date,  being less than ten percent of the Cut-off Date Principal  Balance of the
Mortgage  Loans.  If such right is  exercised  by the  Master  Servicer,  the Master  Servicer shall  be  entitled  to  reimbursement  for  the  full  amount  of any  unreimbursed  Advances theretofore  made by it with  respect to the  Mortgage  Loans  pursuant  to Section  3.10.  In addition,  the Master  Servicer  shall  provide to the Trustee the  certification  required by
Section  3.15 and the Trustee  and any  Custodian  shall,  promptly  following  payment of the purchase price,  release to the Master Servicer the Mortgage Files  pertaining to the Mortgage
Loans being purchased.

        In  addition  to the  foregoing,  on any  Distribution  Date on which the Pool  Stated
Principal  Balance,  prior to giving effect to distributions  to be made on such  Distribution
Date, is less than ten percent of the Cut off Date  Principal  Balance of the Mortgage  Loans,
the Master  Servicer  shall have the right,  at its option,  to purchase the  Certificates  in whole, but not in part, at a price equal to the outstanding  Certificate  Principal Balance of such  Certificates  plus the sum of  Accrued  Certificate  Interest  thereon  for the  related
Interest Accrual Period and any previously unpaid Accrued Certificate Interest..

(b)     The Master Servicer shall give the Trustee not less than 40 days' prior notice of the
Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by Residential Funding of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master
Servicer anticipates that the Certificates will be purchased (as a result of the exercise by
Residential Funding of its right to purchase the outstanding Certificates).  Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding
Certificates shall be given promptly by the Master Servicer (if Residential Funding is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding
Certificates), or by the Trustee (in any other case) by letter.  Such notice shall be prepared by the Master Servicer (in the case of Residential Funding exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates) or the
Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)     the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this
        Agreement or, in the case of the purchase by the Master Servicer of the outstanding
        Certificates, the Distribution Date on which such purchase is to be made,

(ii)    the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii)   that the Record Date otherwise applicable to such Distribution Date is not applicable and that payment will be made only upon presentation and surrender of the
        Certificates at the office or agency of the Trustee therein specified.

        If  the  Master  Servicer  is  obligated  to  give  notice  to  Certificateholders  as aforesaid,  it shall give such notice to the Certificate  Registrar at the time such notice is given to  Certificateholders  and, if Residential Funding is exercising its rights to purchase the  outstanding  Certificates,  Residential  Funding  shall give such  notice to each  Rating
Agency at the time such  notice is given to  Certificateholders.  As a result of the  exercise by  Residential  Funding  of its  right  to  purchase  the  assets  of the  Trust  Fund or the outstanding  Certificates,  Residential  Funding shall deposit in the Custodial Account before the Final  Distribution  Date in immediately  available  funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above.

(c)     Upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by Residential Funding of its right to purchase the
Certificates, the Trustee shall distribute to the Certificateholders on the Final
Distribution Date the respective amounts determined in accordance with Section 4.02.
Nothwithstanding the reduction of the Certificate Principal Balance of any Class of
Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master
Servicer and the Trustee hereunder in accordance with Article IX.

(d)     If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if Residential
Funding exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any
Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e)     If any Certificateholders do not surrender their Certificates on or before the
Distribution Date on which a purchase of the outstanding Certificates is to be made, the
Trustee shall on such date cause all funds in the Custodial Account deposited therein by
Residential Funding pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their
Certificates for payment of the purchase price therefor.  If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this
Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the
Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such
Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.

(f)     All rights of Residential Funding to purchase the assets of the Trust Fund, or to purchase specified classes of Certificates, as set forth in Section 9.01(a) are referred to in this Agreement as the "Call Rights".  Notwithstanding any other provision of this
Agreement, Residential Funding shall have the right to sell, transfer, pledge or otherwise assign the Call Rights at any time to any Person.  Upon written notice by Residential
Funding to the Trustee and the Master Servicer of any such assignment of the Call Rights to any assignee, the Trustee and the Master Servicer shall be obligated to recognize such assignee as the holder of the Call Rights.  Such entity, if not Residential Funding or an affiliate, shall be deemed to represent, at the time of such sale, transfer, pledge or other assignment, that one of the following will be, and at the time the Call Right is exercised is, true and correct:  (i) the exercise of such Call Right shall not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (including by reason of U.S. Department of Labor ("DOL") Prohibited Transaction Class Exemption ("PTCE")
75-1 (Part I), 84-14, 90-1, 91-38, 95-60 or 96-23 or other applicable exemption) or (ii)
such entity is (A) not a party in interest under Section 3(14) of ERISA or a disqualified person under Section 4975(e)(2) of the Code with respect to any employee benefit plan subject to Section 406 of ERISA or any plan subject to Section 4975 of the Code (other than an employee benefit plan or plan sponsored or maintained by the entity, provided that no assets of such employee benefit plan or plan are invested or deemed to be invested in the
Certificates) and (B) not a "benefit plan investor" as described in DOL regulation Section
2510.3-101(f)(2).  If any such assignee of the Call Right is unable to exercise such Call
Right by reason of the preceding sentence, then the Call Right shall revert to the immediately preceding assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02.  Additional Termination Requirements.

(a)     Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the
Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1.  The Master
        Servicer also shall satisfy all of the requirements of a qualified liquidation for a
        REMIC under Section 860F of the Code and regulations thereunder;

(ii)    The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the
        Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If Residential Funding or the Company is exercising its right to purchase the assets of the Trust Fund, Residential Funding shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the
        Trust Fund for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each
REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this
Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections,  the applicable
REMIC  shall be  terminated  on the  earlier  of the Final  Distribution  Date and the date on which it is deemed to receive the last  deemed  distributions  on the  related  Uncertificated
REMIC Regular Interests and the last distribution due on the Certificates is made.
ARTICLE X

                                       REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC Administrator shall make an election to treat the Trust Fund as one or more
REMICs under the Code and, if necessary, under applicable state law.  The assets of each such REMIC will be set forth in the Series Supplement.  Such election will be made on Form
1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the
Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the
Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b)     The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c)     The REMIC Administrator shall hold a Class R Certificate representing a 0.01%
Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC
Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC
Administrator shall be entitled to reimbursement therefor out of amounts attributable to the
Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.  If the REMIC Administrator is no longer the
Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as
REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such
Tax Returns in a timely manner.  The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor.  The REMIC
Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)     The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee,
and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f)     The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master
Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master
Servicer and the REMIC Administrator, to the extent reasonably requested by the Master
Servicer and the REMIC Administrator to do so).  The Master Servicer and the REMIC
Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the
Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC
(including but not limited to the tax on prohibited transactions as defined in Section
860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d)
of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master
Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the
REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master
Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust
Fund has been given and that all other preconditions to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an
Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC
Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the
Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur.  The Master Servicer or the REMIC
Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC
Administrator.  At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)     In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d)
of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this
Agreement or the Master Servicer has in its sole discretion determined to indemnify the
Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the
Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)     Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section
10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations,
the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated
REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and
Uncertificated REMIC Regular Interest represented by any Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l)     Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage
Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m)     Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a
Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this
Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this
Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

     (a)The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC
Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust
Fund, the Company or the Master Servicer, as a result of a breach of the
Trustee's covenants set forth in Article VIII or this Article X.

     (b)The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust
Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the
REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the
Master Servicer in which case Section 10.02(c) will apply.

     (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax
Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This Agreement or any Custodial Agreement may be amended from time to time by the
Company, the Master Servicer and the Trustee, without the consent of any of the
Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and
        (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)    to change the timing and/or nature of deposits into the Custodial Account or the
        Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)     to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an
        Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the
        Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)    to make any other provisions with respect to matters or questions arising under this
        Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

(vii)   to amend any provision herein or therein that is not material to any of the
        Certificateholders.

(b)     This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of
Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)    reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of
Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment)
to the effect that such amendment or the exercise of any power granted to the Master
Servicer, the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d)     Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder.
It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)     The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the
Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund.  To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust
Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of
Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on
"contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.  In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate
Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate;
it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the
Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the
Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the
Certificateholders.

(b)     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b)     No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No Certificateholder shall have any right by virtue of any provision of this
Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the
Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each
Certificateholder with every other Certificateholder and the Trustee, that no one or more
Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of
Certificateholders of such Class or all Classes, as the case may be.  For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with  the  laws of the  State of New York and the  obligations,  rights  and  remedies  of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable,  shall (i) notify each
Rating Agency and the  Subservicer at such time as it is otherwise  required  pursuant to this
Agreement  to give  notice of the  occurrence  of any of the events  described  in clause (a),
(b),  (c),  (d),  (g),  (h), (i) or (j) below or (ii) provide a copy to each Rating Agency and
Subservicer at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e)     the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     a change in the location of the Custodial Account or the Certificate Account,

(h)     the occurrence of any monthly cash flow shortfall to the Holders of any Class of
Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer  shall provide  prompt  written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements, provisions  or terms  shall be deemed  severable  from the  remaining  covenants,  agreements, provisions  or  terms  of  this  Agreement  and  shall  in  no  way  affect  the  validity  or enforceability  of the  other  provisions  of this  Agreement  or of the  Certificates  or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This  Agreement  may be  supplemented  by means of the addition of a separate  Article hereto (a "Supplemental  Article") for the purpose of  resecuritizing  any of the Certificates issued  hereunder,  under the  following  circumstances.  With respect to any Class or Classes of Certificates  issued  hereunder,  or any portion of any such Class, as to which the Company
or  any  of  its  Affiliates  (or  any  designee   thereof)  is  the  registered  Holder  (the
"Resecuritized Certificates"),  the Company may deposit such Resecuritized Certificates into a new REMIC,  grantor trust or custodial  arrangement (a "Restructuring  Vehicle") to be held by the Trustee  pursuant to a Supplemental  Article.  The instrument  adopting such  Supplemental
Article  shall be executed by the Company,  the Master  Servicer  and the  Trustee;  provided, that neither the Master  Servicer nor the Trustee  shall  withhold  their  consent  thereto if their  respective  interests  would  not be  materially  adversely  affected  thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially issued hereunder,  the adoption of the
Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each  Supplemental  Article shall set forth all necessary  provisions  relating to the
holding  of  the  Resecuritized   Certificates  by  the  Trustee,  the  establishment  of  the
Restructuring   Vehicle,   the  issuing  of  various  classes  of  new   certificates  by  the
Restructuring  Vehicle and the  distributions  to be made  thereon,  and any other  provisions necessary  for the  purposes  thereof.  In  connection  with each  Supplemental  Article,  the
Company  shall  deliver to the  Trustee  an  Opinion  of  Counsel  to the effect  that (i) the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust or other entity not subject to taxation for federal  income tax purposes  and (ii) the adoption of the  Supplemental  Article will not  endanger  the status of the Trust Fund as a REMIC or (subject  to Section  10.01(f))
result in the  imposition of a tax upon the Trust Fund  (including  but not limited to the tax on  prohibited  transactions  as  defined  in  Section  860F(a)(2)  of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

        As provided in Section 11.09 of the Series Supplement.

        SECTION 11.10 No Petition.

        The Company,  Master Servicer and the Trustee,  by entering into this  Agreement,  and each Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time  institute  against the Trust  Fund,  or join in any  institution  against the
Trust Fund, any  bankruptcy  proceedings  under any United States federal or state  bankruptcy or similar law in connection  with any  obligation  with respect to the  Certificates  or this
Agreement.

ARTICLE XII

                                COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of Parties; Reasonableness.

        The  Company,  the  Trustee  and the Master  Servicer  acknowledge  and agree that the purpose of this Article XII is to  facilitate  compliance  by the Company with the  provisions of Regulation AB and related rules and  regulations of the  Commission.  The Company shall not exercise  its right to request  delivery  of  information  or other  performance  under  these provisions  other  than  in good  faith,  or for  purposes  other  than  compliance  with  the
Securities  Act, the Exchange Act and the rules and  regulations of the  Commission  under the
Securities  Act  and  the  Exchange  Act.  Each  of  the  Master   Servicer  and  the  Trustee
acknowledges that  interpretations  of the requirements of Regulation AB may change over time, whether due to  interpretive  guidance  provided  by the  Commission  or its staff,  consensus
among  participants  in  the  mortgage-backed   securities  markets,  advice  of  counsel,  or
otherwise,  and agrees to comply with  requests made by the Company in good faith for delivery of information under these provisions on the basis of evolving  interpretations  of Regulation
AB. Each of the Master  Servicer and the Trustee shall  cooperate  reasonably with the Company to  deliver  to the  Company  (including  any of its  assignees  or  designees),  any  and all disclosure,  statements, reports, certifications,  records and any other information necessary in the  reasonable,  good faith  determination  of the Company to permit the Company to comply with the provisions of Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

(a)     The Trustee shall be deemed to represent to the Company as of the date hereof and on each date on which information is provided to the Company under Sections 12.01, 12.02(b) or
12.03 that, except as disclosed in writing to the Company prior to such date:  (i) it is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other Securitization Transaction due to any default of the Trustee; (ii) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its trustee obligations under this
Agreement or any other Securitization Transaction as to which it is the trustee; (iii) there are no material legal or governmental proceedings pending (or known to be contemplated)
against it that would be material to Certificateholders; (iv) there are no relationships or transactions relating to the Trustee with respect to the Company or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in Regulation AB)
relating to the Securitization Transaction contemplated by the Agreement, as identified by the Company to the Trustee in writing as of the Closing Date (each, a "Transaction Party")
that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the Securitization
Transaction, and that are material to the investors' understanding of the Certificates; and
(v) the Trustee is not an affiliate of any Transaction Party.  The Company shall notify the
Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)     If so requested by the Company on any date following the Closing Date, the Trustee shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide the pertinent facts, in writing, to the Company.  Any such request from the Company shall not be given more than once each calendar quarter, unless the Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 12.03. Information to be Provided by the Trustee.

        For so long as the  Certificates  are  outstanding,  for the purpose of satisfying the
Company's  reporting  obligation  under  the  Exchange  Act  with  respect  to  any  class  of
Certificates,  the  Trustee  shall  provide to the  Company a written  description  of (a) any litigation  or  governmental  proceedings  pending  against  the Trustee as of the last day of each calendar  month that would be material to  Certificateholders,  and (b) any  affiliations or  relationships  (as  described in Item 1119 of  Regulation  AB) that develop  following the
Closing Date between the Trustee and any  Transaction  Party of the type  described in Section
12.02(a)(iv)  or  12.02(a)(v)  as of the  last day of each  calendar  year.  Any  descriptions required  with  respect  to legal  proceedings,  as well as  updates  to  previously  provided descriptions,  under this Section  12.03 shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the relevant  event occurs,  and any notices  and  descriptions  required  with  respect  to  affiliations,  as well as  updates to previously  provided  descriptions,  under  this  Section  12.03  shall be given no later than
January 31 of the calendar  year  following the year in which the relevant  event  occurs.  As of the date the Company or Master  Servicer  files each Report on Form 10-D and Report on Form
10-K with  respect to the  Certificates,  the  Trustee  will be deemed to  represent  that any information  previously  provided  under this Article XII is  materially  correct and does not have any material  omissions  unless the Trustee has  provided an update to such  information.
The Company will allow the Trustee to review any  disclosure  relating to material  litigation against the Trustee  prior to filing such  disclosure  with the  Commission  to the extent the
Company changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

        On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the Company a report (in form and substance reasonably satisfactory to the
Company) regarding the Trustee's assessment of compliance with the applicable Servicing
Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and
15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Company and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

(b)     deliver to the Company a report of a registered public accounting firm reasonably acceptable to the Company that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall indemnify the Company, each affiliate of the Company, the Master
Servicer and each broker dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)     (A)  any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' attestation or other material provided under this Article XII by or on behalf of the Trustee (collectively, the
        "Trustee Information"), or (B) the omission or alleged omission to state in the
        Trustee Information a material fact required to be stated in the Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Trustee Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the
        Trustee Information or any portion thereof is presented together with or separately from such other information; or;

(ii)    any failure by the Trustee to deliver any information, report, certification or other material when and as required under this Article XII, other than a failure by the
        Trustee to deliver an accountants' attestation.

(b)     In the case of any failure of performance described in clause (ii) of Section
12.05(a), the Trustee shall promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants'
attestation or other material not delivered as required by the Trustee and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

(c)     The Company and the Master Servicer shall indemnify the Trustee, each affiliate of the Trustee or each Person who controls the Trustee (within the meaning of Section 15 of the
Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the Company or Master Servicer for inclusion in any report filed with
Commission under the Exchange Act (collectively, the "RFC Information"), or (ii) the omission or alleged omission to state in the RFC Information a material fact required to be stated in the RFC Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (ii) of this paragraph shall be construed solely by reference to the RFC Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the RFC Information or any portion thereof is presented together with or separately from such other information.

                                          EXHIBIT A

    FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE
    AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        [UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED  REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.]

Certificate No. [____]                          Rate [based on a Notional Amount]
Class [A-___] Senior                            Percentage Interest: ____%
Date of Pooling and Servicing Agreement         Aggregate Initial [Certificate Principal
and Cut-off Date:                               Balance] [Interest Only/Class A-V] [Notional
[______________]                                Amount] [Subclass Notional Amount] of the
                                                Class [A-___] Certificates: $________
First Distribution Date:                        [Initial] [Certificate Principal Balance]
[______________]                                [Interest Only/Class A-V] [Subclass]
                                                [Notional Amount] of this Certificate:
                                                $[______________]
Master Servicer:
Residential Funding Corporation
[Assumed] [Scheduled] Final Distribution Date:  CUSIP
[______________]                                [______________]
                              MORTGAGE PASS-THROUGH CERTIFICATE
                                       SERIES ________

                                                   evidencing a percentage interest in
                                                   the distributions allocable to the
                                                   Class [A-___] Certificates with
                                                   respect to a Trust Fund consisting
                                                   primarily of a pool of conventional
                                                   one- to four-family fixed interest
                                                   rate first mortgage loans formed
                                                   and sold by RESIDENTIAL FUNDING
                                                   MORTGAGE SECURITIES I, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent an obligation of or interest in  Residential  Funding  Mortgage  Securities I, Inc.,
the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality  or by Residential  Funding Mortgage
Securities I, Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group,  Inc. or any of
their  affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group,  Inc. or
any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that  _____________ is the registered owner of the Percentage  Interest evidenced  by this  Certificate  [(obtained  by dividing the  [Initial  Certificate  Principal
Balance]  [Initial  [Interest  Only/Class  A-V] Notional  Amount] of this  Certificate  by the aggregate  [Initial  Certificate  Principal  Balance  of all Class A-  Certificates]  [Initial
[Interest  Only/Class A-V] Notional  Amounts of all [Interest  Only/Class A-V]  Certificates],
both as specified above)] in certain  distributions  with respect to the Trust Fund consisting primarily of an interest in a pool of  conventional  one- to  four-family  fixed interest rate first mortgage loans (the "Mortgage Loans"),  formed and sold by Residential  Funding Mortgage
Securities  I, Inc.  (hereinafter  called the  "Company,"  which term  includes any  successor entity  under the  Agreement  referred  to below).  The Trust Fund was  created  pursuant to a
Series  Supplement,  dated as specified  above, to the Standard Terms of Pooling and Servicing
Agreement dated as of  ________________  (together,  the "Pooling and Servicing  Agreement" or the "Agreement") among the Company, the Master Servicer and  _______________,  as trustee (the
"Trustee"),  a  summary  of  certain  of the  pertinent  provisions  of  which  is  set  forth hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding  such last day)
of the month immediately  preceding the month of such  distribution (the "Record Date"),  from the  [related]  Available  Distribution  Amount  in an  amount  equal  to the  product  of the
Percentage   Interest  evidenced  by  this  Certificate  and  the  amount  [(of  interest  and principal,  if any)] required to be distributed  to Holders of Class A-  Certificates  on such
Distribution   Date.  [the  [Interest   Only/Class  A-V]  Notional  Amount  of  the  [Interest
Only/Class  A-V]  Certificates  as of any date of  determination  is  equal  to the  aggregate stated  Principal  Balance of the Mortgage Loans  corresponding  to the  uncertificated  REMIC regular interests represented by such [Interest Only/Class A-V] Certificates.]

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose  in the City and State of New  York.  [The  [Initial  Certificate  Principal  Balance]
[Initial  [Interest  Only/Class A-V] Notional Amount] of this Certificate is set forth above.]
[The  Certificate  Principal  Balance  hereof  will be reduced to the extent of  distributions allocable to principal and any Realized Losses allocable hereto.]

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as Mortgage  Pass-Through  Certificates  of the Series  specified  hereon
(herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes  including  without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement  and the  modification  of the rights and  obligations  of the  Company,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the Master  Servicer and the Trustee with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66.6% of the  Percentage  Interests of each  Class  of  Certificates  affected  thereby.  Any  such  consent  by the  Holder  of this
Certificate  shall be  conclusive  and binding on such  Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in the City and State of New York,  duly endorsed by, or  accompanied by an assignment in the form  below  or other  written  instrument  of  transfer  in form  satisfactory  to the
Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Company,  the Master Servicer,  the Trustee and the Certificate  Registrar and any
agent of the  Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company, the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan [in the related Loan Group] subject  thereto or the  disposition of all property acquired upon  foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans [in the related  Loan Group] and all  property  acquired in respect of such  Mortgage  Loans,  thereby effecting  early  retirement  of  the  Certificates.  The  Agreement  permits,  but  does  not require,  the Master  Servicer  to (i)  purchase  at a price  determined  as  provided  in the
Agreement all remaining  Mortgage Loans [in the related Loan Group] and all property  acquired in  respect  of any  Mortgage  Loan or (ii)  purchase  in whole,  but not in part,  all of the
[related]  Certificates from the Holders thereof;  provided,  that any such option may only be exercised  if the Pool Stated  Principal  Balance of the  Mortgage  Loans [in the related Loan
Group]  as of the  Distribution  Date  upon  which  the  proceeds  of any  such  purchase  are distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage
Loans Group [in the related Loan Group].

        Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

        Dated:____________________          [TRUSTEE],

                                             as Trustee

                                             By:__________________________________

                                             Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

        This  is one of the  Class  [A- ]  Certificates  referred  to in the  within-mentioned
Agreement.

                                            [TRUSTEE],
                                            as Certificate Registrar

                                            By:___________________________________
                                            Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)  unto
______________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal  zip  code of  assignee)  a
Percentage  Interest  evidenced by the within  Mortgage  Pass-Through  Certificate  and hereby authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:

        Dated: __________________                         ______________________________________
                                                          Signature by or on behalf of assignor

                                                          _____________________________________
                                                          Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise,  in immediately  available
funds  to   _______________________for   the  account  of  __________________  account  number
______________,   or,  if  mailed  by  check,  to  ____________________________.   Applicable
statements should be mailed to ________________________.

        This  information is provided by  _____________________,  the assignee named above, or
________________, as its agent.

                                          EXHIBIT B

    FORM OF CLASS M CERTIFICATE

        THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO THE  [RELATED]  SENIOR
CERTIFICATES  [CLASS  M-1  CERTIFICATES]  [AND CLASS M-2  CERTIFICATES]  AS  DESCRIBED  IN THE
AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE  NAME  OF  CEDE  &  CO.  OR  IN  SUCH  OTHER  NAME  AS  IS  REQUESTED  BY  AN   AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT IS MADE TO CEDE & CO. OR TO SUCH  OTHER  ENTITY AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF
FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        ANY  TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF
ITS  PURCHASE OR HOLDING OF SUCH  CERTIFICATE  (OR ANY  INTEREST  HEREIN) THAT EITHER (A) SUCH
TRANSFEREE  IS NOT  AN  EMPLOYEE  BENEFIT  PLAN  OR  OTHER  PLAN  SUBJECT  TO  THE  PROHIBITED
TRANSACTION  PROVISIONS  OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED
("ERISA"),  OR SECTION 4975 OF THE CODE (EACH, A "PLAN"),  OR ANY PERSON  (INCLUDING,  WITHOUT
LIMITATION,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING
"PLAN ASSETS," WITHIN THE MEANING OF THE U.S.  DEPARTMENT OF LABOR  REGULATION  PROMULGATED AT
29 C.F.R.ss. 2510.3-101,  OF ANY PLAN (EACH,  A "PLAN  INVESTOR") TO EFFECT SUCH  ACQUISITION,
(B) IT HAS ACQUIRED AND IS HOLDING THIS  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT OF LABOR
PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS MOST
RECENTLY AMENDED BY PTE 2002-41,  67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC  EXEMPTION"),
AND THAT IT  UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS  TO THE  AVAILABILITY  OF THE RFC
EXEMPTION  INCLUDING THAT SUCH CERTIFICATE  MUST BE RATED, AT THE TIME OF PURCHASE,  NOT LOWER
THAN  "BBB-"  (OR ITS  EQUIVALENT)  BY  STANDARD  & POOR'S,  FITCH OR  MOODY'S  OR (C)(I)  THE
TRANSFEREE  IS AN  INSURANCE  COMPANY,  (II) THE SOURCE OF FUNDS USED TO  PURCHASE OR HOLD THE
CERTIFICATE (OR ANY INTEREST  HEREIN) IS AN "INSURANCE  COMPANY  GENERAL  ACCOUNT" (AS DEFINED
IN U.S.  DEPARTMENT OF LABOR  PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND
(III) THE CONDITIONS  SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED  (EACH
ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

        IF THIS  CERTIFICATE (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE
PROVISIONS OF THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (A) IS
NOT A PLAN OR A PLAN  INVESTOR,  (B) ACQUIRED  SUCH  CERTIFICATE  IN  COMPLIANCE  WITH THE RFC
EXEMPTION OR (C) IS A COMPLYING  INSURANCE COMPANY SHALL BE RESTORED,  TO THE EXTENT PERMITTED
BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE
OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON
FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED  CERTIFICATE  OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR
ANY INTEREST  HEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS IN SECTION 5.02(e) OF THE
POOLING AND SERVICING  AGREEMENT SHALL  INDEMNIFY AND HOLD HARMLESS THE COMPANY,  THE TRUSTEE,
THE  MASTER  SERVICER,  ANY  SUBSERVICER,  AND THE  TRUST  FUND FROM AND  AGAINST  ANY AND ALL
LIABILITIES,  CLAIMS,  COSTS  OR  EXPENSES  INCURRED  BY  SUCH  PARTIES  AS A  RESULT  OF SUCH
ACQUISITION OR HOLDING.

Certificate No. [____]
Class [M-___] Subordinate
Date of Pooling and Servicing Agreement         Principal Balance of the Class M
and Cut-off Date:                               Certificates: $_______________
[______________]
First Distribution Date:                        Initial Certificate Principal Balance of this
[______________]                                Certificate:
                                                $[______________]
Master Servicer:
Residential Funding Corporation
[Assumed] [Schedule] Final
Distribution Date:                              CUSIP
[______________]                                [______________]

                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                       SERIES ________

     evidencing  a  percentage  interest in any  distributions  allocable to the
     Class  M-___  Certificates  with  respect  to  the  Trust  Fund  consisting primarily of a pool of conventional one- to four-family fixed interest rate first  mortgage  loans  formed  and sold by  RESIDENTIAL  FUNDING  MORTGAGE
     SECURITIES I, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent an obligation of or interest in  Residential  Funding  Mortgage  Securities I, Inc.,
the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality  or by Residential  Funding Mortgage
Securities I, Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group,  Inc. or any of
their  affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group,  Inc. or
any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that is the registered  owner of the Percentage  Interest  evidenced by this Certificate  (obtained by dividing the Certificate  Principal Balance of this Certificate by the  aggregate  Certificate  Principal  Balance of all Class  M-___  Certificates,  both as specified above) in certain  distributions  with respect to a Trust Fund consisting  primarily of a pool of  conventional  one- to four-family  fixed interest rate first mortgage loans (the
"Mortgage  Loans"),  formed  and sold by  Residential  Funding  Mortgage  Securities  I,  Inc.
(hereinafter  called the  "Company,"  which  term  includes  any  successor  entity  under the
Agreement  referred  to below).  The Trust Fund was created  pursuant to a Series  Supplement, dated as specified  above,  to the Standard Terms of Pooling and Servicing  Agreement dated as of  ________________  (together,  the "Pooling and Servicing  Agreement"  or the  "Agreement")
among the  Company,  the Master  Servicer  and  ___________,  as trustee  (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding  such last day)
of the month immediately  preceding the month of such  distribution (the "Record Date"),  from the  [related]  Available  Distribution  Amount  in an  amount  equal  to the  product  of the
Percentage  Interest  evidenced by this Certificate and the amount (of interest and principal, if  any)  required  to  be  distributed  to  Holders  of  Class  M-___  Certificates  on  such
Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose  in the City and State of New York.  The  Initial  Certificate  Principal  Balance  of
this  Certificate  is set forth  above.  The  Certificate  Principal  Balance  hereof  will be reduced to the extent of the  distributions  allocable  to principal  and any Realized  Losses allocable hereto.

        As  described  above,  any  transferee  of this  Certificate  will be  deemed  to have represented  by virtue  of its  purchase  or  holding  of this  Certificate  (or any  interest herein)  that  either  (a)  such  transferee  is not a Plan  or a  Plan  Investor,  (b) it has acquired  and is  holding  this  Certificate  in  reliance  on the RFC  Exemption  and that it understands  that  there are  certain  conditions  to the  availability  of the RFC  Exemption including  that  this  Certificate  must be rated,  at the time of  purchase,  not lower  than
"BBB-" (or its  equivalent) by Standard & Poor's,  Fitch or Moody's or (c) the transferee is a
Complying  Insurance Company. In addition,  any purported  Certificate Owner whose acquisition or holding of this  Certificate  (or any  interest  herein) was  effected in  violation of the restrictions  in Section  5.02(e) of the  Agreement  shall  indemnify  and hold  harmless  the
Company,  the  Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and against  any and all  liabilities,  claims,  costs or expenses  incurred by such  parties as a result of such acquisition or holding.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as Mortgage  Pass-Through  Certificates  of the Series  specified  hereon
(herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes  including  without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement  and the  modification  of the rights and  obligations  of the  Company,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the Master  Servicer and the Trustee with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66.6% of the  Percentage  Interests of each  Class  of  Certificates  affected  thereby.  Any  such  consent  by the  Holder  of this
Certificate  shall be  conclusive  and binding on such  Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in the City and State of New York,  duly endorsed by, or  accompanied by an assignment in the form  below  or other  written  instrument  of  transfer  in form  satisfactory  to the
Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Company,  the Master Servicer,  the Trustee and the Certificate  Registrar and any
agent of the  Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company, the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan [in the related Loan Group] subject  thereto or the  disposition of all property acquired upon  foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans [in the related  Loan Group] and all  property  acquired in respect of such  Mortgage  Loans,  thereby effecting  early  retirement  of  the  Certificates.  The  Agreement  permits,  but  does  not require,  the Master  Servicer  to (i)  purchase  at a price  determined  as  provided  in the
Agreement all remaining  Mortgage Loans [in the related Loan Group] and all property  acquired in  respect  of any  Mortgage  Loan or (ii)  purchase  in whole,  but not in part,  all of the
[related]  Certificates from the Holders thereof;  provided,  that any such option may only be exercised  if the Pool Stated  Principal  Balance of the  Mortgage  Loans [in the related Loan
Group]  as of the  Distribution  Date  upon  which  the  proceeds  of any  such  purchase  are distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage
Loans Group [in the related Loan Group].

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

        Dated:____________________          [TRUSTEE],

                                             as Trustee

                                             By:__________________________________

                                             Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

        This  is one of the  Class  [A- ]  Certificates  referred  to in the  within-mentioned
Agreement.

                                            [TRUSTEE],
                                            as Certificate Registrar

                                            By:___________________________________
                                            Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)  unto
______________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal  zip  code of  assignee)  a
Percentage  Interest  evidenced by the within  Mortgage  Pass-Through  Certificate  and hereby authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:

        Dated: __________________                         ______________________________________
                                                          Signature by or on behalf of assignor

                                                          _____________________________________
                                                          Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise,  in immediately  available
funds  to   _______________________for   the  account  of  __________________  account  number
______________,   or,  if  mailed  by  check,  to  ____________________________.   Applicable
statements should be mailed to ________________________.

        This  information is provided by  _____________________,  the assignee named above, or
________________, as its agent.

                                          EXHIBIT C

                                 FORM OF CLASS B CERTIFICATE

        THIS   CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  RELATED  SENIOR
CERTIFICATES  AND THE RELATED CLASS M  CERTIFICATES  [AND CLASS B-1] [CLASS B-2  CERTIFICATES]
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF
1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED
UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT  AND  LAWS  OR IS  SOLD  OR  TRANSFERRED  IN
TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE
LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        NO TRANSFER OF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,
UNLESS THE TRANSFEREE  PROVIDES THE TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER WITH EITHER
(A) A  CERTIFICATION  PURSUANT  TO  SECTION  5.02(e)  OF THE  AGREEMENT  OR (B) AN  OPINION OF
COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE TRUSTEE,  THE COMPANY AND
THE MASTER  SERVICER  TO THE EFFECT  THAT THE  PURCHASE  AND  HOLDING OF THIS  CERTIFICATE  IS
PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS
AMENDED  ("ERISA"),  OR SECTION  4975 OF THE INTERNAL  REVENUE  CODE OF 1986,  AS AMENDED (THE
"CODE") (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE
TRUSTEE,  THE  COMPANY  OR THE MASTER  SERVICER  TO ANY  OBLIGATION  OR  LIABILITY  (INCLUDING
OBLIGATIONS  AND  LIABILITIES  UNDER  ERISA OR SECTION  4975 OF THE CODE) IN ADDITION TO THOSE
UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION  OF  COUNSEL  SHALL  NOT BE AN  EXPENSE  OF THE
TRUSTEE, THE COMPANY OR THE MASTER SERVICER.

Certificate No. [____]
Class [B-___] Subordinate
Date of Pooling and Servicing Agreement         Principal Balance of the Class B-___
and Cut-off Date:                               Certificates as of the Cut-off Date: $________
[______________]
First Distribution Date:                        Initial Certificate Principal Balance of this
[______________]                                Certificate:
                                                $[______________]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP
[______________]                                [______________]

                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                        SERIES _______

     evidencing  a  percentage  interest in the  distributions  allocable to the
     Class B-___ Certificates with respect to a Trust Fund consisting  primarily of a pool of  conventional  one- to  four-family  fixed interest rate first mortgage loans formed and sold by RESIDENTIAL  FUNDING MORTGAGE  SECURITIES
     I, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent an obligation of or interest in  Residential  Funding  Mortgage  Securities I, Inc.,
the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality  or by Residential  Funding Mortgage
Securities I, Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group,  Inc. or any of
their  affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group,  Inc. or
any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that  _______________________ is the registered owner of the Percentage
Interest  evidenced  by  this  Certificate  (obtained  by  dividing  the  Initial  Certificate
Principal Balance of this Certificate by the aggregate Initial  Certificate  Principal Balance of all Class  B-___  Certificates,  both as  specified  above) in certain  distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of conventional  one-
to four-family  fixed interest rate first  mortgage loans (the "Mortgage  Loans"),  formed and sold by Residential  Funding Mortgage  Securities I, Inc.  (hereinafter  called the "Company,"
which term includes any successor  entity under the  Agreement  referred to below).  The Trust
Fund was created  pursuant to a Series  Supplement,  dated as specified above, to the Standard
Terms  of  Pooling  and  Servicing  Agreement  dated  as of  ________________  (together,  the
"Pooling and Servicing  Agreement" or the "Agreement") among the Company,  the Master Servicer and  ___________,  as  trustee  (the  "Trustee"),  a  summary  of  certain  of  the  pertinent provisions  of  which  is  set  forth  hereafter.  To  the  extent  not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following  (the  "Distribution  Date"),  commencing on the first  Distribution  Date specified above,  to the Person in whose name this  Certificate  is  registered at the close of business on the last day (or if such last day is not a  Business  Day,  the  Business  Day  immediately preceding  such last day) of the month  next  preceding  the month of such  distribution  (the
"Record Date"),  from the [related]  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and the amount (of interest and principal,  if any) required to be distributed to Holders of Class B Certificates  on such
Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose  in the City and State of New York.  The  Initial  Certificate  Principal  Balance  of
this  Certificate  is set forth  above.  The  Certificate  Principal  Balance  hereof  will be reduced to the extent of the  distributions  allocable  to principal  and any Realized  Losses allocable hereto.

        No transfer of this Class B  Certificate  will be made unless such  transfer is exempt from the  registration  requirements  of the  Securities  Act of  1933,  as  amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that such a  transfer  is to be made,  (i) the  Trustee or the  Company  may  require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the Company that such transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the Securities
Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the transferee shall  execute  an  investment  letter  in  the  form  described  by  Section  5.02(e)  of the
Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Company,  the Master Servicer and the  Certificate  Registrar
acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        As described  above, no transfer of this Certificate (or any interest herein) shall be made unless the  transferee  provides the Trustee,  the Company and the Master  Servicer  with either (a) a certification  pursuant to Section  5.02(e) of the Agreement  stating that either
(i) the  transferee  is not an  employee  benefit  or other  plan  subject  to the  prohibited transaction  provisions of ERISA or Section 4975 of the Code (each,  a "Plan"),  or any Person
(including,  without limitation,  an investment manager, a named fiduciary or a trustee of any
Plan)  who is  using  "plan  assets,"  within  the  meaning  of the U.S.  Department  of Labor regulation  promulgated  at 29 C.F.R.ss.2510.3-101,  of any Plan (each, a "Plan  Investor") to effect such  acquisition or (ii) the transferee is an insurance  company,  the source of funds used to purchase or hold such Certificate (or any interest  therein) is an "insurance  company general  account"  (as  defined  in U.S.  Department  of Labor  Prohibited  Transaction  Class
Exemption  ("PTCE")  95-60 and the  conditions  set forth in  Sections I and III of PTCE 95-60 have been  satisfied,  or (b) an opinion of counsel  acceptable  to and in form and  substance satisfactory  to the  Trustee,  the  Company  and the Master  Servicer  to the effect that the purchase  and holding of this  Certificate  is  permissible  under  applicable  law,  will not constitute  or result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or
Section 4975 of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the Trustee,  the Company or the Master  Servicer to any  obligation  or liability
(including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as Mortgage  Pass-Through  Certificates  of the Series  specified  hereon
(herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes  including  without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement  and the  modification  of the rights and  obligations  of the  Company,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the Master  Servicer and the Trustee with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66.6% of the  Percentage  Interests of each  Class  of  Certificates  affected  thereby.  Any  such  consent  by the  Holder  of this
Certificate  shall be  conclusive  and binding on such  Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in the City and State of New York,  duly endorsed by, or  accompanied by an assignment in the form  below  or other  written  instrument  of  transfer  in form  satisfactory  to the
Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Company,  the Master Servicer,  the Trustee and the Certificate  Registrar and any
agent of the  Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company, the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan [in the related Loan Group] subject  thereto or the  disposition of all property acquired upon  foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans [in the related  Loan Group] and all  property  acquired in respect of such  Mortgage  Loans,  thereby effecting  early  retirement  of  the  Certificates.  The  Agreement  permits,  but  does  not require,  the Master  Servicer  to (i)  purchase  at a price  determined  as  provided  in the
Agreement all remaining  Mortgage Loans [in the related Loan Group] and all property  acquired in  respect  of any  Mortgage  Loan or (ii)  purchase  in whole,  but not in part,  all of the
[related]  Certificates from the Holders thereof;  provided,  that any such option may only be exercised  if the Pool Stated  Principal  Balance of the  Mortgage  Loans [in the related Loan
Group]  as of the  Distribution  Date  upon  which  the  proceeds  of any  such  purchase  are distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage
Loans Group [in the related Loan Group].

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

        Dated:____________________          [TRUSTEE],

                                             as Trustee

                                             By:__________________________________

                                             Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

        This  is one of the  Class  [A- ]  Certificates  referred  to in the  within-mentioned
Agreement.

                                            [TRUSTEE],
                                            as Certificate Registrar

                                            By:___________________________________
                                            Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)  unto
______________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal  zip  code of  assignee)  a
Percentage  Interest  evidenced by the within  Mortgage  Pass-Through  Certificate  and hereby authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:

        Dated: __________________                         ______________________________________
                                                          Signature by or on behalf of assignor

                                                          _____________________________________
                                                          Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise,  in immediately  available
funds  to   _______________________for   the  account  of  __________________  account  number
______________,   or,  if  mailed  by  check,  to  ____________________________.   Applicable
statements should be mailed to ________________________.

        This  information is provided by  _____________________,  the assignee named above, or
________________, as its agent.

                                          EXHIBIT D

                                 FORM OF CLASS R CERTIFICATE

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED  STATES PERSON OR A
DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY  FOR  U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  IS A  "RESIDUAL
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT"  AS  THOSE  TERMS  ARE  DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        NO TRANSFER OF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,
UNLESS THE TRANSFEREE  PROVIDES THE TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER WITH EITHER
(A) A  CERTIFICATION  PURSUANT  TO  SECTION  5.02(e)  OF THE  AGREEMENT  OR (B) AN  OPINION OF
COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE TRUSTEE,  THE COMPANY AND
THE MASTER  SERVICER  TO THE EFFECT  THAT THE  PURCHASE  AND  HOLDING OF THIS  CERTIFICATE  IS
PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS
AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE (OR  COMPARABLE  PROVISIONS OF ANY SUBSEQUENT
ENACTMENTS)  AND WILL NOT  SUBJECT  THE  TRUSTEE,  THE  COMPANY OR THE MASTER  SERVICER TO ANY
OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS AND  LIABILITIES  UNDER ERISA OR SECTION 4975
OF THE CODE) IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER.

        ANY RESALE,  TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE
PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE
THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY STATE OR POLITICAL  SUBDIVISION
THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR  INSTRUMENTALITY OF ANY OF THE
FOREGOING (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE
SUBJECT TO TAX AND EXCEPT  FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED  BY  SUCH   GOVERNMENTAL   UNIT),  (B)  A  FOREIGN   GOVERNMENT,   ANY  INTERNATIONAL
ORGANIZATION,  OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF  THE  FOREGOING,  (C)  ANY
ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE)
WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS
SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION
511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL  ELECTRIC  AND  TELEPHONE
COOPERATIVES   DESCRIBED  IN  SECTION  1381(A)(2)(C)  OF  THE  CODE,  (E)  AN  ELECTING  LARGE
PARTNERSHIP  UNDER  SECTION  775(A) OF THE CODE (ANY SUCH PERSON  DESCRIBED  IN THE  FOREGOING
CLAUSES  (A),   (B),   (C),  (D)  OR  (E)  BEING  HEREIN   REFERRED  TO  AS  A   "DISQUALIFIED
ORGANIZATION"),  OR (F) AN  AGENT  OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH
TRANSFER IS TO IMPEDE THE  ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES
CERTAIN  ADDITIONAL   CONDITIONS   RELATING  TO  THE  FINANCIAL   CONDITION  OF  THE  PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION IN THE  CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER  DISPOSITION OF THIS  CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL NOT BE DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT  LIMITED  TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE
DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. [____]
Class [R-___] Senior
Date of Pooling and Servicing Agreement         Aggregate Initial Certificate Principal
and Cut-off Date:                               Balance of the Class R-___ Certificates:
[______________]                                $100.00
First Distribution Date:                        Initial Certificate Principal Balance of this
[______________]                                Certificate:
                                                $[______________]
Master Servicer:                                Percentage Interest: _____%
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP
[______________]                                [______________]

                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                        SERIES _______

          evidencing a percentage interest in the distributions allocable to the
          Class  R[-__]  Certificates  with  respect to a Trust Fund  consisting primarily of a pool of conventional one- to four-family fixed interest rate  first  mortgage  loans  formed and sold by  RESIDENTIAL  FUNDING
          MORTGAGE SECURITIES I, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent an obligation of or interest in  Residential  Funding  Mortgage  Securities I, Inc.,
the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality  or by Residential  Funding Mortgage
Securities I, Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group,  Inc. or any of
their  affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group,  Inc. or
any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that is the registered  owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing  the Initial  Certificate  Principal  Balance of this
Certificate  by the  aggregate  Initial  Certificate  Principal  Balance  of all Class  R[-__]
Certificates,  both as  specified  above) in certain  distributions  with respect to the Trust
Fund consisting  primarily of an interest in a pool of conventional  one- to four-family fixed interest rate first  mortgage  loans (the  "Mortgage  Loans"),  formed and sold by Residential
Funding  Mortgage  Securities I, Inc.  (hereinafter  called the "Company," which term includes any  successor  entity  under the  Agreement  referred  to below).  The Trust Fund was created pursuant to a Series  Supplement,  dated as specified  above, to the Standard Terms of Pooling and Servicing  Agreement dated as of  ________________  (together,  the "Pooling and Servicing
Agreement" or the  "Agreement")  among the Company,  the Master Servicer and  ___________,  as
trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding  such last day)
of the month immediately  preceding the month of such  distribution (the "Record Date"),  from the  [related]  Available  Distribution  Amount  in an  amount  equal  to the  product  of the
Percentage  Interest  evidenced by this Certificate and the amount (of interest and principal, if any) required to be  distributed to Holders of Class R  Certificates  on such  Distribution
Date.

        Each  Holder of this  Certificate  will be  deemed  to have  agreed to be bound by the restrictions  set  forth in the  Agreement  to the  effect  that (i) each  person  holding  or acquiring  any  Ownership  Interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate will be  conditioned  upon the delivery to the Trustee of, among other things,  an affidavit to the effect that it is a United  States  Person and  Permitted  Transferee,  (iii) any attempted or purported  transfer  of any  Ownership  Interest  in this  Certificate  in  violation  of such restrictions  will be  absolutely  null  and void and will  vest no  rights  in the  purported transferee,  and  (iv) if any  person  other  than a  United  States  Person  and a  Permitted
Transferee  acquires  any  Ownership  Interest  in  this  Certificate  in  violation  of  such restrictions,  then the  Company  will have the  right,  in its sole  discretion  and  without notice to the Holder of this  Certificate,  to sell this  Certificate to a purchaser  selected by the Company,  which purchaser may be the Company,  or any affiliate of the Company, on such terms and conditions as the Company may choose.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose  in the City and State of New York.  The  Initial  Certificate  Principal  Balance  of
this  Certificate  is set forth  above.  The  Certificate  Principal  Balance  hereof  will be reduced  to the  extent of  distributions  allocable  to  principal  and any  Realized  Losses allocable hereto.  Notwithstanding  the reduction of the Certificate  Principal Balance hereof to zero, this  Certificate will remain  outstanding  under the Agreement and the Holder hereof may have additional  obligations with respect to this Certificate,  including tax liabilities, and may be entitled to certain additional  distributions  hereon, in accordance with the terms and provisions of the Agreement.

        As described  above, no transfer of this Certificate (or any interest herein) shall be made unless the  transferee  provides the Trustee,  the Company and the Master  Servicer  with either (a) a  certification  pursuant to Section  5.02(e) of the  Agreement  stating  that the transferee  is not an employee  benefit or other plan  subject to the  prohibited  transaction provisions of ERISA or Section 4975 of the Code (each,  a "Plan"),  or any Person  (including, without  limitation,  an insurance  company  investing  its general  accounts,  an  investment manager,  a named  fiduciary or a trustee of any Plan) who is using "plan assets,"  within the meaning of the U.S. Department of Labor regulation  promulgated at 29 C.F.R.ss.2510.3-101,  of any Plan (each, a "Plan  Investor") to effect such  acquisition,  or (b) an opinion of counsel acceptable  to and in form and  substance  satisfactory  to the  Trustee,  the Company and the
Master  Servicer  to the  effect  that  the  purchase  and  holding  of  this  Certificate  is permissible  under  applicable  law, will not constitute or result in a non-exempt  prohibited transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any  subsequent  enactments),  and will not subject the Trustee,  the Company or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as Mortgage  Pass-Through  Certificates  of the Series  specified  hereon
(herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes  including  without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement  and the  modification  of the rights and  obligations  of the  Company,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the Master  Servicer and the Trustee with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66.6% of the  Percentage  Interests of each  Class  of  Certificates  affected  thereby.  Any  such  consent  by the  Holder  of this
Certificate  shall be  conclusive  and binding on such  Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in the City and State of New York,  duly endorsed by, or  accompanied by an assignment in the form  below  or other  written  instrument  of  transfer  in form  satisfactory  to the
Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Company,  the Master Servicer,  the Trustee and the Certificate  Registrar and any
agent of the  Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company, the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan [in the related Loan Group] subject  thereto or the  disposition of all property acquired upon  foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans [in the related  Loan Group] and all  property  acquired in respect of such  Mortgage  Loans,  thereby effecting  early  retirement  of  the  Certificates.  The  Agreement  permits,  but  does  not require,  the Master  Servicer  to (i)  purchase  at a price  determined  as  provided  in the
Agreement all remaining  Mortgage Loans [in the related Loan Group] and all property  acquired in  respect  of any  Mortgage  Loan or (ii)  purchase  in whole,  but not in part,  all of the
[related]  Certificates from the Holders thereof;  provided,  that any such option may only be exercised  if the Pool Stated  Principal  Balance of the  Mortgage  Loans [in the related Loan
Group]  as of the  Distribution  Date  upon  which  the  proceeds  of any  such  purchase  are distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage
Loans Group [in the related Loan Group].

        Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

        Dated:____________________          [TRUSTEE],

                                             as Trustee

                                             By:__________________________________

                                             Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

        This  is one of the  Class  [A- ]  Certificates  referred  to in the  within-mentioned
Agreement.

                                            [TRUSTEE],
                                            as Certificate Registrar

                                            By:___________________________________
                                            Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)  unto
______________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal  zip  code of  assignee)  a
Percentage  Interest  evidenced by the within  Mortgage  Pass-Through  Certificate  and hereby authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:

        Dated: __________________                         ______________________________________
                                                          Signature by or on behalf of assignor

                                                          _____________________________________
                                                          Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise,  in immediately  available
funds  to   _______________________for   the  account  of  __________________  account  number
______________,   or,  if  mailed  by  check,  to  ____________________________.   Applicable
statements should be mailed to ________________________.

        This  information is provided by  _____________________,  the assignee named above, or
________________, as its agent.

                                          EXHIBIT E

                               FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer  Contract (as may be amended,  supplemented or otherwise modified from time to time, this  "Contract") is made this day of  _____________,  20__, by and between
Residential Funding Corporation,  its successors and assigns ("Residential  Funding") and (the
"Seller/Servicer,"   and,  together  with  Residential   Funding,   the  "parties"  and  each,
individually, a "party").

        WHEREAS,  the  Seller/Servicer  desires to sell Loans to,  and/or  service  Loans for,
Residential   Funding,   and   Residential   Funding   desires  to  purchase  Loans  from  the
Seller/Servicer  and/or have the  Seller/Servicer  service  various of its Loans,  pursuant to
the  terms  of  this  Contract  and  the  Residential   Funding  Seller  and  Servicer  Guides
incorporated herein by reference,  as amended,  supplemented or otherwise modified,  from time to time (together, the "Guides").

        NOW,  THEREFORE,  in  consideration  of the premises,  and the terms,  conditions  and agreements set forth below, the parties agree as follows:

i.      INCORPORATION OF GUIDES BY REFERENCE.

        The  Seller/Servicer  acknowledges  that it has  received  and  read the  Guides.  All provisions  of the  Guides  are  incorporated  by  reference  into  and  made a part  of  this
Contract, and shall be binding upon the parties;  provided,  however, that the Seller/Servicer shall be entitled to sell Loans to and/or  service Loans for  Residential  Funding only if and for so long as it shall have been  authorized  to do so by  Residential  Funding  in  writing.
Specific  reference in this Contract to  particular  provisions of the Guides and not to other provisions does not mean that those  provisions of the Guides not  specifically  cited in this
Contract  are not  applicable.  All terms used  herein  shall have the same  meanings  as such terms have in the Guides, unless the context clearly requires otherwise.

AMENDMENTS.

        This  Contract  may not be  amended  or  modified  orally,  and no  provision  of this
Contract  may be waived  or  amended  except in  writing  signed  by the  party  against  whom enforcement  is sought.  Such a written  waiver or amendment  must  expressly  reference  this
Contract.  However,  by their terms,  the Guides may be amended or supplemented by Residential
Funding  from time to time.  Any such  amendment(s)  to the Guides  shall be binding  upon the parties hereto.

REPRESENTATIONS AND WARRANTIES.

B.      Reciprocal Representations and Warranties.

        The  Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1)     Each party is duly organized,  validly  existing,  and in good standing under the laws of its jurisdiction of organization,  is qualified,  if necessary,  to do business and in good standing  in each  jurisdiction  in  which  it is  required  to be so  qualified,  and has the requisite power and authority to enter into this Contract and all other  agreements  which are contemplated  by this  Contract  and to carry  out its  obligations  hereunder  and  under the
Guides and under such other agreements.

(2)     This  Contract  has been duly  authorized,  executed  and  delivered by each party and constitutes  a valid and legally  binding  agreement of each party  enforceable  in accordance with its terms.

(3)     There is no action,  proceeding or investigation  pending or threatened,  and no basis therefor is known to either party,  that could affect the validity or prospective  validity of this Contract.

(4)     Insofar as its capacity to carry out any obligation  under this Contract is concerned, neither party is in violation of any charter,  articles of  incorporation,  bylaws,  mortgage, indenture,  indebtedness,  agreement,  instrument,  judgment,  decree, order, statute, rule or regulation  and none of the  foregoing  adversely  affects its  capacity to fulfill any of its obligations  under  this  Contract.  Its  execution  of, and  performance  pursuant  to,  this
Contract will not result in a violation of any of the foregoing.

C.      Seller/Servicer's Representations, Warranties and Covenants.

        In  addition  to  the   representations,   warranties   and  covenants   made  by  the
Seller/Servicer  pursuant to subparagraph (a) of this paragraph 3, the  Seller/Servicer  makes the  representations,  warranties  and  covenants  set forth in the Guides and,  upon request, agrees to deliver to  Residential  Funding  the  certified  Resolution  of Board of  Directors which authorizes the execution and delivery of this Contract.

REMEDIES OF RESIDENTIAL FUNDING.

        If  an  Event  of  Seller  Default  or an  Event  of  Servicer  Default  shall  occur,
Residential  Funding may, at its option,  exercise one or more of those  remedies set forth in the Guides.

SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time  shall  the  Seller/Servicer  represent  that it is  acting  as an agent of
Residential  Funding.  The  Seller/Servicer  shall,  at  all  times,  act  as  an  independent contractor.

PRIOR AGREEMENTS SUPERSEDED.

        This Contract  restates,  amends and supersedes any and all prior Seller  Contracts or
Servicer  Contracts  between the parties except that any  subservicing  agreement  executed by the  Seller/Servicer  in connection with any loan-security  exchange  transaction shall not be affected.

ASSIGNMENT.

        This  Contract  may not be  assigned  or  transferred,  in whole  or in  part,  by the
Seller/Servicer  without  the  prior  written  consent  of  Residential  Funding.  Residential
Funding may sell, assign, convey,  hypothecate,  pledge or in any other way transfer, in whole or in part,  without  restriction,  its rights under this Contract and the Guides with respect to any Commitment or Loan.

NOTICES.

        All  notices,  requests,  demands or other  communications  that are to be given under this  Contract  shall  be in  writing,  addressed  to the  appropriate  parties  and  sent  by telefacsimile  or by overnight  courier or by United  States  mail,  postage  prepaid,  to the addresses and telefacsimile  numbers specified below.  However,  another name,  address and/or telefacsimile  number may be substituted by the  Seller/Servicer  pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential  Funding,  notices must be sent to the appropriate  address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

        Attention:
        Telefacsimile Number: (_____) _____-_________

JURISDICTION AND VENUE.

        Each of the parties  irrevocably  submits to the  jurisdiction of any state or federal court located in Hennepin County,  Minnesota,  over any action,  suit or proceeding to enforce or defend any right under this  Contract or otherwise  arising from any loan sale or servicing relationship  existing in connection with this Contract,  and each of the parties  irrevocably agrees  that  all  claims  in  respect  of any  such  action  or  proceeding  may be  heard or determined  in such  state or  federal  court.  Each of the  parties  irrevocably  waives  the defense of an  inconvenient  forum to the maintenance of any such action or proceeding and any other  substantive  or  procedural  rights  or  remedies  it  may  have  with  respect  to the maintenance  of any such action or  proceeding in any such forum.  Each of the parties  agrees that a final  judgment  in any  such  action  or  proceeding  shall be  conclusive  and may be enforced in any other  jurisdiction  by suit on the judgment or in any other  manner  provided by  law.  Each  of  the  parties  further  agrees  not  to  institute  any  legal  actions  or proceedings against the other party or any director,  officer,  employee,  attorney,  agent or property of the other  party,  arising out of or relating to this  Contract in any court other than as hereinabove specified in this paragraph 9.

MISCELLANEOUS.

        This Contract,  including all documents incorporated by reference herein,  constitutes the entire  understanding  between the parties  hereto and  supersedes  all other  agreements,
covenants,   representations,   warranties,  understandings  and  communications  between  the parties,  whether  written or oral,  with  respect to the  transactions  contemplated  by this
Contract.  All paragraph  headings  contained herein are for convenience only and shall not be construed as part of this  Contract.  Any  provision of this  Contract  that is  prohibited or unenforceable  in any  jurisdiction  shall,  as to such  jurisdiction,  be  ineffective to the extent of such prohibition or  unenforceability  without  invalidating the remaining  portions
hereof  or  affecting  the  validity  or   enforceability  of  such  provision  in  any  other
jurisdiction,  and, to this end, the provisions  hereof are severable.  This Contract shall be governed by, and construed and enforced in accordance  with,  applicable  federal laws and the laws of the State of Minnesota.

        IN  WITNESS  WHEREOF,   the  duly  authorized  officers  of  the  Seller/Servicer  and
Residential  Funding have  executed this  Seller/Servicer  Contract as of the date first above written.

ATTEST:                                      SELLER/SERVICER
[Corporate Seal]                             (Name of Seller/Servicer)
By:                                          By:
            (Signature)                                         (Signature)
By:                                          By:
            (Typed Name)                                       (Typed Name)
Title:                                       Title:

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

ATTEST:                                      RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]
By:                                          By:
            (Signature)                                         (Signature)
By:                                          By:

Title:                                       Title:

                                          EXHIBIT F

                                 FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of  Mortgage  Loans  held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,

Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):

Reason for Document Request: (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received or to be  received  in  connection  with such payments  which are required to be deposited  have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation

Authorized Signature
******************************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this  request,  and  check  off  documents  being enclosed  with a copy of this form.  You should  retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:   [ ] Promissory Note
                      [ ] Primary Insurance Policy
                      [ ] Mortgage or Deed of Trust
                      [ ] Assignment(s) of Mortgage or Deed of Trust
                      [ ] Title Insurance Policy
                      [ ] Other:

Name:
Title:
Date:

                                         EXHIBIT G-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )

        [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of Officer] of [Name of Owner]  (record or  beneficial  owner of the
 Mortgage Pass-Through  Certificates,  Series _______, Class R[-__] (the "Owner")), a [savings institution]  [corporation]  duly  organized  and existing  under the laws of [the State of ]
 [the United States], on behalf of which he makes this affidavit and agreement.

2.      That  the  Owner  (i) is not  and  will  not be a  "disqualified  organization"  or an electing  large  partnership  as of  [date  of  transfer]  within  the  meaning  of  Sections
 860E(e)(5)  and 775,  respectively,  of the Internal  Revenue  Code of 1986,  as amended (the
 "Code")  or an  electing  large  partnership  under  Section  775(a) of the  Code,  (ii) will endeavor  to remain  other than a  disqualified  organization  for so long as it retains  its ownership interest in the Class R[-__] Certificates,  and (iii) is acquiring the Class R[-__]
 Certificates  for its own  account  or for the  account  of  another  Owner from which it has received an affidavit  and  agreement in  substantially  the same form as this  affidavit and agreement.  (For  this  purpose,  a  "disqualified  organization"  means  an  electing  large partnership  under  Section  775 of the Code,  the  United  States,  any  state or  political subdivision  thereof,  any agency or  instrumentality  of any of the foregoing (other than an instrumentality  all of the  activities  of which  are  subject  to tax and,  except  for the
 Federal  Home Loan  Mortgage  Corporation,  a majority  of whose  board of  directors  is not
 selected  by  any  such  governmental  entity)  or  any  foreign  government,   international
 organization or any agency or  instrumentality  of such foreign  government or  organization, any rural  electric  or  telephone  cooperative,  or any  organization  (other  than  certain farmers'  cooperatives)  that is  generally  exempt  from  federal  income  tax  unless  such organization is subject to the tax on unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that  would be imposed  on  transfers  of Class
 R[-__] Certificates to disqualified  organizations or electing large partnerships,  under the
 Code, that applies to all transfers of Class R[-__]  Certificates  after March 31, 1988; (ii)
 that such tax would be on the  transferor  (or,  with respect to transfers to electing  large partnerships,  on each such  partnership),  or, if such  transfer is through an agent  (which person  includes a broker,  nominee or middleman)  for a  disqualified  organization,  on the agent;  (iii)  that the person  (other  than with  respect to  transfers  to  electing  large partnerships)  otherwise liable for the tax shall be relieved of liability for the tax if the transferee  furnishes to such person an affidavit  that the  transferee is not a disqualified organization  and, at the time of transfer,  such person does not have actual  knowledge that the  affidavit is false;  and (iv) that the Class  R[-__]  Certificates  may be  "noneconomic residual interests" within the meaning of Treasury  regulations  promulgated  pursuant to the
 Code and that the  transferor of a noneconomic  residual  interest will remain liable for any taxes  due with  respect  to the  income on such  residual  interest,  unless no  significant purpose of the transfer was to impede the assessment or collection of tax.

4.      That the Owner is aware of the tax imposed on a  "pass-through  entity"  holding Class
 R[-__]  Certificates if either the pass-through entity is an electing large partnership under
 Section 775 of the Code or if at any time during the taxable year of the pass-through  entity a  disqualified  organization  is the record holder of an interest in such entity.  (For this purpose,  a "pass through  entity"  includes a regulated  investment  company,  a real estate investment  trust or  common  trust  fund,  a  partnership,  trust  or  estate,  and  certain cooperatives.)

5.      The  Owner  is  either  (i) a  citizen  or  resident  of  the  United  States,  (ii) a corporation,  partnership or other entity treated as a corporation or a partnership  for U.S.
 federal  income tax  purposes  and  created or  organized  in or under the laws of the United
 States,  any state thereof or the District of Columbia (other than a partnership  that is not treated as a United  States  person  under any  applicable  Treasury  regulations),  (iii) an estate  that is  described  in Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6.      The  Owner  hereby  agrees  that it will  not  cause  income  from  the  Class  R[-__]
 Certificates to be attributable to a foreign  permanent  establishment  or fixed base (within the  meaning of an  applicable  income tax  treaty)  of the Owner of  another  United  States taxpayer.

7.      That the Owner is aware that the Trustee  will not  register the transfer of any Class
 R[- __]  Certificates  unless the transferee,  or the transferee's  agent,  delivers to it an affidavit  and  agreement,  among  other  things,  in  substantially  the  same  form as this affidavit and  agreement.  The Owner  expressly  agrees that it will not  consummate any such transfer if it knows or believes that any of the representations  contained in such affidavit and agreement are false.

8.      That the  Owner  has  reviewed  the  restrictions  set  forth on the face of the Class
 R[-__]  Certificates  and the  provisions  of Section  5.02(f) of the Pooling  and  Servicing
 Agreement  under  which the Class  R[-__]  Certificates  were issued (in  particular,  clause
 (iii)(A) and (iii)(B) of Section 5.02(f) which  authorize the Trustee to deliver  payments to a person other than the Owner and negotiate a mandatory  sale by the Trustee in the event the
 Owner holds such  Certificates in violation of Section  5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.      That the Owner consents to any additional  restrictions or arrangements  that shall be deemed  necessary  upon advice of counsel to  constitute a reasonable  arrangement  to ensure that the Class R[-__]  Certificates will only be owned,  directly or indirectly,  by an Owner that is not a disqualified organization.

10.     The Owner's Taxpayer Identification Number is ________________.

11.     This  affidavit and agreement  relates only to the Class R[-__]  Certificates  held by the  Owner  and  not to any  other  holder  of  the  Class  R[-__]  Certificates.  The  Owner
 understands  that  the  liabilities   described  herein  relate  only  to  the  Class  R[-__]
 Certificates.

12.     That no purpose  of the Owner  relating  to the  transfer  of any of the Class  R[-__]
 Certificates  by the Owner is or will be to impede the  assessment  or collection of any tax;
 in making  this  representation,  the Owner  warrants  that the  Owner is  familiar  with (i)
 Treasury Regulation Section  1.860E-1(c) and recent amendments thereto,  effective as of July
 19,  2002,  and  (ii)  the  preamble  describing  the  adoption  of the  amendments  to  such regulation, which is attached hereto as Exhibit 1.

13.     That the Owner has no present  knowledge or expectation  that it will be unable to pay any United  States taxes owed by it so long as any of the  Certificates  remain  outstanding.
 In this regard,  the Owner hereby  represents  to and for the benefit of the person from whom it acquired the Class R[-__]  Certificate that the Owner intends to pay taxes associated with holding such Class R[- __]  Certificate as they become due, fully  understanding  that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

14.     That the Owner has no present  knowledge or expectation  that it will become insolvent or subject to a bankruptcy  proceeding  for so long as any of the Class  R[-__]  Certificates remain outstanding.

15.     (a)    The  Owner  is not an  employee  benefit  plan or  other  plan  subject  to the prohibited  transaction provisions of the Employee Retirement Income Security Act of 1974, as
 amended  ("ERISA"),  or Section 4975 of the Code (each, a "Plan"),  or any Person (including, without  limitation,  an insurance  company  investing  its general  accounts,  an investment manager,  a named  fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101,  of any Plan (each, a "Plan Investor") to effect such acquisition; or

(b)     The Owner has  provided  the  Trustee,  the  Company and the Master  Servicer  with an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the
Company and the Master  Servicer to the effect that the purchase  and holding of  Certificates is  permissible  under  applicable  law,  will not  constitute  or  result  in any  non-exempt prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions  of any  subsequent  enactments)  and will not subject the Trustee,  the Company or the Master  Servicer to any  obligation or liability  (including  obligations  or  liabilities under ERISA or Section  4975 of the Code) in addition to those  undertaken  in the Pooling and
Servicing  Agreement,  which  opinion of counsel  shall not be an expense of the Trustee,  the
Company or the Master Servicer.

        In addition,  the Owner hereby  certifies,  represents  and warrants to, and covenants with,  the Company,  the Trustee and the Master  Servicer that the Purchaser will not transfer such  Certificates  to  any  transferee  unless such transferee  meets  the  requirements set forth in either (a) or (b) above.

        Capitalized  terms used but not defined herein shall have the meanings assigned in the
Pooling and Servicing Agreement.

        IN WITNESS  WHEREOF,  the Owner has  caused  this  instrument  to be  executed  on its behalf,  pursuant to the  authority of its Board of  Directors,  by its [Title of Officer] and
its corporate seal to be hereunto attached,  attested by its [Assistant]  Secretary,  this day of _____,___ 200__.

                                            [NAME OF OWNER]

                                            By:...............................................
                                            [Name of Officer]
                                            [Title of Officer]
[Corporate Seal]

ATTEST:

        .......
[Assistant] Secretary

        Personally  appeared before me the above-named  [Name of Officer],  known or proved to me to be the same  person  who  executed  the  foregoing  instrument  and to be the  [Title of
Officer] of the Owner,  and  acknowledged  to me that he executed the same as his free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ___ day of ________, 200 __.

                                            NOTARY PUBLIC

                                            COUNTY OF.........................................

                                            STATE OF..........................................

                                            My Commission expires the __ day of _____, 20__.

                                          EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs).  The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.  Applicability Date:
For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

        The  collection  of  information  in this final rule has been  reviewed  and,  pending receipt and  evaluation of public  comments,  approved by the Office of Management  and Budget
(OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

        The  collection of  information  in this  regulation is in Sec.  1.860E  -1(c)(5)(ii).
This  information  is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The  collection  of  information  is  mandatory  and is required.  Otherwise,  the taxpayer  will not receive the benefit of safe harbor  treatment as provided  in the  regulation.  The likely  respondents  are  businesses  and other  for-profit institutions.

        Comments on the collection of  information  should be sent to the Office of Management and Budget,  Attn: Desk Officer for the Department of the Treasury,  Office of Information and
Regulatory  Affairs,  Washington,  DC,  20503,  with copies to the Internal  Revenue  Service,
Attn: IRS Reports Clearance  Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224.  Comments on the
collection  of   information   should  be  received  by  September  17,  2002.   Comments  are
specifically requested concerning:

        Whether the collection of  information is necessary for the proper  performance of the functions  of the  Internal  Revenue  Service,  including  whether the  information  will have practical utility;

        The accuracy of the estimated  burden  associated  with the  collection of information
(see below);

        How the  quality,  utility,  and clarity of the  information  to be  collected  may be enhanced;

        How the burden of complying  with the  collection  of  information  may be  minimized, including  through  the  application  of  automated  collection  techniques  or other forms of information technology; and

        Estimates  of capital  or  start-up  costs and costs of  operation,  maintenance,  and purchase of service to provide information.

        An agency may not  conduct or sponsor,  and a person is not  required to respond to, a collection of  information  unless it displays a valid control  number  assigned by the Office of Management and Budget.

        The  estimated  total  annual  reporting  burden is 470 hours,  based on an  estimated number of  respondents  of 470 and an estimated  average annual burden hours per respondent of one hour.

        Books or records  relating to a collection of information  must be retained as long as their  contents  may become  material  in the  administration  of any  internal  revenue  law.
Generally,  tax returns and tax return information are confidential,  as required by 26 U.S.C.
6103.

Background

        This document contains final regulations  regarding the proposed  amendments to 26 CFR part 1 under section 860E of the Internal  Revenue Code (Code).  The  regulations  provide the circumstances  under which a transferor of a noneconomic  REMIC residual  interest meeting the investigation  and  representation  requirements  may  avail  itself  of the  safe  harbor  by satisfying either the formula test or the asset test.

        Final  regulations  governing  REMICs,  issued in 1992,  contain  rules  governing the transfer of noneconomic  REMIC  residual  interests.  In general,  a transfer of a noneconomic residual  interest  is  disregarded  for all tax  purposes  if a  significant  purpose  of the transfer is to

[[Page 47452]]

enable the  transferor  to impede the  assessment  or  collection  of tax. A purpose to impede the  assessment or collection of tax (a wrongful  purpose)  exists if the  transferor,  at the time of the  transfer,  either  knew or  should  have  known  that  the  transferee  would  be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

        Under a safe  harbor,  the  transferor  of a REMIC  noneconomic  residual  interest is presumed  not to  have  a  wrongful  purpose  if  two  requirements  are  satisfied:  (1)  the transferor  conducts a reasonable  investigation of the transferee's  financial condition (the investigation  requirement);  and  (2)  the  transferor  secures  a  representation  from  the transferee to the effect that the transferee  understands the tax obligations  associated with holding a residual interest and intends to pay those taxes (the representation requirement).

        The IRS and  Treasury  have  been  concerned  that  some  transferors  of  noneconomic residual  interests claim they satisfy the safe harbor even in situations  where the economics of the  transfer  clearly  indicate  the  transferee  is  unwilling  or  unable to pay the tax associated  with  holding  the  interest.  For this  reason,  on  February  7,  2000,  the IRS
published   in  the  Federal   Register   (65  FR  5807)  a  notice  of  proposed   rulemaking
(REG-100276-97;  REG-122450-98)  designed to clarify  the safe  harbor by adding the  "formula
test,"  an  economic  test.  The  proposed   regulation  provides  that  the  safe  harbor  is
unavailable  unless the present  value of the  anticipated  tax  liabilities  associated  with holding  the  residual  interest  does not  exceed the sum of:  (1) The  present  value of any consideration  given to the  transferee to acquire the interest;  (2) the present value of the expected future  distributions  on the interest;  and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

        In January 2001,  the IRS published  Rev. Proc.  2001-12  (2001-3  I.R.B.  335) to set forth an  alternative  safe harbor  that  taxpayers  could use while the IRS and the  Treasury considered  comments on the proposed  regulations.  Under the  alternative  safe harbor,  if a transferor  meets the  investigation  requirement and the  representation  requirement but the transfer  fails to meet the formula  test,  the  transferor  may invoke the safe harbor if the transferee  meets a two-prong  test (the asset test). A transferee  generally  meets the first prong of this test if,  at the time of the  transfer,  and in each of the two years  preceding the year of transfer,  the  transferee's  gross assets  exceed $100 million and its net assets exceed $10  million.  A  transferee  generally  meets the second prong of this test if it is a domestic,  taxable  corporation  and agrees in writing  not to  transfer  the  interest to any person other than another domestic,  taxable  corporation that also satisfies the requirements of the asset test.  A transferor  cannot rely on the asset test if the  transferor  knows,  or has reason to know,  that the transferee  will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

        Rev. Proc.  2001-12  provides that the asset test fails to be satisfied in the case of a  transfer  or  assignment  of a  noneconomic  residual  interest  to a foreign  branch of an otherwise eligible  transferee.  If such a transfer or assignment were permitted,  a corporate taxpayer  might seek to claim that the  provisions  of an  applicable  income tax treaty would resource excess  inclusion  income as foreign source income,  and that, as a consequence,  any
U.S. tax  liability  attributable  to the excess  inclusion  income could be offset by foreign tax credits.  Such a claim would impede the  assessment  or  collection  of U.S. tax on excess inclusion income,  contrary to the congressional  purpose of assuring that such income will be taxable in all events.  See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

        The Treasury and the IRS have learned that certain taxpayers transferring  noneconomic residual  interests to foreign  branches have  attempted to rely on the formula test to obtain safe harbor  treatment  in an effort to impede the  assessment  or  collection  of U.S. tax on excess inclusion  income.  Accordingly,  the final  regulations  provide that if a noneconomic residual  interest is  transferred  to a foreign  permanent  establishment  or fixed base of a
U.S.  taxpayer,  the transfer is not eligible for safe harbor treatment under either the asset test or the formula test.  The final  regulations  also require a transferee to represent that it will not cause  income  from the  noneconomic  residual  interest to be  attributable  to a foreign permanent establishment or fixed base.

        Section  1.860E-1(c)(8)  provides  computational  rules  that a  taxpayer  may  use to qualify for safe harbor  status under the formula  test.  Section  1.860E-1(c)(8)(i)  provides that  the  transferee  is  presumed  to pay tax at a rate  equal  to the  highest  rate of tax specified in  section 11(b).  Some  commentators  were  concerned  that this  presumed rate of taxation was too high  because it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final  regulations  to allow  certain  transferees  that compute  their taxable income  using  the  alternative  minimum  tax  rate to use the  alternative  minimum  tax rate applicable to corporations.

        Additionally,  Sec.  1.860E-1(c)(8)(iii)  provides  that  the  present  values  in the formula  test  are to be  computed  using a  discount  rate  equal to the  applicable  Federal short-term rate prescribed by section 1274(d).  This is a change from the proposed  regulation and Rev. Proc.  2001-12.  In those  publications the provision stated that "present values are computed  using a discount  rate equal to the  applicable  Federal rate  prescribed in section
1274(d)  compounded  semiannually"  and  that  "[a]  lower  discount  rate  may be used if the transferee  can  demonstrate  that  it  regularly  borrows,  in the  course  of its  trade  or business,  substantial  funds at such lower rate from an unrelated  third  party." The IRS and the Treasury  Department have learned that,  based on this provision,  certain  taxpayers have been  attempting  to use  unrealistically  low or zero  interest  rates to satisfy the formula test,  frustrating the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule  allowing  for a rate other than a rate based on an objective  index would add  unnecessary  complexity  to the  safe  harbor.  As a  result,  the  rule in the  proposed regulations  that permits a transferee to use a lower  discount  rate, if the  transferee  can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the  final  regulations;  and the  Federal  short-term  rate has been  substituted  for the applicable  Federal rate. To simplify  taxpayers'  computations,  the final  regulations allow use of any of the published  short-term  rates,  provided that the present values are computed with a  corresponding  period of  compounding.  With the exception of the provisions  relating to transfers to foreign  branches,  these changes  generally  have the proposed  applicability date of February 4, 2000,  but  taxpayers  may choose to apply the  interest  rate formula set forth in the  proposed  regulation  and Rev.  Proc.  2001-12 for  transfers  occurring  before
August 19, 2002.

 [[Page 47453]]

Effect on Other Documents

        Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) is obsolete for  transfers of  noneconomic residual interests in REMICs occurring on or after August 19, 2002.
Special Analyses

        It is hereby  certified that these  regulations  will not have a significant  economic impact on a substantial  number of small  entities.  This  certification  is based on the fact that it is unlikely  that a  substantial  number of small  entities  will hold REMIC  residual interests.  Therefore,  a Regulatory  Flexibility  Analysis under the  Regulatory  Flexibility
Act (5  U.S.C.  chapter  6) is not  required.  It  has  been  determined  that  this  Treasury decision  is not a  significant  regulatory  action  as  defined  in  Executive  Order  12866.
Therefore,  a  regulatory  assessment  is not  required.  It also  has  been  determined  that sections  553(b) and 553(d) of the  Administrative  Procedure Act (5 U.S.C.  chapter 5) do not apply to these regulations.

Drafting Information

        The principal  author of these  regulations  is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

        Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

        Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

        Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

        Paragraph 1.  The authority citation for part 1 continues to read in part as follows:

        Authority: 26 U.S.C. 7805 * * *

                                         EXHIBIT G-2

                                FORM OF TRANSFEROR CERTIFICATE

__________ , 20__

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[Trustee]

Attention: Residential Funding Corporation Series _______

               Re:    Mortgage Pass-Through Certificates,
                      Series ________, Class R[-__]

Ladies and Gentlemen:

        This letter is delivered to you in  connection  with the transfer by  ________________
(the  "Seller")  to   _____________________   (the  "Purchaser")  of  $______________  Initial
Certificate Principal Balance of Mortgage Pass-Through  Certificates,  Series ________,  Class
R[-__] (the  "Certificates"),  pursuant to Section 5.02 of the Series Supplement,  dated as of
________________,  to the  Standard  Terms of  Pooling  and  Servicing  Agreement  dated as of
________________  (together,  the "Pooling and Servicing Agreement") among Residential Funding
Mortgage Securities I, Inc., as seller (the "Company"),  Residential Funding  Corporation,  as
master servicer,  and __________,  as trustee (the  "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.
The Seller hereby  certifies,  represents and warrants to, and covenants with, the Company and the Trustee that:

1.      No purpose of the Seller  relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.      The Seller  understands that the Purchaser has delivered to the Trustee and the Master
 Servicer  a  transfer  affidavit  and  agreement  in the form  attached  to the  Pooling  and
 Servicing  Agreement  as  Exhibit  G-1.  The  Seller  does  not  know  or  believe  that  any representation contained therein is false.

3.      The Seller has at the time of the  transfer  conducted a reasonable  investigation  of the financial  condition of the Purchaser as  contemplated  by Treasury  Regulations  Section
 1.860E-1(c)(4)(i) and, as a result of that investigation,  the Seller has determined that the
 Purchaser  has  historically  paid its debts as they become due and has found no  significant evidence to indicate  that the  Purchaser  will not  continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class R[-__]  Certificate may not be respected  for United  States  income tax purposes (and the Seller may continue to be liable  for  United  States  income  taxes  associated  therewith)  unless  the Seller has conducted such an investigation.

4.      The Seller has no actual  knowledge that the proposed  Transferee is not both a United
 States Person and a Permitted Transferee.

                                            Very truly yours,

                                            (Seller)

                                            By:...............................................
                                            Name:
                                            Title:

                                           EXHIBIT H

                            FORM OF INVESTOR REPRESENTATION LETTER

______________ , 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

[Trustee]

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Attention:  Residential Funding Corporation Series ________

               RE:    Mortgage Pass-Through Certificates,
                      Series ________, [Class B- ]

Ladies and Gentlemen:

        _________________-  (the "Purchaser") intends to purchase from  _________________ (the
"Seller")  $_____________  Initial  Certificate  Principal  Balance of  Mortgage  Pass-Through
Certificates,  Series  ________,  Class (the  "Certificates"),  issued  pursuant to the Series
Supplement,  dated as of  ________________,  to the  Standard  Terms of Pooling and  Servicing
Agreement  dated as of  ________________  (together,  the "Pooling and  Servicing  Agreement")
among   Residential   Funding  Mortgage   Securities  I,  Inc.,  as  seller  (the  "Company"),
Residential   Funding   Corporation,   as  master  servicer  (the  "Master   Servicer"),   and
_____________,  as trustee (the  "Trustee").  All terms used herein and not otherwise  defined shall have the  meanings  set forth in the  Pooling and  Servicing  Agreement.  The  Purchaser
hereby  certifies,  represents and warrants to, and covenants  with, the Company,  the Trustee and the Master Servicer that:

1.      The  Purchaser  understands  that (a) the  Certificates  have not been and will not be registered  or  qualified  under the  Securities  Act of 1933,  as amended (the "Act") or any state  securities  law,  (b) the  Company is not  required  to so  register  or  qualify  the
 Certificates,  (c) the Certificates  may be resold only if registered and qualified  pursuant to the  provisions  of the Act or any state  securities  law,  or if an  exemption  from such registration  and  qualification  is  available,  (d) the  Pooling  and  Servicing  Agreement contains  restrictions  regarding the transfer of the  Certificates  and (e) the Certificates will bear a legend to the foregoing effect.

2.      The Purchaser is acquiring the  Certificates  for its own account for investment  only and not with a view to or for sale in connection with any distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

3.      The Purchaser is (a) a substantial,  sophisticated  institutional investor having such knowledge and  experience  in financial and business  matters,  and, in  particular,  in such matters  related  to  securities  similar  to the  Certificates,  such that it is  capable of evaluating  the  merits and risks of  investment  in the  Certificates,  (b) able to bear the economic risks of such an investment and (c) an "accredited  investor"  within the meaning of
 Rule 501(a) promulgated pursuant to the Act.

4.      The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) [a copy  of  the  Private  Placement  Memorandum,  dated  ___________,  20___,  relating  to the
 Certificates  (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b] [c] such  other information  concerning  the  Certificates,  the  Mortgage  Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the  Purchaser's decision to purchase the  Certificates.  The  Purchaser  has had any  questions  arising from such review answered by the Company or the Seller to the  satisfaction of the Purchaser.  [If the  Purchaser  did not  purchase the  Certificates  from the Seller in  connection  with the initial  distribution  of the  Certificates  and  was  provided  with a copy  of the  Private
 Placement  Memorandum (the "Memorandum")  relating to the original sale (the "Original Sale")
 of the  Certificates  by the Company,  the Purchaser  acknowledges  that such  Memorandum was provided to it by the Seller,  that the Memorandum was prepared by the Company solely for use in connection  with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller,  and the Purchaser agrees  that it will look  solely to the Seller and not to the  Company  with  respect to any damage, liability,  claim or expense arising out of, resulting from or in connection with (a)
 error or omission,  or alleged  error or omission,  contained in the  Memorandum,  or (b) any information, development or event arising after the date of the Memorandum.]

5.      The  Purchaser  has not and will not nor has it  authorized  or will it authorize  any person to (a) offer,  pledge,  sell,  dispose of or otherwise  transfer any Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b)
 solicit  any  offer to buy or to  accept a  pledge,  disposition  of  other  transfer  of any
 Certificate,  any interest in any  Certificate or any other similar  security from any person in any manner,  (c)  otherwise  approach or negotiate  with respect to any  Certificate,  any interest in any Certificate or any other similar security with any person in any manner,  (d)
 make any general  solicitation by means of general  advertising or in any other manner or (e)
 take  any  other  action,  that (as to any of (a)  through  (e)  above)  would  constitute  a distribution  of any  Certificate  under the Act,  that would render the  disposition  of any
 Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the
 Pooling and Servicing Agreement.

6.      The Purchaser

(a)     is not an employee  benefit plan or other plan subject to the  prohibited  transaction provisions of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or
Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code")  (each, a "Plan"), or any Person (including,  without  limitation,  an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the  meaning of the U.S.  Department of Labor  ("DOL")  regulation  promulgated  at 29 C.F.R.ss. 2510.3-101,  of any Plan (each,  a
"Plan Investor"), to effect such acquisition;

(b)     is an insurance company,  the source of funds used to purchase or hold the Certificate
(or any  interest  therein)  is an  "insurance  company  general  account"  (as defined in DOL
Prohibited  Transaction  Class  Exemption  ("PTCE")  95-60),  and the  conditions set forth in
Sections I and III of PTCE 95-60 have been satisfied; or

(c)     has  provided  the  Trustee,  the Company and the Master  Servicer  with an opinion of counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Company and the Master  Servicer  to the effect  that the  purchase  and  holding of the  Certificates  is permissible  under  applicable  law, will not constitute or result in a non-exempt  prohibited transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any  subsequent  enactments),  and will not subject the Trustee,  the Company or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or
Section  4975 of the Code) in  addition  to those  undertaken  in the  Pooling  and  Servicing
Agreement,  which  opinion of counsel  shall not be an expense of the Trustee,  the Company or the Master Servicer.

        In  addition,  the  Purchaser  hereby  certifies,  represents  and  warrants  to,  and covenants  with, the Company,  the Trustee and the Master Servicer that the Purchaser will not transfer such  Certificates to any transferee  unless such transferee  meets the  requirements set forth in either (a), (b) or (c) above.

                                            Very truly yours,

                                            By:...............................................
                                            Name:
                                            Title:

                                          EXHIBIT I

                           FORM OF TRANSFEROR REPRESENTATION LETTER

_________, 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

[Trustee]

Attention:  Residential Funding Corporation Series ________

               Re:    Mortgage Pass-Through Certificates,
                      Series ________, [Class B-]

Ladies and Gentlemen:

        In   connection   with   the   sale  by   ____________________   (the   "Seller")   to
____________________  (the "Purchaser") of  __________________  Initial Certificate  Principal
Balance of Mortgage Pass-Through  Certificates,  Series ________,  Class (the "Certificates"),
issued  pursuant  to the Series  Supplement,  dated as of  ________________,  to the  Standard
Terms  of  Pooling  and  Servicing  Agreement  dated  as of  ________________  (together,  the
"Pooling and Servicing  Agreement") among Residential  Funding Mortgage Securities I, Inc., as seller (the "Company"),  Residential Funding Corporation,  as master servicer, and __________, as trustee (the  "Trustee").  The Seller  hereby  certifies,  represents  and warrants to, and covenants with, the Company and the Trustee that:

        Neither the Seller nor anyone  acting on its behalf has (a)  offered,  pledged,  sold, disposed of or otherwise  transferred any Certificate,  any interest in any Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other  transfer  of any  Certificate,  any  interest  in any
Certificate  or any other similar  security  from any person in any manner,  (c) has otherwise approached or negotiated with respect to any  Certificate,  any interest in any Certificate or any  other  similar  security  with  any  person  in any  manner,  (d) has  made  any  general solicitation  by means of general  advertising  or in any other  manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above) would  constitute a  distribution  of the  Certificates  under the  Securities  Act of 1933  (the  "Act"),  that  would  render  the disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities law, or that would require  registration or qualification  pursuant  thereto.  The Seller will not act, in any manner set forth in the foregoing  sentence  with respect to any  Certificate.
The Seller has not and will not sell or  otherwise  transfer any of the  Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                           (Seller)

                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT J

                        [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

                               _______________________________
                               _______________________________
                               _______________________________
                               _______________________________

        The undersigned  seller, as registered holder (the "Seller"),  intends to transfer the
Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.      In connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A Securities were issued,  the Seller hereby certifies the following facts:
 Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  from, or otherwise  approached or negotiated  with respect to the Rule 144A  Securities,  any  interest in the Rule 144A  Securities  or any other  similar security  with,  any  person in any  manner,  or made any  general  solicitation  by means of general  advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities  under the Securities Act of 1933, as amended (the
 "1933 Act"),  or that would render the disposition of the Rule 144A Securities a violation of
 Section 5 of the 1933 Act or require  registration  pursuant thereto, and that the Seller has not  offered  the  Rule  144A  Securities  to any  person  other  than the  Buyer or  another
 "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.      The Buyer warrants and represents to, and covenants with, the Seller,  the Trustee and the Master Servicer (as defined in the Series Supplement,  dated as of  ________________,  to the Standard  Terms of Pooling and  Servicing  Agreement  dated as of  ________________  (the
 "Agreement") among Residential  Funding  Corporation as Master Servicer,  Residential Funding
 Mortgage  Securities  I, Inc. as  depositor  pursuant to Section  5.02 of the  Agreement  and
 __________, as trustee, as follows:

(a)     The Buyer  understands  that the Rule 144A Securities  have not been registered  under the 1933 Act or the securities laws of any state.

(b)     The Buyer considers itself a substantial,  sophisticated institutional investor having such  knowledge  and  experience  in  financial  and  business  matters  that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)     The Buyer has been furnished with all  information  regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)     Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged, sold or  otherwise  disposed  of the Rule  144A  Securities,  any  interest  in the Rule  144A
Securities  or any  other  similar  security  to,  or  solicited  any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule
144A  Securities or any other  similar  security  from, or otherwise  approached or negotiated with  respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would constitute  a  distribution  of the Rule  144A  Securities  under  the 1933 Act or that  would render the  disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)     The Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A under  the 1933 Act and has  completed  either of the forms of  certification  to that  effect attached  hereto as Annex 1 or Annex 2. The Buyer is aware  that the sale to it is being  made in  reliance  on Rule  144A.  The  Buyer is  acquiring  the Rule 144A  Securities  for its own account or the accounts of other qualified  institutional  buyers,  understands that such Rule
144A  Securities  may be  resold,  pledged  or  transferred  only (i) to a  person  reasonably believed to be a qualified  institutional  buyer that purchases for its own account or for the account of a qualified  institutional  buyer to whom  notice is given that the resale,  pledge or  transfer is being made in reliance  on Rule 144A,  or (ii)  pursuant to another  exemption from registration under the 1933 Act.

3.      The Buyer

(a)     is not an employee  benefit plan or other plan subject to the  prohibited  transaction provisions of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or
Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code")  (each, a "Plan"), or any Person (including,  without  limitation,  an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the  meaning of the U.S.  Department of Labor  ("DOL")  regulation  promulgated  at 29 C.F.R.ss. 2510.3-101,  of any Plan (each,  a
"Plan Investor"), to effect such acquisition; or

(b)     is  an  insurance  company,  the  source  of  funds  used  to  purchase  or  hold  the
Certificates (or any interest  therein) is an "insurance  company general account" (as defined in DOL Prohibited  Transaction Class Exemption  ("PTCE") 95-60),  and the conditions set forth in Sections I and III PTCE 95-60 have been satisfied; or

(c)     has  provided  the  Trustee,  the Company and the Master  Servicer  with an opinion of counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Company and the Master  Servicer  to the effect  that the  purchase  and  holding of the  Certificates  is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any  subsequent  enactments)  and will not subject the  Trustee,  the Company or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or
Section  4975 of the Code) in  addition  to those  undertaken  in the  Pooling  and  Servicing
Agreement,  which  opinion of counsel  shall not be an expense of the Trustee,  the Company or the Master Servicer.

4.      This  document  may be  executed  in one or  more  counterparts  and by the  different parties hereto on separate counterparts,  each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

        IN WITNESS WHEREOF,  each of the parties has executed this document as of the date set forth below.

        ____________________________          5.              __________________________
        Print Name of Seller                  6.              Print Name of Buyer
        By:________________________                           By:________________________
        Name:                                 7.              Name:
        Title:                                8.              Title:
        Taxpayer Identification               9.              Taxpayer Identification:
        No.                                   10.             No:
        Date:                                 11.             Date:

                              ANNEX 1 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
             [For Buyers Other Than Registered Investment Companies]

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this Certification is attached:

1.      As indicated below, the undersigned is the President,  Chief Financial Officer, Senior
 Vice President or other executive officer of the Buyer.

2.      In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule  144A")
 because (i) the Buyer owned and/or invested on a discretionary  basis $ in securities (except for the  excluded  securities  referred  to below) as of the end of the  Buyer's  most recent fiscal year (such amount being  calculated in  accordance  with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___     Corporation,  etc.  The Buyer is a  corporation  (other than a bank,  savings and loan association or similar  institution),  Massachusetts or similar  business trust,  partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

___     Bank.  The Buyer (a) is a national  bank or banking  institution  organized  under the laws  of any  State,  territory  or the  District  of  Columbia,  the  business  of  which  is substantially  confined  to banking  and is  supervised  by the State or  territorial  banking commission  or similar  official or is a foreign bank or equivalent  institution,  and (b) has an audited net worth of at least  $25,000,000 as demonstrated  in its latest annual  financial statements, a copy of which is attached hereto.

___     Savings and Loan. The Buyer (a) is a savings and loan  association,  building and loan association,  cooperative  bank,  homestead  association  or  similar  institution,  which  is supervised  and  examined by a State or Federal  authority  having  supervision  over any such institutions  or is a foreign savings and loan  association or equivalent  institution and (b)
has an  audited  net  worth of at least  $25,000,000  as  demonstrated  in its  latest  annual financial statements.

___     Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to  Section  15 of the
Securities Exchange Act of 1934.

___     Insurance  Company.  The Buyer is an insurance  company whose primary and  predominant business  activity is the writing of  insurance or the  reinsuring  of risks  underwritten  by insurance  companies and which is subject to  supervision by the insurance  commissioner  or a similar official or agency of a State or territory or the District of Columbia.

___     State or Local Plan. The Buyer is a plan  established  and maintained by a State,  its political  subdivisions,  or any  agency  or  instrumentality  of the  State or its  political subdivisions, for the benefit of its employees.

___     ERISA  Plan.  The Buyer is an employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___     Investment  Adviser.   The  Buyer  is  an  investment  adviser  registered  under  the
Investment Advisers Act of 1940.

___     SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S. Small
Business  Administration  under Section 301(c) or (d) of the Small Business  Investment Act of
1958.

___     Business  Development  Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___     Trust  Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company and whose  participants  are  exclusively  (a) plans  established  and maintained by a State,  its political  subdivisions,  or any  agency  or  instrumentality  of the  State or its  political subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans within the meaning  of Title I of the  Employee  Retirement  Income  Security  Act of 1974,  but is not a
trust fund that includes as participants individual retirement accounts or H.R.10 plans.

3.      The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated with the Buyer,  (ii)  securities  that are part of an unsold  allotment to or subscription  by  the  Buyer,  if the  Buyer  is a  dealer,  (iii)  bank  deposit  notes  and
 certificates  of  deposit,  (iv)  loan  participations,   (v)  repurchase  agreements,   (vi)
 securities owned but subject to a repurchase agreement and (vii) currency,  interest rate and commodity swaps.

4.      For purposes of determining the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the Buyer,  the Buyer used the cost of such  securities  to the
 Buyer and did not  include any of the  securities  referred  to in the  preceding  paragraph.
 Further,  in determining such aggregate amount, the Buyer may have included  securities owned by subsidiaries of the Buyer, but only if such  subsidiaries are consolidated  with the Buyer in its  financial  statements  prepared in  accordance  with  generally  accepted  accounting principles  and if the  investments  of such  subsidiaries  are  managed  under  the  Buyer's direction.  However,  such  securities  were not  included if the Buyer is a  majority-owned, consolidated  subsidiary  of  another  enterprise  and the  Buyer is not  itself a  reporting company under the Securities Exchange Act of 1934.

5.      The Buyer  acknowledges  that it is familiar with Rule 144A and  understands  that the seller to it and other parties related to the  Certificates  are relying and will continue to rely on the statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

       ____             ____           Will the Buyer be purchasing  the Rule
        Yes              No             144A  Securities  only for the Buyer's
                                        own account?

6.      If the answer to the foregoing  question is "no", the Buyer agrees that, in connection with  any  purchase  of  securities  sold to the  Buyer  for  the  account  of a third  party
 (including  any separate  account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a  "qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not  purchase securities  for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken other appropriate steps  contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified  institutional  buyer"
 set forth in Rule 144A.

7.      The Buyer will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this  certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:...............................................
                                            Name:
                                            Title:

                                            Date:.............................................

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this Certification is attached:

1.      As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer or
 Senior Vice President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")  because
 Buyer is part of a Family of Investment  Companies (as defined below),  is such an officer of the Adviser.

2.      In connection with purchases by Buyer, the Buyer is a "qualified  institutional buyer"
 as defined in SEC Rule 144A because (i) the Buyer is an investment  company  registered under the  Investment  Company  Act of 1940,  and (ii) as marked  below,  the Buyer  alone,  or the
 Buyer's Family of Investment  Companies,  owned at least  $100,000,000  in securities  (other than the  excluded  securities  referred to below) as of the end of the  Buyer's  most recent fiscal year. For purposes of determining  the amount of securities  owned by the Buyer or the
 Buyer's Family of Investment Companies, the cost of such securities was used.

        The Buyer  owned $ in  securities  (other  than the  excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

        The Buyer is part of a Family of Investment  Companies  which owned in the aggregate $
in  securities  (other than the  excluded  securities  referred to below) as of the end of the
Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.      The term "Family of Investment  Companies" as used herein means two or more registered investment  companies (or series thereof) that have the same investment adviser or investment advisers that are  affiliated (by virtue of being  majority  owned  subsidiaries  of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.      The term  "securities"  as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's  Family of  Investment  Companies,
 (ii) bank  deposit  notes and  certificates  of  deposit,  (iii)  loan  participations,  (iv)
 repurchase  agreements,  (v) securities owned but subject to a repurchase  agreement and (vi)
 currency, interest rate and commodity swaps.

5.      The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which this  certification  is made are  relying and will  continue to rely on the  statements made  herein  because  one or more sales to the Buyer will be in  reliance  on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

6.      The undersigned  will notify each of the parties to which this  certification  is made of any changes in the  information  and conclusions  herein.  Until such notice,  the Buyer's purchase of Rule 144A Securities will constitute a  reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By:
                                            Name:
                                            Title:

                                            IF AN ADVISOR:

                                            Print Name of Buyer
                                            Date:.............................................

                                          EXHIBIT K

                         [TEXT OF AMENDMENT TO POOLING AND SERVICING
                            AGREEMENT PURSUANT TO SECTION 11.01(E)
                                    FOR ALIMITED GUARANTY]

                                         ARTICLE XII
                   SUBORDINATE CERTIFICATE LOSS COVERAGE; LIMITED GUARANTY

        Section 12.01.  Subordinate  Certificate Loss Coverage;  Limited Guaranty. (a) Subject
to  subsection  (c)  below,  prior  to the  later  of the  third  Business  Day  prior to each
Distribution  Date or the related  Determination  Date, the Master  Servicer  shall  determine whether it or any  Sub-Servicer  will be  entitled  to any  reimbursement  pursuant to Section
4.02(a) on such  Distribution  Date for Advances or  Sub-Servicer  Advances  previously  made,
(which  will not be  Advances  or  Sub-Servicer  Advances  that  were  made  with  respect  to delinquencies  which were subsequently  determined to be Excess Special Hazard Losses,  Excess
Fraud  Losses,  Excess  Bankruptcy  Losses or  Extraordinary  Losses)  and,  if so, the Master
Servicer  shall demand  payment from  Residential  Funding of an amount equal to the amount of any Advances or Sub-Servicer  Advances  reimbursed  pursuant to Section 4.02(a), to the extent such  Advances or  Sub-Servicer  Advances have not been included in the amount of the Realized
Loss  in  the  related   Mortgage  Loan,  and  shall  distribute  the  same  to  the  Class  B
Certificateholders  in the same manner as if such amount  were to be  distributed  pursuant to
Section 4.02(a).

        (b)....Subject to subsection  (c) below,  prior to the later of the third Business Day prior to each Distribution Date or the related  Determination  Date, the Master Servicer shall determine  whether any  Realized  Losses  (other than Excess  Special  Hazard  Losses,  Excess
Bankruptcy  Losses,  Excess  Fraud Losses and  Extraordinary  Losses) will be allocated to the
Class B  Certificates  on such  Distribution  Date pursuant to Section  4.05,  and, if so, the
Master Servicer shall demand payment from  Residential  Funding of the amount of such Realized
Loss and shall  distribute  the same to the Class B  Certificateholders  in the same manner as if such amount were to be distributed  pursuant to Section 4.02(a);  provided,  however,  that the amount of such  demand in respect  of any  Distribution  Date shall in no event be greater than the sum of (i) the  additional  amount of Accrued  Certificate  Interest  that would have been paid for the  Class B  Certificateholders  on such  Distribution  Date had such  Realized
Loss or  Losses  not  occurred  plus  (ii) the  amount  of the  reduction  in the  Certificate
Principal  Balances  of the  Class  B  Certificates  on  such  Distribution  Date  due to such
Realized Loss or Losses.  Notwithstanding  such payment,  such Realized Losses shall be deemed to have been borne by the  Certificateholders  for purposes of Section  4.05.  Excess  Special
Hazard  Losses,  Excess  Fraud  Losses,  Excess  Bankruptcy  Losses and  Extraordinary  Losses
allocated  to the Class B  Certificates  will not be  covered by the  Subordinate  Certificate
Loss Obligation.

        (c)....Demands for payments  pursuant to this Section shall be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master  Servicer with written  notice  thereof to the Trustee.  The maximum amount that
Residential  Funding  shall be required to pay  pursuant to this  Section on any  Distribution
Date (the  "Amount  Available")  shall be equal to the  lesser of (X) minus the sum of (i) all previous  payments  made under  subsections  (a) and (b)  hereof and (ii) all draws  under the
Limited  Guaranty made in lieu of such payments as described  below in subsection  (d) and (Y)
the then  outstanding  Certificate  Principal  Balances of the Class B  Certificates,  or such lower  amount  as  may  be  established  pursuant  to  Section  12.02.  Residential  Funding's obligations  as  described  in  this  Section  are  referred  to  herein  as the  "Subordinate
Certificate Loss Obligation."

        (d)....The Trustee will promptly notify General Motors  Acceptance  Corporation of any failure of  Residential  Funding  to make any  payments  hereunder  and shall  demand  payment pursuant  to the  limited  guaranty  (the  "Limited  Guaranty"),  executed  by General  Motors
Acceptance  Corporation,  of  Residential  Funding's  obligation to make payments  pursuant to this  Section,  in an amount  equal to the  lesser of (i) the Amount  Available  and (ii) such required  payments,  by delivering to General Motors  Acceptance  Corporation a written demand for  payment  by  wire  transfer,  not  later  than  the  second  Business  Day  prior  to the
Distribution Date for such month, with a copy to the Master Servicer.

        (e)....All payments made by  Residential  Funding  pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited  directly in the Certificate  Account,  for distribution on the Distribution Date for such month to the Class B Certificateholders.

        (f)....The Company shall have the option,  in its sole  discretion,  to substitute for either  or both  of the  Limited  Guaranty  or the  Subordinate  Certificate  Loss  Obligation
another  instrument in the form of a corporate  guaranty,  an irrevocable  letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the
Company  obtains  (subject  to the  provisions  of  Section  10.01(f)  as if the  Company  was substituted  for the Master  Servicer solely for the purposes of such provision) an Opinion of
Counsel  (which need not be an opinion of  Independent  counsel) to the effect that  obtaining such substitute  corporate  guaranty,  irrevocable  letter of credit,  surety bond,  insurance policy or similar  instrument  or reserve fund will not cause either (a) any federal tax to be imposed  on the  Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on
"prohibited  transactions" under Section  860(F)(a)(1) of the Code or on "contributions  after the startup  date"  under  Section  860(G)(d)(1)  of the Code or (b) the Trust Fund to fail to qualify  as a REMIC  at any  time  that  any  Certificate  is  outstanding,  and  (ii) no such substitution  shall  be made  unless  (A)  the  substitute  Limited  Guaranty  or  Subordinate
Certificate  Loss  Obligation is for an initial  amount not less than the then current  Amount
Available  and  contains  provisions  that  are in all  material  respects  equivalent  to the original  Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees,  reimbursements  or other  obligations  under any such instrument will be borne  by the  Trust  Fund),  (B)  the  long  term  debt  obligations  of any  obligor  of any substitute  Limited  Guaranty or Subordinate  Certificate Loss Obligation (if not supported by the  Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt  obligations of General Motors  Acceptance  Corporation as of the date of issuance of the
Limited  Guaranty  and (b) the  rating of the long term debt  obligations  of  General  Motors
Acceptance  Corporation at the date of such  substitution  and (C) the Company obtains written confirmation  from each  nationally  recognized  credit  rating  agency that rated the Class B
Certificates at the request of the Company that such  substitution  shall not lower the rating on the Class B Certificates  below the lesser of (a) the  then-current  rating assigned to the
Class B Certificates  by such rating agency and (b) the original  rating assigned to the Class
B  Certificates  by  such  rating  agency.   Any  replacement  of  the  Limited   Guaranty  or
Subordinate  Certificate  Loss  Obligation  pursuant to this Section shall be accompanied by a written  Opinion of Counsel to the  substitute  guarantor or obligor,  addressed to the Master
Servicer and the Trustee,  that such  substitute  instrument  constitutes  a legal,  valid and binding  obligation of the substitute  guarantor or obligor,  enforceable  in accordance  with its terms,  and  concerning  such other  matters as the Master  Servicer and the Trustee shall reasonably  request.  Neither  the  Company,  the Master  Servicer  nor the  Trustee  shall be obligated to substitute for or replace the Limited  Guaranty or Subordinate  Certificate  Loss
Obligation under any circumstance.

        Section  12.02.   Amendments   Relating  to  the  Limited  Guaranty.   Notwithstanding
Sections  11.01 or 12.01:  (i) the  provisions of this Article XII may be amended,  superseded or deleted,  (ii) the Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation  may be
amended,  reduced  or  canceled,  and (iii) any other  provision  of this  Agreement  which is related or  incidental  to the  matters  described  in this  Article XII may be amended in any manner;  in each case by written  instrument  executed  or  consented  to by the  Company  and
Residential Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required  unless any such amendment  would impose any  additional  obligation  on, or otherwise  adversely  affect the  interests of, the Master
Servicer or the Trustee,  as applicable;  provided that the Company shall also obtain a letter from each  nationally  recognized  credit rating agency that rated the Class B Certificates at the  request  of the  Company  to the  effect  that such  amendment,  reduction,  deletion  or cancellation  will not lower the  rating on the Class B  Certificates  below the lesser of (a)
the  then-current  rating  assigned to the Class B Certificates  by such rating agency and (b)
the original  rating  assigned to the Class B Certificates  by such rating agency,  unless (A)
the Holder of 100% of the Class B  Certificates  is  Residential  Funding or an  Affiliate  of
Residential  Funding,  or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section  11.01(e) and,  provided  further that the Company obtains (subject to the provisions of Section  10.01(f) as if the Company was  substituted for the Master Servicer solely  for  the  purposes  of  such  provision),  in the  case  of a  material  amendment  or supersession  (but not a reduction,  cancellation  or deletion of the Limited  Guaranty or the
Subordinate  Certificate  Loss  Obligation),  an  Opinion  of  Counsel  (which  need not be an opinion of  Independent  counsel) to the effect that any such amendment or  supersession  will not cause  either  (a) any  federal  tax to be imposed on the Trust  Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions" under Section 860F(a)(1) of the Code or on  "contributions  after the startup date" under  Section  860G(d)(1) of the Code or (b) the  Trust  Fund to fail to  qualify  as a REMIC at any time  that any  Certificate  is outstanding.  A copy of any such  instrument  shall be  provided to the Trustee and the Master
Servicer  together with an Opinion of Counsel that such  amendment  complies with this Section
12.02.

                                          EXHIBIT L

                                  [FORM OF LIMITED GUARANTY]
                                       LIMITED GUARANTY
                       RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                              Mortgage Pass-Through Certificates
                                       Series ________

___________, 20____

[Trustee]

Attention: Residential Funding Corporation Series ________

Ladies and Gentlemen:

        WHEREAS,   Residential  Funding  Corporation,  a  Delaware  corporation  ("Residential
Funding"),  an indirect wholly-owned  subsidiary of General Motors Acceptance  Corporation,  a
New York corporation  ("GMAC"),  plans to incur certain obligations as described under Section
12.01  of the  Series  Supplement,  dated as of  ________________,  to the  Standard  Terms of
Pooling  and  Servicing  Agreement  dated as of  ________________  (together,  the  "Servicing
Agreement"),   among  Residential   Funding  Mortgage  Securities  I,  Inc.  (the  "Company"),
Residential  Funding and  __________  (the  "Trustee")  as amended by Amendment  No.  thereto, dated as of , with respect to the Mortgage  Pass-Through  Certificates,  Series  ________ (the
"Certificates"); and

        WHEREAS,  pursuant to Section 12.01 of the Servicing  Agreement,  Residential  Funding
agrees to make  payments to the Holders of the Class B  Certificates  with  respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

        WHEREAS,  GMAC desires to provide  certain  assurances  with respect to the ability of
Residential  Funding to secure  sufficient  funds and  faithfully  to perform its  Subordinate
Certificate Loss Obligation;

        NOW THEREFORE,  in  consideration  of the premises herein  contained and certain other good and valuable consideration,  the receipt of which is hereby acknowledged,  GMAC agrees as follows:

1.      Provision  of Funds.  (a) GMAC agrees to  contribute  and  deposit in the  Certificate
 Account on behalf of Residential Funding (or otherwise provide to Residential  Funding, or to cause to be made available to Residential Funding),  either directly or through a subsidiary, in any case  prior to the  related  Distribution  Date,  such  moneys as may be  required  by
 Residential  Funding to perform its Subordinate  Certificate  Loss Obligation when and as the same  arises  from time to time upon the demand of the  Trustee in  accordance  with  Section
 12.01 of the Servicing Agreement.

(b)     The  agreement set forth in the  preceding  clause (a) shall be absolute,  irrevocable and  unconditional  and shall not be affected by the  transfer by GMAC or any other  person of all  or any  part  of its  or  their  interest  in  Residential  Funding,  by any  insolvency, bankruptcy,  dissolution  or other  proceeding  affecting  Residential  Funding  or any  other person,  by any defense or right of  counterclaim,  set-off or  recoupment  that GMAC may have against  Residential  Funding  or any  other  person  or by any  other  fact or  circumstance.
Notwithstanding  the foregoing,  GMAC's  obligations under clause (a) shall terminate upon the earlier of (x)  substitution  for this Limited  Guaranty  pursuant to Section  12.01(f) of the
Servicing  Agreement,  or (y) the  termination  of the Trust Fund  pursuant  to the  Servicing
Agreement.

2.      Waiver.  GMAC hereby waives any failure or delay on the part of  Residential  Funding, the Trustee or any other person in asserting or enforcing  any rights or in making any claims or  demands  hereunder.  Any  defective  or partial  exercise  of any such  rights  shall not preclude any other or further  exercise of that or any other such right.  GMAC further waives demand,  presentment,  notice of default, protest, notice of acceptance and any other notices with respect to this Limited  Guaranty,  including,  without  limitation,  those of action or nonaction on the part of Residential Funding or the Trustee.

3.      Modification,  Amendment  and  Termination.  This  Limited  Guaranty  may be modified, amended or terminated only by the written  agreement of GMAC and the Trustee and only if such modification,  amendment or  termination  is permitted  under  Section 12.02 of the Servicing
 Agreement.  The obligations of GMAC under this Limited  Guaranty shall continue and remain in effect so long as the  Servicing  Agreement  is not modified or amended in any way that might affect the obligations of GMAC under this Limited  Guaranty without the prior written consent of GMAC.

4.      Successor.  Except as otherwise  expressly  provided herein,  the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5.      Governing  Law.  This Limited  Guaranty  shall be governed by the laws of the State of
 New York.

6.      Authorization  and Reliance.  GMAC  understands  that a copy of this Limited  Guaranty shall be delivered to the Trustee in connection  with the execution of Amendment No. 1 to the
 Servicing  Agreement  and GMAC hereby  authorizes  the Company and the Trustee to rely on the covenants and agreements set forth herein.

7.      Definitions.  Capitalized  terms used but not otherwise  defined herein shall have the meaning given them in the Servicing Agreement.

8.      Counterparts.  This Limited  Guaranty  may be executed in any number of  counterparts, each of which shall be deemed to be an original and such  counterparts  shall  constitute but one and the same instrument.

        IN  WITNESS  WHEREOF,  GMAC has  caused  this  Limited  Guaranty  to be  executed  and delivered by its respective  officers  thereunto duly  authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE CORPORATION

                                            By:...............................................
                                            Name:
                                            Title:
Acknowledged by:
[Trustee], as Trustee

By:     .......
Name:
Title:

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

By:     .......
Name:
Title:

                                          EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

_____________, 20______

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[Trustee]

Attention: Residential Funding Corporation Series ________

               Re:    Mortgage Pass-Through Certificates, Series ________
                      Assignment of Mortgage Loan

Ladies and Gentlemen:

        This letter is delivered to you in connection with the assignment by ___________  (the
"Trustee")  to  _____________________  (the  "Lender")  of  __________________(the   "Mortgage
Loan") pursuant to Section 3.13(d) of the Series Supplement, dated as of ________________,  to
the  Standard  Terms  of  Pooling  and  Servicing   Agreement  dated  as  of  ________________
(together,   the  "Pooling  and  Servicing  Agreement")  among  Residential  Funding  Mortgage
Securities I, Inc., as seller (the  "Company"),  Residential  Funding  Corporation,  as master servicer,  and the Trustee.  All terms used herein and not  otherwise  defined  shall have the meanings  set forth in the Pooling  and  Servicing  Agreement.  The Lender  hereby  certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(a)     the Mortgage Loan is secured by Mortgaged  Property located in a jurisdiction in which an  assignment in lieu of  satisfaction  is required to preserve  lien  priority,  minimize or avoid mortgage  recording taxes or otherwise  comply with, or facilitate a refinancing  under, the laws of such jurisdiction;

(b)     the  substance  of the  assignment  is, and is intended to be, a  refinancing  of such
Mortgage Loan and the form of the  transaction  is solely to comply with,  or  facilitate  the transaction under, such local laws;

(c)     the Mortgage Loan  following the proposed  assignment  will be modified to have a rate of interest at least 0.25 percent  below or above the rate of interest on such  Mortgage  Loan prior to such  proposed  assignment;  and such  assignment  is at the request of the  borrower under the related Mortgage Loan.

                                            Very truly yours,
                                            (Lender)

                                            By:...............................................
                                            Name:
                                            Title:

                                          EXHIBIT N

                                 FORM OF REQUEST FOR EXCHANGE

[Date]

U.S. Bank National Association
U.S. Bank Corporate Trust Services
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107-2292

               Re:    Residential Funding Mortgage Securities I, Inc.
                      Mortgage Pass-Through Certificates, Series [________]

        Residential Funding  Corporation,  as the Holder of a ____% Percentage Interest of the
[Class/Subclass]  of Class A-V  Certificates,  hereby  requests  the Trustee to  exchange  the above-referenced Certificates for the Subclasses referred to below:

        1.     Class A-V  Certificates,  corresponding to the following  Uncertificated  REMIC
               Regular  Interests:  [List numbers  corresponding to the related loans and Pool
               Strip Rates from the Mortgage Loan  Schedule].  The Initial  Subclass  Notional
               Amount and the initial  Pass-Through Rate on the Class A-V Certificates will be
               $___________ and _____%, respectively.

        [2.    Repeat as appropriate.]

        The  Subclasses   requested   above  will  represent  in  the  aggregate  all  of  the
Uncertificated REMIC Regular Interests  represented by the Class A-V Certificates  surrendered for exchange.

        The  capitalized  terms used but not defined  herein shall have the meanings set forth in the  Pooling  and  Servicing  Agreement,  dated as of _______,  among  Residential  Funding
Mortgage  Securities  I,  Inc.,   Residential  Funding  Corporation  and  U.S.  Bank  National
Association, as trustee.

                                            RESIDENTIAL FUNDING
                                            CORPORATION

                                            By:...............................................
                                            Name:
                                            Title:

                                          EXHIBIT O

                               FORM OF FORM 10-K CERTIFICATION

        I, [identify the certifying individual], certify that:

1.      I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in  respect  of the  period  covered  by this  report on Form  10-K of the  trust  (the
 Exchange Act periodic reports) created pursuant to the Pooling and Servicing  Agreement dated
 __________  (the  "Agreement")  among  Residential   Funding  Mortgage  Securities  I,  Inc.,
 Residential   Funding  Corporation  (the  "Master  Servicer")  and  [Name  of  Trustee]  (the
 "Trustee");

2.      Based on my  knowledge,  Exchange  Act  periodic  reports,  taken  as a whole,  do not contain any untrue  statement of a material fact or omit to state a material  fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.      Based on my  knowledge,  all of the  distribution,  servicing  and  other  information required to be provided  under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.      I am  responsible  for reviewing the activities  performed by the Master  Servicer and based  on my  knowledge  and the  compliance  review  conducted  in  preparing  the  servicer compliance  statement  required in this report under Item 1123 of Regulation AB and except as disclosed in the  Exchange  Act periodic  reports,  the Master  Servicer  has  fulfilled  its obligations under the Agreement; and

5.      All  of  the  reports  on  assessment  of  compliance  with  servicing   criteria  for
 asset-backed  securities  and their related  attestation  reports on assessment of compliance with servicing  criteria for asset-backed  securities  required to be included in this report in  accordance  with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this report,  except as  otherwise  disclosed in this report.
 Any material  instances  of  noncompliance  described in such reports have been  disclosed in this report on Form 10-K.

        In giving  the  certifications  above,  I have  reasonably  relied on the  information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

        * - to be signed by the senior  officer in charge of the  servicing  functions  of the
Master Servicer

                                          EXHIBIT P

                    FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

        The  undersigned,  a  Responsible  Officer  of U.S.  Bank  National  Association  (the
"Trustee") certifies that:

1.      The Trustee has performed all of the duties  specifically  required to be performed by it pursuant to the provisions of the Pooling and Servicing  Agreement dated ____________ (the
 "Agreement") by and among  Residential  Funding Mortgage  Securities I, Inc. (the "Company"),
 Residential  Funding  Corporation (the "Master  Servicer") and Trustee in accordance with the standards set forth therein.

2.      Based on my  knowledge,  the list of  Certificateholders  as shown on the  Certificate
 Register as of the end of each  calendar  year that is  provided  by the Trustee  pursuant to
 Section  4.03(f)(I)  of the  Agreement  is accurate as of the last day of the 20___  calendar year.

        Capitalized  terms used and not  defined  herein  shall have the  meanings  given such terms in the Agreement.

        IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___.

                                            Name:.............................................

                                            Title:............................................

                                          EXHIBIT Q

     INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO
                              REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                          EXHIBIT R

                                      SERVICING CRITERIA

        The  assessment  of  compliance  to be delivered by the Trustee  shall  address,  at a minimum, the criteria identified below as "Applicable Servicing Criteria"

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
----------------- -------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the               |X|(as to
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days
                  following receipt, or such other number of days          accounts held by
                  specified in the transaction agreements.                     Trustee)
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an         |X|(as to
                  obligor or to an investor are made only by authorized     investors only)
                  personnel.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of        |X|(as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Trustee)
1122(d)(2)(iv)    forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within
                  two business days to the servicer's investor records,
                  or such other number of days specified in the                   |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security pool asset is maintained as
                  required by the transaction agreements or related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made
                  in accordance with the related pool asset documents
                  are posted to the servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree
                  with the servicer's records with respect to an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis, or
                  such other period specified in the transaction
                  agreements, and describe the entity's activities in
                  monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  pool assets with variable rates are computed based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's pool asset documents, on
                  at least an annual basis, or such other period
                  specified in the transaction agreements; (B) interest
                  on such funds is paid, or credited, to obligors in
                  accordance with applicable pool asset documents and
                  state laws; and (C) such funds are returned to the
                  obligor within 30 calendar days of full repayment of
                  the related pool asset, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid
                  from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the
                  obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records
                  maintained by the servicer, or such other number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts
                  are recognized and recorded in accordance with the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support, identified
                  in Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the                |X|
1122(d)(4)(xv)    transaction agreements.
----------------- -------------------------------------------------------- ------------------

SCHEDULE A SCHEDULE OF AGGREGATE PLANNED PRINCIPAL BALANCES AGGREGATE CLASS A-1 AND CLASS A-2 PLANNED DISTRIBUTION DATES PRINCIPAL BALANCE Initial Balance.............. $117,408,000.00 March 2006................... $117,093,935.08 April 2006................... $116,724,341.12 May 2006..................... $116,299,367.41 June 2006.................... $115,819,098.27 July 2006.................... $115,283,653.16 August 2006.................. $114,693,186.67 September 2006............... $114,047,888.54 October 2006................. $113,347,983.56 November 2006................ $112,593,731.55 December 2006................ $111,785,427.16 January 2007................. $110,923,399.77 February 2007................ $110,008,013.24 March 2007................... $109,039,665.71 April 2007................... $108,018,789.31 May 2007..................... $106,945,849.84 June 2007.................... $105,821,346.43 July 2007.................... $104,645,811.15 August 2007.................. $103,419,808.61 September 2007............... $102,143,935.45 October 2007................. $100,818,819.91 November 2007................ $99,445,121.26 December 2007................ $98,023,529.25 January 2008................. $96,554,763.53 February 2008................ $95,039,572.97 March 2008................... $93,478,735.08 April 2008................... $91,873,055.25 May 2008..................... $90,223,366.06 June 2008.................... $88,530,526.49 July 2008.................... $86,800,557.19 August 2008.................. $85,034,634.31 September 2008............... $83,279,547.53 October 2008................. $81,535,222.44 November 2008................ $79,801,585.08 December 2008................ $78,078,561.94 January 2009................. $76,366,080.00 February 2009................ $74,664,066.67 March 2009................... $72,972,449.81 April 2009................... $71,291,157.74 May 2009..................... $69,620,119.21 June 2009.................... $67,959,263.44 July 2009.................... $66,308,520.05 August 2009.................. $64,667,819.13 September 2009............... $63,037,091.20 October 2009................. $61,416,267.19 November 2009................ $59,805,278.47 December 2009................ $58,204,056.83 January 2010................. $56,612,534.51 February 2010................ $55,030,644.12 March 2010................... $53,458,318.73 April 2010................... $51,895,491.80 May 2010..................... $50,342,097.21 June 2010.................... $48,798,069.24 July 2010.................... $47,263,342.59 August 2010.................. $45,737,852.34 September 2010............... $44,221,533.99 October 2010................. $42,714,323.43 November 2010................ $41,216,156.95 December 2010................ $39,726,971.22 January 2011................. $38,246,703.31 February 2011................ $36,775,290.67 March 2011................... $35,528,283.57 April 2011................... $34,289,776.76 May 2011..................... $33,059,709.70 June 2011.................... $31,838,022.22 July 2011.................... $30,624,654.53 August 2011.................. $29,419,547.21 September 2011............... $28,222,641.20 October 2011................. $27,033,877.83 November 2011................ $25,853,198.75 December 2011................ $24,680,546.00 January 2012................. $23,515,861.97 February 2012................ $22,359,089.41 March 2012................... $21,257,262.51 April 2012................... $20,162,908.79 May 2012..................... $19,075,972.67 June 2012.................... $17,996,398.89 July 2012.................... $16,924,132.58 August 2012.................. $15,859,119.15 September 2012............... $14,801,304.39 October 2012................. $13,756,067.26 November 2012................ $12,731,942.04 December 2012................ $11,728,525.46 January 2013................. $10,745,421.19 February 2013................ $9,782,239.72 March 2013................... $9,043,848.84 April 2013................... $8,320,514.90 May 2013..................... $7,611,921.47 June 2013.................... $6,917,757.91 July 2013.................... $6,237,719.20 August 2013.................. $5,571,505.89 September 2013............... $4,918,823.98 October 2013................. $4,279,384.81 November 2013................ $3,652,905.02 December 2013................ $3,039,106.39 January 2014................. $2,437,715.78 February 2014................ $1,848,465.07 March 2014................... $1,441,960.86 April 2014................... $1,042,476.32 May 2014..................... $649,844.43 June 2014.................... $263,901.40 July 2014.................... $0.00